                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
                          PURSUANT TO SECTION 14(A) OF
                         THE SECURITIES EXCHANGE ACT OF
                              1934 (AMENDMENT NO. )

Filed by the registrant / /

Filed by a party other than the registrant / /

Check the appropriate box:

            /x/   Preliminary Proxy Statement
            / /   Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
            / /   Definitive Proxy Statement
            / /   Definitive Additional Materials
            / /   Soliciting Material Pursuant to Rule 14(a)-12

                                   TECE, INC.
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                  (Name of Registrant as Specified in Charter)

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      (Name of Person(s) filing Proxy Statement, if other than Registrant)

            Payment of filing fee (check the appropriate box):

            /X/   No fee required.

            / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

            (1)   Title of each class of securities to which transaction
                  applies:

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            (2)   Aggregate number of securities to which transaction applies:

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            (3)   Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

            / /   Fee paid previously with preliminary materials.

            / /   Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)   Amount Previously Paid:

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            (2)   Form, Schedule or Registration Statement no.:

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            (3)   Filing Party:

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            (4)   Date Filed:

                                      -2-

                                   TECE, INC.
                           740 ST. MAURICE, SUITE 410
                        MONTREAL, QUEBEC, CANADA H3C 1L5

                                 --------------

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 21, 2001

                                 --------------

To the Holders of Common Stock of TECE, Inc. and
           Holders of Exchangeable Preferred Stock of 3786137 Canada Inc.:

            NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders
(the "Annual Meeting") of TECE, Inc., a Nevada corporation (the "Company"), will be held at the ______________ at ______________________________ Montreal,
Quebec, Canada ________, on June 21, 2001 at 11:00 A.M., local time, for the following purposes:

            1.          To ratify the share exchange transactions by and among
                        the Company, 3786137 Canada, Inc. ("3786137 Canada"),
                        TEC TechnologyEvaluation.com Corporation ("TEC.com"),
                        and stockholders of TEC.com;

            2.          To approve the adoption of Amended and Restated Articles
                        of Incorporation of the Company;

            3.          To elect six members of the Board of Directors;

            4.          To approve the adoption of the Company's 2001 Stock
                        Option Plan;

            5.          To ratify the appointment of PricewaterhouseCoopers LLP
                        as the Company's independent auditors for the fiscal
                        year ending December 31, 2001; and

            6.          To transact such other business as may properly be
                        brought before the Annual Meeting or any adjournment or
                        postponement thereof.

            The Board of Directors has fixed the close of business on May 11,
2001 as the record date for the Annual Meeting (the "Record Date"). Holders of record of common stock, $.001 par value of the Company (the "Common Stock"), on the stock transfer books of the Company at the close of business on the Record
Date are entitled to notice of, and to vote at, the Annual Meeting. In addition, holders of record of shares of exchangeable preferred stock of 3786137 Canada as of the Record Date have voting

rights in that number of shares of the Company's Common Stock equal in number to the number of shares of such exchangeable preferred stock held.

                                   By Order of the Board of Directors

                                   David Perez
                                   Secretary

Dated: May __, 2001
Montreal, Quebec, Canada

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO
FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS
PROVIDED.

                                   TECE, INC.
                           740 ST. MAURICE, SUITE 410
                        MONTREAL, QUEBEC, CANADA H3C 1L5

                     --------------------------------------

                                 PROXY STATEMENT

                     --------------------------------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to the holders of shares of common stock, $.001 par value (the "Common Stock"), of TECE, Inc. (the
"Company," "we," or "us") and the holders of exchangeable preferred stock (the
"Exchangeable Shares") of the Company's subsidiary, 3786137 Canada, Inc.
("3786137 Canada") in connection with the solicitation of the accompanying Proxy or Voting Instructions for use at the 2001 Annual Meeting of Stockholders of the
Company (the "Annual Meeting") to be held at the ___________________ at
________________________, Montreal, Quebec, Canada _________, on June 21, 2001,
at 11:00 a.m., and any adjournment or postponement thereof.

            The approximate date on which this Proxy Statement and the accompanying Proxy and Voting Instructions will first be sent or given to the
Company's stockholders and the holders of Exchangeable Shares is May 14, 2001.

                   SUMMARY OF THE SHARE EXCHANGE TRANSACTIONS

            The following is a brief summary of the share exchange transactions, which the Board of Directors is recommending that you ratify. While this summary describes the most important terms that you should consider, Proposal 1 in the proxy statement contains a more detailed description of those terms. You should read it carefully before deciding whether to ratify the share exchange transactions.

            o  TEC Technology Evaluation.com Corporation is in the business of decision support and selection services in the information technology industry.
Before the share exchange transactions, TECE, Inc. had no material operations, revenues, assets or liabilities. (See Proposal 1 - "Identity of the Parties.")

            o  We entered into the share exchange transactions to acquire an operating business in the information technology industry. We believed that the information technology industry was an important and growing segment of the economy. (See Proposal 1 - "Reasons for the Transaction.")

            o  Under agreements we entered into in November 2000, we agreed to issue shares of the exchangeable preferred stock of our subsidiary to stockholders and debentureholders of TEC Technology Evaluation.com Corporation
in exchange for their interests. This resulted in the acquisition by us of the business of TEC Technology Evaluation.com Corporation. The exchangeable preferred stock of our subsidiary is exchangeable at the option of its holders for shares of our common stock. (See Proposal 1 - "Description of the Shares
Exchange Transactions.")

            o  If all of the stockholders and debentureholders of TEC Technology
Evaluation.com Corporation exchange their interests for shares of our common stock, they would own approximately 60% of the common stock. Since November
2000, stockholders and debentureholders who have exchanged their interests have controlled us.

            o  The share exchange transactions do not result in any change in the rights of the holders of our common stock.

            o  The exchangeable preferred shares of our subsidiary are considered in substance to be the same as our shares of common stock. Each owner of exchangeable preferred shares has voting rights in that number of shares of our common stock as equals the number of exchangeable preferred shares owned.
Each owner of exchangeable preferred shares has rights economically equal to the owners of our common stock in the event we declare dividends or determine to liquidate. (See Proposal 1 - "Description of Share Exchange Transactions.")

            o  There are no United States income tax effects on the holders of our common stock. The share exchange transactions were structured to provide the stockholders of TEC Technology Evaluation.com Corporation with the opportunity to defer the recognition of capital gains under Canadian tax laws upon disposition of their stock of TEC Technology Evaluation.com Corporation

            o  Under Nevada law, you are not entitled to appraisal rights, regardless of your vote on Proposal 1.

            Our counsel has advised us that it would be desirable for the share exchange transactions to be ratified by the holders of a majority of the outstanding shares of our common stock both as of the record date of the annual meeting and as of a date prior to November 9, 2000. The holders of a majority of the outstanding shares of our common stock as of October 3, 2000 have been provided with this proxy statement and are expected to ratify the share exchange transactions by written consent prior to the annual meeting.

                        RECORD DATE AND VOTING SECURITIES

            Only holders of record of Common Stock and Exchangeable Shares at the close of business on May 11, 2001, the record date (the "Record Date") for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual
Meeting and any adjournment or postponement thereof. As of the Record Date, there were ____________ shares of Common Stock outstanding, which includes
15,221,073 shares of Common Stock that were issued in trust (the "Trust Shares")
for the benefit of the holders of Exchangeable Shares.

            The Company has only one class of voting shares. All shares in this class have one vote per share. The Exchangeable Shares are exchangeable on a share-for-share basis into the Trust Shares. Each holder of Exchangeable Shares has voting rights in that number of Trust Shares as equals the number of
Exchangeable Shares held by such holder. References herein to "stockholders"
include holders of Exchangeable Shares, unless the context otherwise requires.

                        VOTING OF SHARES AND TRUST SHARES

            Stockholders represented by Proxies or Voting Instructions to the trustee of the Trust Shares (the "Trustee") that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated in the Proxy or in Voting
Instructions to the Trustee, all such shares will be voted (i) for the ratification of the share exchange transactions by and among the Company,
3786137 Canada, TEC TechnologyEvaluation.com Corporation ("TEC.com"), and
stockholders of TEC.com; (ii) for the adoption of Amended and Restated Articles of Incorporation; (iii) for the election as directors of the persons who have been nominated by the Board of Directors; (iv) for the approval of the adoption of the Company's 2001 Stock Option Plan (the "Plan"); (v) for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors

for the fiscal year ending December 31, 2001; and (vi) on any other matter that may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the Proxies or the Trustee.

            The execution of a Proxy or Voting Instructions to the Trustee will in no way affect a stockholder's right to attend the Annual Meeting and to vote in person. Any Proxy or Voting Instructions to the Trustee executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company by the holders of Common
Stock, or to the Trustee by the holders of Exchangeable Shares, prior to the vote to be taken at the Annual Meeting, or by execution of a subsequent Proxy or
Voting Instructions to the Trustee that is presented at the Annual Meeting or if the stockholder attends the Annual Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy or Voting Instructions to the Trustee prior to such revocation.

            The cost of solicitation of the Proxies and Voting Instructions being solicited on behalf of the Board of Directors will be borne by the
Company. In addition to the use of the mails, solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting materials to their principals.

                                  VOTES NEEDED

            The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum for each of the matters identified in the notice of the Annual Meeting, as well as for any other matters that may come before the Annual Meeting.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Brokers that do not receive instructions from the stockholders are entitled to vote on the election of directors and the ratification of auditors.

            The affirmative vote of a majority of the outstanding shares of
Common Stock is required to ratify the share exchange transactions and to approve the adoption of Amended and Restated Articles of Incorporation. In
tabulating the votes on such proposals, abstentions and broker non-votes will have the same effect as a negative vote.

            A plurality of the votes cast is required for the election of directors. In tabulating the vote on the election of directors, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

            The affirmative vote of a majority of the votes cast is required to approve the adoption of the Plan and the proposal to ratify the appointment of
PricewaterhouseCoopers LLP. In tabulating the votes on such proposals, abstentions and broker non-votes are not considered shares entitled to vote on the applicable proposals and are not included in determining whether the adoption of the Plan and the proposal to ratify the appointment of
PricewaterhouseCoopers LLP are approved.

                               ATTENDING IN PERSON

            Only stockholders, their proxy holders, and the Company's invited guests may attend the Annual Meeting. If a person wishes to attend the Annual
Meeting, but holds his shares through someone else, such as a broker, the person must bring proof of his ownership and identification with a photo to the Annual
Meeting. For example, the person could bring an account statement showing that he owned shares of Common Stock or Exchangeable Shares as of the Record Date as
acceptable proof of ownership.

                         WHERE YOU CAN FIND INFORMATION

            The Company files annual, quarterly and special reports, proxy statements and other information with the United States Securities and Exchange
Commission (the "Commission"). The Company's filings are available to the public over the Internet at the Commission's website at http://www.sec.gov. You may also read and copy any document the Company files at the Commission's public reference rooms in Washington, D.C. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. You may also request a copy of these filings at no cost, by writing or telephoning us at the following address: TECE, Inc. 740 St. Maurice, Suite 410, Montreal, Quebec, Canada H3C
1L5, Attention: Secretary.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table contains information as of the Record Date regarding the beneficial ownership of shares of Common Stock by the Company's current directors and nominees for director, the Company's executive officers named in the Summary Compensation Table below (the "Named Executive Officers"), those persons or entities who, to the Company's knowledge, beneficially own more than 5% of the Common Stock and by all directors and executive officers as a group. Unless otherwise indicated, (i) each stockholder has sole voting power and dispositive power with respect to the indicated shares and (ii) the address of each stockholder is c/o the Company, 740 St. Maurice, Suite 410, Montreal,
Quebec, Canada H3C 1L5.

                                                                            Shares of Common             Percentage of Common
                 Name and Address of                                       Stock Beneficially             Stock Beneficially
                   Beneficial Owner                                           Owned (1)(2)                     Owned(3)
                   ----------------                                           ------------                     --------

Manitex Capital Inc. (4)                                                        4,284,441(4)                      16.7%
1, Place Ville-Marie, Suite 2001, Montreal, Quebec,
Canada
H3B 2C4

Intasys Corporation (5)                                                         6,522,710(5)                      25.4%
1, Place Ville-Marie, Suite 2001, Montreal, Quebec,
Canada
H3B 2C4

Claude E. Forget                                                                  100,000(6)                      (7)

Andre Telmosse                                                                    590,000(8)                       2.3%

Steve Saviuk                                                                      652,271(9)                       -

                                                                            Shares of Common             Percentage of Common
                 Name and Address of                                       Stock Beneficially             Stock Beneficially
                   Beneficial Owner                                           Owned (1)(2)                     Owned(3)
                   ----------------                                           ------------                     --------

Louis Lu                                                                          119,669(10)                      4.6%
c/o Alpha Capital Inc.
1, Place Ville-Marie, Suite 2002, Montreal, Quebec,
Canada
H3B 2C4

Guy Faure                                                                               -                          -
86 Chemin Beakie
Ste. Anne des Lacs, Quebec, Canada J0R 1B0

Philip W. Roizin                                                                        -                          -
c/o Brookstone Inc.
17 Riverside Street, Nashua, New Hampshire, USA 03062

Yves Payette                                                                            -                          -

Michael Clayton                                                                     3,333(11)                     (7)

All Officers and Directors                                                      1,465,273                          3.6%
as a group (8 persons)
-------------------
(1)      Includes shares of Common Stock that may be acquired through the exchange of Exchangeable Shares.

(2)      A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record Date upon the exercise, conversion or exchange of options, warrants or convertible or exchangeable securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible and exchangeable securities that are held by such person (but not those held by any other person) and that are exercisable, convertible or exchangeable within 60 days after the
         Record Date have been exercised, converted or exchanged.

(3)      Based upon 25,665,744 outstanding shares of Common Stock.

(4)      Based upon information contained in a Schedule 13D filed by Manitex under the Securities Exchange Act of 1934, as amended (the "Exchange
         Act").

(5)      Based upon information contained in a Schedule 13D filed by Intasys under the Exchange Act.

(6)      Represents shares that may be acquired upon exercise of an option. Mr.
         Forget is a director of Intasys, which is the beneficial owner of
         6,522,710 Exchangeable Shares. Mr. Forget disclaims beneficial ownership of the Exchangeable Shares beneficially owned by Intasys.

(7)      Less than 1 percent.

(8)      Includes 490,000 shares of Common Stock issuable upon exercise of an option.

(9)      Mr. Saviuk is the President of Manitex, which is the beneficial owner of 4,284,441 Exchangeable Shares. Mr. Saviuk is also the Chairman of the Board and Chief Executive Officer of Intasys, which is the beneficial owner of 6,522,710 Exchangeable Shares. The shares reflected in the table represent Exchangeable Shares that may be acquired by Mr.
         Saviuk from Intasys pursuant to a compensation agreement. Mr. Saviuk disclaims beneficial ownership of the Exchangeable Shares beneficially owned by Manitex and Intasys, except to the extent of such 652,271
         Exchangeable Shares.

(10)     Mr. Lu is a director of Manitex, which is the beneficial owner of
         4,284,441 Exchangeable Shares. Mr. Lu disclaims beneficial ownership of the Exchangeable Shares beneficially owned by Manitex except to the extent of his pecuniary interest therein.

(11)     Represents 3,333 shares of Common Stock that would be beneficially owned by Mr. Clayton upon exchange of 3,333 Exchangeable Shares issuable upon exercise of an option held by Mr. Clayton.

                                   PROPOSAL 1

        RATIFICATION OF THE SHARE EXCHANGE TRANSACTIONS BY AND AMONG THE
          COMPANY, 3786137 CANADA, TEC.COM AND STOCKHOLDERS OF TEC.COM

            Under a Share Exchange Agreement and related agreements, as amended
(the "Exchange Agreements"), dated October 10, 2000 among the Company, 3786137
Canada, TEC.com, Manitex Capital Inc.("Manitex"), Intasys Corporation
("Intasys"), and Don Lobley (together with Manitex and Intasys, the "Majority
TEC.com Stockholders"), on November 9, 2000 (i) 3786137 Canada acquired from the
Majority TEC.com Stockholders common shares, no par value (the "TEC.com Common
Shares"), of TEC.com and debentures convertible into TEC.com Common Shares representing 67.6% of the issued and outstanding TEC.com Common Shares and (ii)
the Majority TEC.com Stockholders were issued Exchangeable Shares of 3786137
Canada, exchangeable on a one-for-one basis at the option of their holders into an aggregate of 11,913,140 shares of Common Stock (the "First Exchange Shares").
On January 24, 2001, after obtaining required regulatory approvals from the
Quebec Securities Commission, 3786137 Canada made an offer (the "Canadian
Offer") to the remaining stockholders and holders of convertible debentures of
TEC.com who are residents of Canada to exchange their TEC.com securities for
Exchangeable Shares on the same terms and conditions as those under which the
Company acquired the TEC.com securities from the Majority TEC.com Stockholders.
In the Canadian Offer, which was consummated in a series of transactions between
February 15, 2001 and March 31, 2001, (i) the Company acquired TEC.com Common
Shares and convertible debentures representing an additional 29.7% of the issued and outstanding TEC.com Common Shares, and (ii) 3786137 Canada issued
Exchangeable Shares exchangeable on a one-for-one-basis at the option of their holders into an aggregate of 3,307,933 shares of Common Stock (the "Second
Exchange Shares"). As of the Record Date, the Company had issued an aggregate of
15,221,073 shares of Common Stock issuable upon the exchange of the First
Exchange Shares and Second Exchange Shares, which is equivalent to 59.3% of the
Company's issued and outstanding shares of Common Stock.

            Subject to required regulatory approvals, the Company presently intends to offer to the remaining holders of TEC.com Common Shares and convertible debentures the opportunity to exchange their TEC.com securities for
Exchangeable Shares on the same terms and conditions as those under which the
Company completed the prior exchanges. The Exchangeable Shares issuable to such holders are referred to herein as the "Third Exchange Shares." The transactions in which the First Exchange Shares and Second Exchange Shares were issued and the Third Exchange Shares would be issued are referred to herein collectively as the "Share Exchange Transactions" and individually as a "Share Exchange
Transaction."

            Counsel to the Company has advised it that it would be desirable for the Share Exchange Transactions to be ratified by the holders of a majority of the outstanding shares of Common Stock both as of the Record Date and as of a date prior to November 9, 2001. The holders of a majority of the outstanding shares of Common Stock as of October 3, 2000 have been provided with this proxy statement and are expected to ratify by written consent the Share Exchange
Transactions prior to the Annual Meeting.

IDENTITY OF THE PARTIES

            The Company (f/k/a Internet Food Co., Inc.) was incorporated under the laws of the State of Nevada on April 14, 1998. The Company was originally formed to sell retail gourmet and specialty cheese on the Internet and at a retail location. At September 30, 2000, the Company reported assets of $9,296, and current liabilities of $34,220. On October 31, 2000, in anticipation of the
Share Exchange

Transactions, the Company transferred its assets and liabilities relating to such business to Janice M. Demainew and Diane S. Button, then directors of the
Company, in consideration of the cancellation of 25,076,719 shares of Common
Stock. Additionally, the Company changed its name to "TECE, Inc."

            TEC TechnologyEvaluation.com Corporation was incorporated in
November 1998. It was formed to focus on decision support and selection services in the information technology industry. TEC.com commenced operations in January
1999 and in December 1999 launched its website, www.technologyevaluation.com, to publish news analysis and research notes on matters of concern to the information technology industry.

            3786137 Canada was incorporated under the laws of Canada on October
10, 2000. All of its outstanding common stock is owned by the Company. Its
Exchangeable Shares are owned by former stockholders and holders of convertible debentures of TEC.com. 3786137 Canada was formed and the Share Exchange
Transactions were structured to provide the holders of TEC.com Common Shares with the opportunity to defer the recognition of capital gains under Canadian tax laws as a result of the disposition of their TEC.com Common Shares, while maintaining voting and economic rights in the Company.

            As a result of the Share Exchange Transactions, the complete mailing address and telephone number of the principal executive offices of each of the
Company, TEC.com and 3786137 Canada is 740 St. Maurice, Suite 410, Montreal,
Quebec, Canada H3C 1L5, Attention: Secretary; (514) 954-3365.

REASONS FOR THE TRANSACTION

            The Company entered into the Share Exchange Transactions to acquire an operating business in the information technology industry. The Company believed that the information technology industry was an important and growing segment of the economy. The Share Exchange Transactions also provided TEC.com the opportunity to become part of a publicly-traded entity, which its former management believed would provide an avenue to obtain additional financing for the development of its products and/or future acquisitions. Additionally, the
Share Exchange Transactions allowed the former TEC.com stockholders to defer recognition of gains under the Canadian tax laws as a result of the disposition of their TEC.com Common Shares.

DESCRIPTION OF THE SHARE EXCHANGE TRANSACTIONS

            The following is a summary of the material terms of the Share
Exchange Transactions. For additional information, you should carefully read the
Exchange Agreements, which are attached as Annex I to this proxy statement and the Company's Annual Report on Form 10-KSB for the fiscal year ended December
31, 2000 (the "Annual Report"), which is being distributed together with this proxy statement.

            The Exchange Agreements provided for an exchange rate of one
Exchangeable Share for every two TEC.com Common Shares. The exchange rate was determined by arm's length negotiation among the parties referred to above.
Among the factors considered were the financial condition of each corporation, their future potential, and the market price of the shares of Common Stock. Each beneficial holder of the Exchangeable Shares has voting rights in that number of shares of Common Stock equal in number to the number of the Exchangeable Shares held by such holder.

            All of the Exchangeable Shares issued in the Share Exchange
Transactions are subject to the terms and conditions of an Exchange and Voting
Agreement (the "Voting Agreement") among the Company, 3786137 Canada, TEC.com and Pierre Barnard (the "Trustee"). In order to facilitate the closing of the
Share Exchange Transaction with the Majority TEC.com Stockholders, the Company also

entered into a Support Agreement (the "Support Agreement") to guarantee certain rights to the holders of Exchangeable Shares, including the right to receive shares of Common Stock in exchange for their Exchangeable Shares. If the Share
Exchange Transactions are ratified and the Company issues any Third Exchange
Shares, they will be subject to the terms and conditions of the Voting Agreement and the Support Agreement.

            The Exchangeable Shares may be exchanged for an equal number of shares of Common Stock (which shares are held by the Trustee for such exchange)
upon proper notification to the Company. The Company has issued and placed with the Trustee the First Exchange Shares and Second Exchange Shares, consisting of an aggregate of 15,221,073 shares of Common Stock, for use in exchange of the
Exchangeable Shares pursuant to the Exchange Agreements.

            The Exchange Agreements set forth the rights and restrictions pertaining to the Exchangeable Shares. The First Exchange Shares and Second
Exchange Shares will be held by the Trustee pending exchange of the Exchangeable
Shares. Upon exchange by the holder of Exchangeable Shares, a corresponding number from the First Exchange Shares or the Second Exchange Shares, as the case may be, will be released to the exchanging holder thereof and an equal number of
Exchangeable Shares will be delivered to the Company. The holders of
Exchangeable Shares have the right to vote their interests in the Company directly or through the Trustee.

            The First Exchange Shares and the Second Exchange Shares, while held by the Trustee, will not be entitled to participate in dividends declared by the
Company, but the Company has agreed that should it declare a dividend on its
Common Stock, it will ensure that 3786137 Canada has the means to pay a like dividend on the Exchangeable Shares. Additionally, only at such time as the holders of Exchangeable Shares have exchanged such shares for the First Exchange
Shares and Second Exchange Shares will they have the right to direct the disposition of such First Exchange Shares and the Second Exchange Shares.

            The Exchange Agreements include the following provisions:

            Exchange Rights on the Liquidation of the Company. Holders of the
Exchangeable Shares have the right, upon the occurrence and during the continuance of any proceeding in bankruptcy, insolvency, liquidation, dissolution or winding up commenced by 3786137 Canada or against 3786137 Canada, to require the Company to purchase all or any part of the Exchangeable Shares held by them at an amount equal to (a) the current market price of the Common
Stock on the last business day prior to the day of purchase plus (b) an additional amount equal to the full amount of all dividends declared and paid on the shares of Common Stock that have not been declared and paid on the
Exchangeable Shares.

            Automatic Exchange on the Liquidation of the Company. In order for holders of the Exchangeable Shares to participate on a pro rata basis with the holders of the shares of Common Stock in the event of a voluntary or involuntary dissolution, liquidation or winding-up of the Company, all of the then outstanding Exchangeable Shares will be automatically exchanged for shares of
Common Stock in the absence of an affirmative written election from a holder of
Exchangeable Shares not to participate in the automatic exchange.

            Retraction by Holder. A holder of Exchangeable Shares is entitled at any time to require 3786137 Canada, subject to the Company's right to purchase the Exchangeable Shares (the "Call Right"), to redeem any or all of the
Exchangeable Shares held by it for an amount equal to the current market price of the Common Stock on the last business day prior to the retraction date (the
"Retraction Price"), which may be satisfied in full by 3786137 Canada causing to be delivered to such holder one share of common stock of the Company held by the
Trustee for each Exchangeable Share held by the retracting holder. If the
Company exercises its Call Right, the retraction will be considered an offer to sell the Exchangeable

Shares to the Company at a price equal to (a) the Retraction Price plus (b) an additional amount equal to the full amount of all dividends declared and paid on the shares of Common Stock that have not been declared and paid on the
Exchangeable Shares.

            Purchase for Cancellation. 3786137 Canada may at any time and from time to time offer to purchase for cancellation all or any of the outstanding
Exchangeable Shares by tender to all of the holders of the Exchangeable Shares then outstanding at any price per share determined by 3786137 Canada plus an amount equal to all declared and unpaid dividends thereon. If in response to such tender offer, more Exchangeable Shares are tendered than 3786137 Canada is willing to purchase, 3786137 Canada will purchase as nearly as possible pro rata according to the number of shares tendered by each holder.

            Reciprocal Changes. If the Company issues or distributes warrants, options or other rights to purchase its securities to the holders of its outstanding Common Stock or issues shares or securities of any other class of the Company than the Common Stock exchangeable for the Exchangeable Shares, or evidences of indebtedness of the Company or assets of the Company, then 3786137
Canada will issue to the holders of the Exchangeable Shares the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets.

            Reclassifications. If the Company subdivides, redivides or changes the outstanding number of shares of its Common Stock into a greater number, or reduces, combines or consolidates the outstanding number of its Common Stock into a lesser number, or reclassifies or otherwise changes its Common Stock or effects an amalgamation, merger, reorganization or other transaction affecting its Common Stock, then 3786137 Canada will make the same or an economically equivalent change simultaneously to, or in the rights of the holders of, the
Exchangeable Shares.

            The Exchangeable Shares are considered in substance to be the same as shares of Common Stock and consequently are included in the calculation of the total issued and outstanding shares of the Company, as that number is used for earnings per share and stockholders' equity presentation. The Share Exchange
Transactions do not result in any change in the rights of the outstanding shares of Common Stock.

            As of the Record Date, 3786137 Canada had acquired all of the remaining TEC.com Common Shares and convertible debentures outstanding, with the exception of 543,252 TEC.com Common Shares and convertible debentures having a face value of $125,000, which are convertible into 294,120 TEC.com Common
Shares. In the event that all of the remaining holders of TEC.com securities exchange such shares into Exchangeable Shares, 3786137 Canada would have issued an aggregate of 15,639,759 Exchangeable Shares, which is equivalent to approximately 60% of the Company's issued and outstanding shares of Common Stock on a fully diluted basis.

            As of November 9, 2000, control of the Company was acquired by the
Majority TEC.com Stockholders, by virtue of the issuance of the 11,913,140
Exchangeable Shares. Prior to the Share Exchange Transactions, the Company was
controlled by Janice M. Demainew and Diane S. Button, of Las Vegas, Nevada.

CONSIDERATION

            The sole source of consideration for issuance to the TEC.com stockholders of the Exchangeable Shares is the exchange of the TEC.com Common
Shares and convertible debentures held by them. At such time as the holders of
Exchangeable Shares exchange such shares for Common Stock, the sole source of consideration for the transfer to them of the Common Stock will be such
Exchangeable Shares.

                                       10

TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND AFFILIATES

            The following table lists the number of Exchangeable Shares that were issued to directors, executive officers and affiliates of TEC.com immediately prior to the first Share Exchange Transaction.

                                           Position Held /Relationship                            Number of Exchangeable
         Name                                     with TEC.com                                         Shares Issued

Manitex                        Holder of more than 5% of outstanding TEC.com                             4,284,441
                               shares

Intasys                        Holder of more than 5% of outstanding TEC.com                             6,552,710
                               shares

Donald J. Lobley               Director, Founder                                                         1,105,989

David Lobley                   Sales Manager                                                               117,660

Sam Tharani                    Chief Technology Officer                                                    217,630

            Additionally, Mr. Telmosse, the Company's Chief Executive Officer
was issued 100,000 Exchangeable Shares in exchange for 200,000 TEC.com Common
Shares he held.

ACCOUNTING TREATMENT/CERTAIN UNITED STATES AND CANADIAN FEDERAL INCOME TAX
CONSIDERATIONS

            For accounting purposes, the Share Exchange Transactions are treated as a recapitalization of TEC.com with the Company and the issuance of shares to the stockholders of the Company for an amount equivalent to the par value of the shares of Common Stock. The Share Exchange Transactions are not a business combination. The transaction costs have been charged to the statement of loss since the cash held by the Company was minimal prior to the Share Exchange
Transactions.

            There are no United States income tax effects of the Share Exchange
Transactions on the holders of Common Stock.

            The Share Exchange Transactions were structured to provide the stockholders of TEC.com with the opportunity to defer the recognition of capital gains under Canadian tax laws upon the disposition of their TEC.com stock.

                                       11

GOVERNMENTAL AND REGULATORY APPROVALS

            The Company, 3786137 Canada and TEC.com were required to obtain and did obtain approval from the Quebec Securities Commission in order to make and consummate the Canadian Offer. Depending upon the domicile of the holders of the remaining TEC.com securities, the approval of one or more regulatory authorities may be required to consummate an exchange of securities with them.

DESCRIPTION OF BUSINESS, MARKET PRICE AND DIVIDENDS AND MANAGEMENT'S DISCUSSION
AND ANALYSIS; FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL STATEMENTS

            The information set forth in "Item 1. Description of Business,"
"Item 5. Market for Common Stock and Related Stockholder Matters," "Item 6.
Management's Discussion and Analysis or Plan of Operations," and "Item 7.
Financial Statements" of the Annual Report is incorporated herein by reference.

            See Annex II to the proxy statement for pro forma financial information of the Company.

REQUIRED VOTE

            The affirmative vote of a majority of the outstanding shares of
Common Stock as of the Record Date is required to approve the proposal to ratify the Share Exchange Transactions. The Company expects to obtain prior to the
Annual Meeting the ratification of the holders of a majority of the outstanding shares of Common Stock as of October 3, 2000.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
       APPROVAL OF THE PROPOSAL TO RATIFY THE SHARE EXCHANGE TRANSACTIONS
            BY AND AMONG THE COMPANY, 3786137 CANADA, TEC.COM AND THE
                             STOCKHOLDERS OF TEC.COM

                                   PROPOSAL 2

                  APPROVAL OF ADOPTION OF AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION OF THE COMPANY

            The Board of Directors recommends the approval of the adoption of the proposed Amended and Restated Articles of Incorporation. The Board of
Directors believes that it would be desirable to amend and restate the Articles of Incorporation because of the extent of the changes proposed to be made in them and for ease of future reference. In approving this proposal, the stockholders will be (i) ratifying a change in the Company's name from "Internet
Food Co., Inc." to "TECE, Inc."; (ii) approving an increase from 50,000,000 to
100,000,000 in the Company's authorized shares of Common Stock and the creation of a new class of Preferred Stock consisting of five million (5,000,000) shares, par value $.001 per share (the "Preferred Stock"); and (iii) approving a provision that would make mandatory the indemnification of directors and officers to the fullest extent provided by he Nevada General Corporation Law
(the "NGCL"). The amended provisions relating to the Company's capital structure will also remove references to any prior actions by the Company relating to its capital structure.

            The following describes the ratification of the name change and the proposed changes in the Company's capital structure. The Amended and Restated
Articles of Incorporation are attached hereto as Annex III and this discussion of the Amended and Restated Articles of Incorporation is qualified in its entirety by reference to Annex III.

                                       12

CHANGE IN CORPORATE NAME

            Prior to October 2000, the Company was a publicly-traded corporation without operations known as "Internet Food Co, Inc." In connection with the
Share Exchange Transactions, the Company sought to change its name to "TECE,
Inc." so that the Company's name would be aligned with its operating business.
Ratification of the name change is necessary because the Company did not previously obtain the approval of stockholders of the Company, as required by the NGCL. In addition to ensuring that the Company's name would be aligned with its operating business, the ratification of the name change would eliminate potential confusion over the identity of the Company, because it has been doing business and has filed reports with the Commission as "TECE, Inc." since October
10, 2000.

            There will be no consequences to stockholders of the ratification of the name change. If this proposal is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates.

INCREASE IN AUTHORIZED CAPITAL

            The Company is currently authorized to issue 50,000,000 shares of
Common Stock. As of the Record Date, 25,665,744 shares of Common Stock were issued and outstanding (including 15,221,073 Trust Shares), 3,262,500 shares of
Common Stock were reserved for issuance upon the exercise of options granted or to be granted under the Plan and 1,000,000 shares of Common Stock were reserved for issuance upon exercise of outstanding warrants. If this Proposal 2 is approved, the Company's authorized shares of Common Stock would increase from fifty million (50,000,000) shares to one hundred million (100,000,000) shares, and five million (5,000,000) shares of Preferred Stock would be authorized.

            The Company anticipates that it will seek to raise additional equity capital over the next several years. These efforts may include both public and private offerings of Common Stock, as well as other securities exercisable for or convertible into Common Stock. The Company currently does not have any specific plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock or Preferred Stock. The Board of
Directors believes that if an increase in the authorized number of shares of
Common Stock and the authorization of Preferred Stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the
Company's ability to meet its financing objectives.

            The Board of Directors believes the proposed increase in the number of authorized shares of Common Stock is necessary to provide the Company with the flexibility to act in the future with respect to financing programs, acquisitions, mergers, stock splits, convertible debt financing, employee benefit plans and other corporate purposes. If the proposed Amended and Restated
Articles of Incorporation become effective, the Board of Directors will be free to issue the additional authorized shares of Common Stock without further action on the part of stockholders (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange or automated quotation system rules). The additional shares of Common
Stock to be authorized will have rights identical to the shares of Common Stock currently outstanding.

            The Board of Directors also believes the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. Should Preferred Stock be issued, the powers, preferences and rights, such as dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters, would be determined by the Board of Directors, without further authorization of the stockholders. If this proposal is approved, the Board of
Directors would be permitted to issue Preferred Stock from time to time for any proper corporate purpose. Shares of Preferred Stock could be issued publicly or privately, in one or more

                                       13

series, and each series of Preferred Stock would rank senior to the Common Stock with respect to dividend and/or liquidation rights and could have greater voting power than the Common Stock.

            The authorization of additional shares of Common Stock under this proposal will itself have no dilutive effect upon the proportionate voting power of the present stockholders of the Company. However, to the extent that the
Company subsequently issues shares of Common Stock and Preferred Stock to persons other than the present stockholders, the issuance could have a substantial dilutive effect on present stockholders. The issuance of additional shares of Common Stock and Preferred Stock may also have the effect of diluting the stock ownership of persons seeking to obtain control of the Company.
Although the Board of Directors has no present intention of doing so, the
Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions that would make it more difficult or costly, and less likely, to take control of the Company. The proposed amendment to the
Company's Articles of Incorporation is not being recommended in response to any specific effort to obtain control of the Company of which the Company is aware.
No stockholder of the Company will have any preemptive rights regarding future issuance of any shares of Common Stock or Preferred Stock.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

            Article VIII of the proposed Amended and Restated Articles of
Incorporation would require the Corporation, to the fullest extent permitted by the provisions of the NGCL, to indemnify each person who is or was a director or officer of the Corporation. Such indemnification would not be exclusive of any other indemnification rights to which a person might be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.
It would continue as to persons who cease to be directors and officers and would inure to such persons' heirs, executors and administrators. There is no indemnification provision in the current Articles of Incorporation of the
Company, but the Board of Directors believes that in all likelihood indemnification would be authorized by it in all appropriate cases.

            The effect of the inclusion of proposed Article VIII would be to make mandatory indemnification of directors and officers, which is permissive under the NGCL. The Board of Directors believes that Article VIII is necessary to remove uncertainty as to the degree of protection the Company would provide to its directors and officers. For example, without the provision, the decision to provide indemnification would reside with a Board of Directors that could be hostile to a person seeking indemnification, particularly if there were to be a change of control of the Company.

            The Board of Directors believes that without protection from the risk of unfounded litigation against directors and officers, individuals would be unwilling to serve or to continue to serve the Company in such capacities. It believes that the inclusion of proposed Article VIII would serve the best interests of the Company and its stockholders by strengthening the Company's ability to attract and retain the services of knowledgeable and experienced persons as directors and officers. Moreover, as a matter of fairness, the
Board of Directors believes that the Company should provide the maximum possible protection to its directors and officers. At present, there is no pending litigation or proceeding involving directors or officers of the Company and the
Company is not aware of any such threatened litigation or proceeding for which indemnification has been or may be requested.

REQUIRED VOTE

            The affirmative vote of a majority of the outstanding shares of
Common Stock is required to approve the proposal to amend and restate the
Company's Articles of Incorporation.

                                       14

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             APPROVAL OF THE PROPOSAL TO ADOPT AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION OF THE COMPANY

                                   PROPOSAL 3

                       ELECTION OF THE BOARD OF DIRECTORS

            Six directors will be elected at the Annual Meeting each to serve for a one-year term until the 2002 Annual Meeting of Stockholders and until their successors are elected and qualified. Unless otherwise specified, all
Proxies received will be voted in favor of the election of the persons named below as directors of the Company.

            Each of the nominees is currently serving as a director of the
Company. The terms of office of the current directors expire at the Annual
Meeting, and when their successors are duly elected and qualify. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Annual Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The names of the nominees and certain information concerning them are set forth below:

                     Nominee                    Age                         Director Since
                     -------                    ---                         --------------
              Philip W. Roizin                  42                         February 2001

              Guy Faure                         43                         November 2000

              Louis Lu                          42                         November 2000

              Steve Saviuk                      42                          October 2000

              Andre Telmosse                    41                         November 2000

              Claude E. Forget                  64                          October 2000

            CLAUDE E. FORGET, an Officer of the Order of Canada, is an
independent consultant with experience and interest in the areas of regulatory affairs, public policy analysis and business strategies in the financial and telecommunications sectors. He holds bachelor's degrees in law from the
Universite de Montreal, in economics from the London School of Economics and
Political Science, a master's degree in public finance and studied towards a doctoral degree in economics and operations research from Johns Hopkins
University. He has been an independent consultant since 1996. He currently serves as a director of Intasys, a global provider of wireless
Internet-compatible billing and customer information systems and a strategic investor in the technology industry with a concentration in the wireless and
e-commerce sectors, and is Chairman and CEO of its subsidiary, Intasys Billing
Technologies (f/k/a Noha Systems Inc.), a provider of billing and customer information systems.

            ANDRE TELMOSSE is an engineering graduate of Ecole Polytechnique,
Montreal. From 1993 until his employment by the Company, Mr. Telmosse was a partner at Andersen Consulting in Montreal where he was actively involved in large-scale technology initiatives, such as Customer Relationship

                                       15

Management and eCommerce and had successfully implemented Information Technology projects in several industries, including telecommunications and aerospace. He became the Company's Chief Executive Officer on November 16, 2000.

            STEVE SAVIUK, C.A., is a chartered accountant with extensive experience in the telecommunications, investment and software industries. He has worked closely with technology companies throughout his career in strategic planning, financing and management. Since 1995, Mr. Saviuk has been the
President of Manitex, a diversified technology investment company, where he plays significant roles with companies active in satellite transmission, the development of fiber optic components and the provision of technology to the cellular telephone industry. He serves on the board of directors of Manitex, NSI
Communications Inc., a satellite communications company, Pinetree CapitalCorp., a venture capital company, and is currently Chairman of the Board and Chief
Executive Officer of Intasys.

            LOUIS LU is a chartered accountant and since 1990, the executive vice-president of Alpha Capital Inc., an investment bank focusing on the technology and telecommunications sectors. He holds a bachelors degree from the
University of Hautes Etudes Commerciales in Montreal. He currently is a director of Manitex.

            GUY FAURE has a background in corporate management, sales and marketing and strategic planning. From 1988 to 1993, Mr. Faure gained pioneering knowledge in the e-commerce industry as a co-founder of Mpact Media (now known as BCE Emergis, an electronic news services company. From 1994 to 1997, Mr.
Faure was General Manager of the Internet services and applications division of
Le Groupe Videotron Ltee, a communications and media company. From 1997 to 1998,
Mr. Faure was Vice President Operations at Quebecor Multimedia, a leading integrator of Internet based applications of Fortune 1000 companies. From 1998 to the present, Mr. Faure has been an independent consultant focusing on the
Internet and e-commerce industries. He has a Bachelor of Commerce degree in marketing and accounting from Concordia University.

            PHILIP W. ROIZIN holds a Masters in Business Administration in
Finance from The Wharton School and a Bachelor of Commerce from McGill
University. Since December 1996, Mr. Roizin has been an Executive Vice President of Finance and Administration of Brookstone, Inc., a specialty retailer. From
May 1995 to December 1996, Mr. Roizin served as Chief Financial Officer of the
Franklin Mint, a creator and supplier of collectibles and die casts. From June
1989 to May 1995, Mr. Roizin held various senior positions with Dole Food
Company, including Vice President/General Manager of Dole Beverages and Vice
President of Strategic Services.

MEETINGS

            The Board of Directors held one meeting during the period beginning on November 9, 2000 and ending on December 31, 2000. All directors were present in at least 75% of the number of meetings of the Board of Directors, except as indicated below, and each member of the Audit Committee was present in at least
75% of its number of meetings. From time to time, the members of the Board of
Directors may act by unanimous written consent pursuant to the NGCL.

COMMITTEES OF THE BOARD OF DIRECTORS

            The Audit Committee of the Board of Directors reviews the Company's financial statements and recommends to the Board of Directors that such financial statements be included in the Company's annual report, reviews filings with the Commission that contain financial statements of the Company, reviews and recommends to the Board of Directors the independent auditors to be selected, reviews the

                                       16

nature and scope of other professional services provided to the Company by the independent auditors, and reviews the adequacy and effectiveness of the accounting and financial controls of the Company. For the fiscal year ended
December 31, 2000, the chairman of the Audit Committee was Claude E. Forget and the members were Louis Lu and Philip Roizin. The Company believes that all members of the Audit Committee are independent, as independence is defined in
Rule 4200(a)(14) of the NASD listing standards. The Audit Committee has adopted a written Audit Committee Charter that is attached hereto as Annex IV.

            The Audit Committee held three meetings to discuss the financial statements for the fiscal year ended December 31, 2000. Messrs. Forget and Lu were present at all meetings and Mr. Roizin was present at one such meeting.
Members of the Audit Committee have reviewed and discussed the audited financial statements with the management of the Company and have discussed matters required to be discussed by SAS61 (Codification of Statements on Auditing
Standards, AU Section 380) with PricewaterhouseCoopers LLP, the Company's independent auditors for the fiscal year ended December 31, 2000. The Audit
Committee has received the written disclosures and the letter from
PricewaterhouseCoopers LLP, as required by the Independent Standards Board
Standard No. 1, and have recommended that the audited financial statements be included in the Company's annual report for the fiscal year ended December 31,
2000.

            The Company also has a Human Resources Committee which makes recommendations to the Board of Directors on matters concerning salaries and incentive compensation, such as stock options, for employees of and consultants to the Company. For the fiscal year ended December 31, 2000, the members of
Human Resources Committee were Andre Telmosse and Steve Saviuk. Both members of the Human Resources Committee were present in the meeting of the committee during the fiscal year ended December 31, 2000.

            The Company presently does not have a nominating committee, the customary function of this committee being performed by the entire Board of
Directors.

OTHER EXECUTIVE OFFICERS

            MICHAEL CLAYTON holds a Bachelor of Commerce in Accounting from
Concordia University and a Graduate Diploma in Public Accounting from McGill
University. From 1996 to 2000 he was Chief Financial Officer at Almec Leisure
Group, a sporting goods distributor. From 1989 to 1996, he was the Chief
Financial Officer of Syprotec Inc., a manufacturer of analytical instruments, where he was active in the restructuring of this company before its sale to
General Electric in 1999. From 1985 to 1989, Mr. Clayton was with Ernst &
Young LLP, an international accounting and consulting firm.

            DAVID PEREZ has been employed as general counsel to Intasys since
February 2000. From 1999 to January 2000 and from 1995 to 1999, respectively,
Mr. Perez held positions as an associate lawyer in the corporate and commercial law departments of Heenan Blaikie and Lafleur Brown, Montreal law firms. Mr.
Perez is a member of the Quebec Bar and holds Bachelor of Arts degrees in Civil
Law and Common Law and a Bachelor of Science degree in Biology from McGill
University.

            YVES PAYETTE is an engineering graduate of Ecole Polytechnique,
Montreal. In 1990, he co-founded Systeme M3I Inc. a software company selling distribution management systems to the utility market. From 1996 until 1998, he was Chief Executive Officer of TUNE1000 Corp., a software company in the entertainment industry. From 1998 until 2000, he was President of Solutions QYP
Inc., a consulting company in the information technology industry. Mr. Payette has served as the Company's Chief Technology Officer since December 2000.

                                       17

BOARD OF DIRECTORS COMPENSATION

            The members of the Board of Directors currently are not paid any directors fee for their services on the Board of Directors. Directors are reimbursed for their expenses incurred in attending meetings of the Board of
Directors. Under the terms of the Plan, directors are eligible for the grant of options. The Compensation Committee of the Board of Directors will determine the remuneration of the Company's directors and officers during the current and subsequent fiscal years.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      THE ELECTION OF EACH OF THE NOMINEES

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVES

            The following table sets forth, for the periods indicated, all compensation awarded to, earned by or paid to the Chief Executive Officer of the
Company. No other executive officers of the Company or TEC.com received annual compensation in excess of US $100,000 during the periods indicated. All amounts presented in this Proxy Statement are in U.S. currency unless otherwise specified.

SUMMARY COMPENSATION TABLE
                                                                                                        Long-Term
                                                                  Annual Compensation                Compensation (Awards):
                                                                  --------------------               ---------------------
                                                                                                         Securities
             Name and Position           Fiscal Year         Salary                 Bonus(2)         Underlying Options (#)
             -----------------           -----------         ------                 --------         ----------------------
Andre Telmosse                              2000           $31,557(1)                  $0                 400,000(3)
Chief Executive Officer

----------------

(1)         Mr. Telmosse joined the Company on November 16, 2000. His salary has been set at $250,000 per year.

(2)         Certain of the executive officers of the Company routinely receive other benefits from the Company, the amounts of which are customary in the Company's industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during each of the periods reflected in the table above did not exceed the lesser of US$50,000 or 10% of the compensation set forth above for any named individual in respect of any such period.

(3)         Represents 400,000 Exchangeable Shares that were issued in exchange for 800,000 shares of common stock of TEC.com issued to Mr. Telmosse upon his exercise of options prior to the Share Exchange
            Transactions.

OPTION GRANTS

            The option to acquire 800,000 shares of TEC.com at an exercise price of $0.25 per share was granted to Mr. Telmosse in the fiscal year ended December
31, 2000. The Company has never granted any stock appreciation rights.

                                       18

AGGREGATED FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

            Mr. Telmosse held no unexercised stock options as of December 31,
2000. Mr. Telmosse exercised options to purchase 800,000 shares of TEC.com on
October 20, 2000, 200,000 shares of which were exchanged by Mr. Telmosse for
100,000 Exchangeable Shares on October 20, 2000 pursuant to the terms of the
Canadian Offer as described in Proposal 1.

OTHER COMPENSATION PLANS

            The Company has no other long term incentive plans for its executive officers or directors, except as described under "Employment Arrangement."

EMPLOYMENT ARRANGEMENT

            Andre Telmosse, the President and Chief Executive Officer of the
Company, entered the Company's employ on November 16, 2000. He receives a base salary of $250,000, which amount is to be annually reviewed and may be increased by the board of directors, and a minimum guaranteed annual bonus of $25,000 per year. Mr. Telmosse will also receive short term incentive compensation for each fiscal year during the term of his employment equal to 75% of his base salary upon obtaining a predetermined "target" level of performance with a minimum compensation of 50% of his base salary guaranteed in the first year, and up to
125% of his base salary for performance above the "target" level. Mr. Telmosse also receives long term incentives in the form of options to purchase 1,240,000 shares of Common Stock granted on February 22, 2001 at an exercise price of
US$.75 per share, with 365,000 options having vested as of the date of grant, and the remainder vesting at the rate of 125,000 options each quarter starting on May 15, 2001.

            Mr. Telmosse's employment is for an indefinite term. If he is terminated other than for "cause" (as defined), within 18 months after the date of employment, and he executes a prescribed form of confidentiality agreement, he is to continue to receive the base salary, annual bonus and short term incentive compensation to which he is presently entitled for a period (the
"Severance Period") of two years. If Mr. Telmosse is terminated other than for
"cause" more than 18 months after the date of his employment, and he executes such confidentiality agreement, the Severance Period will be 1 1/2 years and the same compensation terms will apply. If he is terminated other than for "cause"
either within or after 18 months of the date of employment, relocation expenses of up to $15,000 could be reimbursed by the Company, and all shares subject to previously granted options that would have vested during the Severance Period vest upon termination and will be exercisable by Mr. Telmosse within one year after such termination.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who beneficially own more than 10% of the
Company's Common Stock to file with the Commission reports of ownership of
Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company in respect of the fiscal year ended December 31, 2000, all required Section 16(a) filings were timely made.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            EXCHANGE AGREEMENTS

                                       19

            Reference is made to the summary of the Share Exchange Transactions in Proposal 1 contained in this proxy statement.

                                   PROPOSAL 4

                ADOPTION OF THE COMPANY'S 2001 STOCK OPTION PLAN

            The Board of Directors has unanimously approved for submission to a vote of the stockholders a proposal to approve the Company's 2001 Stock Option
Plan as set forth in Annex V to this Proxy Statement (the "Plan"). This discussion is qualified in its entirety by reference to Annex V.

            The purposes of the Plan are to enable the Company to attract and retain persons of ability as directors, officers and key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors, and to motivate such persons to use their best efforts on behalf of the Company, by providing them with an equity participation in the
Company. The Board of Directors believes that it is in the best interests of the
Company and its stockholders to approve the Plan, because it provides the
Company with greater ability to attract and retain key personnel.

            The Plan is intended to meet the requirements of Rule 16b-3 under the Exchange Act, as well as to satisfy the performance-based compensation exception to the limitation on deductions imposed by Section 162(m) of the
United States Internal Revenue Code of 1986, as amended (the "Code").

THE PLAN

            THE PARTICIPANTS

            Options to purchase shares of Common Stock (the "Options") may be granted to directors, officers and other full-time salaried employees of the
Company and consultants and advisors to the Company. There are 27 employees and directors who are eligible to be granted Options under the Plan.

            THE SHARES

            Under the Plan, options to purchase up to an aggregate of 3,000,000 shares of Common Stock may be granted. There were outstanding at March 31, 2001 options to purchase an aggregate of 2,005,000 shares at an exercise price of
$0.75.

            ADMINISTRATION OF THE PLAN

            The Plan is administered by the Board of Directors. The Board of
Directors has created a Human Resources Committee which recommends to the Board of Directors, subject to the terms and conditions of the Plan, the persons to whom options are granted, the number of shares covered by options granted to each optionee, and the terms and conditions of options (which need not be identical). The aggregate number of shares underlying options that may be granted in any calendar year to any one person is 1,250,000.

            The Plan may be amended, suspended, reinstated or terminated by the
Board of Directors; provided; however, that without approval of affected optionees, no amendment may be made that adversely affects the benefits accruing to optionees under the Plan.

                                       20

            OPTION PRICE

            Options may be granted at an exercise price established by the Board of Directors, which in no event may be lower than the fair market value of the
Common Stock on the date of grant.

            TERMS OF OPTIONS

            Options granted under the Plan may be "incentive options" within the meaning of Section 422 of the Code or nonqualified options. Options may be granted for terms of up to 10 years. The Plan provides that if an Option, or portion thereof, expires, lapses without being exercised or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock that were subject to such Option or portion thereof shall be available for future grants of stock options.

            Options granted under the Plan are not assignable or transferable, except by will or the laws of intestate succession. Options granted under the
Plan may be exercised by the optionee (or the optionee's legal representative)
only while the optionee is employed by the Company, or within one year after termination of employment due to a permanent disability, or within 90 days after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent and distribution shall be entitled to exercise the Option within one year after the decedent's death. Options expire immediately in the event an optionee is terminated with cause or resigns. All of the aforementioned exercise periods are subject to the further limitation that an option will not, in any case, be exercisable beyond its stated expiration date.

            The Board of Directors has the discretion at any time to accelerate the vesting of all or any portion of an Option. In addition, in the event of a change of control (as defined), the Board of Directors may determine that
Options shall terminate at a specified time after notice to optionees, with each optionee to receive an amount in cash equal to the fair market value of the shares of Common Stock underlying the Options held by him over the aggregate exercise price of such Options.

            The exercise price and the number and kind of shares that may be purchased upon exercise of Options and the number of shares subject to Options are subject to adjustment in certain events, including stock splits, recapitalizations, mergers and reorganizations. Upon a change of control, in the event that the Board of Directors does not terminate outstanding Options as provided in the preceding paragraph, any surviving or acquiring corporation is to assume outstanding Options or substitute similar options, failing which the vesting of all outstanding Options will be accelerated in full and the Options will terminate if not exercised prior to the change of control.

OPTIONS GRANTED UNDER THE PLAN

            During the fiscal year ended December 31, 2000 and through the
Record Date, options to purchase shares of Common Stock have been granted pursuant to the Plan to (i) the Chairman of the Board and President, (ii) the
Chief Executive Officer, (iii) each Director nominee, (iv) each officer of the
Company (v) all current executive officers as a group and (vi) all employees, including all current officers who are not executive officers, as a group as follows.

                      Name                                       Number of Options #(1)(2)
                      ----                                       -------------------------

            Claude E. Forget                                                    175,000
            Chairman of the Board

                                       21

            Andre Telmosse                                                    1,240,000
            Director and Chief Executive Officer

            Louis Lu                                                             50,000
            Director

            Steve Saviuk                                                         50,000
            Director

            Guy Faure                                                            75,000
            Director

            Philip Roizin                                                        75,000
            Director

            Yves Payette                                                        300,000
            Chief Technology Officer

            Michael Clayton                                                      60,000
            Chief Financial Officer

            All Executive Officers as a Group (2                              1,580,000
            persons)

            All non-Executive Officers as a                                     265,000
            Group (26 persons)

            All non-employee Directors as a                                     425,000
            Group (5 persons)]

(1)         On the Record Date, the last reported sale price of the Common Stock as reported on the Over the Counter Bulletin Board was $__________
            per share.

(2)         Information contained in this table is duplicative of information contained in "Executive Compensation" and does not signify additional grants of options to purchase shares of Common Stock.

REGISTRATION OF SHARES

            The Company intends to file a registration statement under the
Securities Act of 1933, as amended, with respect to the Common Stock issuable pursuant to the Plan, if the Plan is approved by the Company's stockholders.

REQUIRED VOTE

            The affirmative vote of a majority of the votes cast is required for approval of the adoption of the Plan.

                                       22

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
         THE APPROVAL OF THE ADOPTION OF THE STOCK OPTION INCENTIVE PLAN
                                 OF THE COMPANY

                                   PROPOSAL 5

              RATIFICATION OF SELECTION OF AUDITORS OF THE COMPANY

            Prior to the Share Exchange Transactions described in Proposal 1, the independent auditors of the Company were Hawkins Accounting of Salinas,
California and the independent auditors of TEC.com were PricewaterhouseCoopers
LLP. As a result of the Share Exchange Transactions, PricewaterhouseCoopers LLP
has become the Company's independent auditors. The Company had no disagreement with Hawkins Accounting.

            The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.
Although the selection of auditors does not require ratification, the Board of
Directors has directed that the appointment of PricewaterhouseCoopers LLP be submitted to stockholders for ratification due to the significance to the
Company of such appointment. If stockholders do not ratify the appointment of
PricewaterhouseCoopers LLP, the Board of Directors will consider the appointment of other certified public accountants.

            The Company's auditors for the fiscal year ended December 31, 2000 were Pricewaterhouse-Coopers LLP. The fees paid to PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000 are as follows:

            Audit Fees: The aggregate fees billed for professional services rendered by Pricewaterhouse-Coopers LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 was CDN$50,000.

            Financial Information Systems Design And Implementation Fees: No
fees were billed for professional services rendered by PricewaterhouseCoopers
LLP for financial information systems design and implementation services for the fiscal year ended December 31, 2000.

            All Other Fees: The aggregate fees billed for services rendered by
PricewaterhouseCoopers LLP, other than the services referred to above, for the fiscal year ended December 31, 2000 were approximately $100,000.

            The Audit Committee has considered whether the provision by
PricewaterhouseCoopers LLP of the services covered by the fees other than the audit fees is compatible with maintaining PricewaterhouseCoopers's independence and has determined that it is compatible.

            PricewaterhouseCoopers LLP has advised the Company that a
representative will be present at the Annual Meeting, at which time he will respond to appropriate questions submitted by stockholders and will make such statements as he may desire.

REQUIRED VOTE

            The approval of the proposal to ratify the appointment of
PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
        THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

                                       23

                              STOCKHOLDER PROPOSALS

            Stockholder proposals made in accordance with Rule 14a-8 under the
Exchange Act and intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in
Montreal, Quebec, Canada no later than January 14, 2002 for inclusion in the proxy statement for that meeting.

            In addition, Rule 14a-4 under the Exchange Act requires that a stockholder give advance notice to the Company of other matters that the stockholder wishes to present for action at an annual meeting of stockholders.
Such stockholder's notice must be given in writing, include the information required by the Bylaws of the Company, and be delivered or mailed by first class
United States mail, postage prepaid, to the Secretary of the Company at its principal offices. The Company must receive such notice not less than 45 days prior to the date in the current year that corresponds to the date in the prior year on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders. While the Company has not yet set the date of its 2002 Annual Meeting of Stockholders, if it were held on June 21, 2002 (the date that corresponds to the date on which the Annual Meeting is being held), notice of a director nomination or stockholder proposal made otherwise than in accordance with Rule 14a-8 would be required to be given to the Company no later than May 6, 2002.

                                  ANNUAL REPORT

            All stockholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report on
Form 10-KSB for the fiscal year ended December 31, 2000, which contains certified financial statements of the Company for the fiscal year ended December
31, 2000.

                                  OTHER MATTERS

            The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted with respect to any such matters in accordance with the judgment of the persons voting the proxies.

                                      By Order of the Board of Directors,

                                      David Perez
                                      Secretary

                                       24

                                                                         Annex I

                            SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE  AGREEMENT (the  "Agreement") is made and entered into as of
October 10, 2000,  by and between Tece Inc,  formerly  Internet Food Co. Inc., a company  incorporated  under the laws of the State of Nevada  ("IFCO"),  3786137
Canada Inc. ("Teccan"), a corporation incorporated under the laws of Canada, Tec
Technologyvaluation.com  Corporation  ("Tec"), a corporation  incorporated under the laws of Canada,  and Manitex Capital Inc. a corporation  incorporated  under the  laws  of  Canada  and  the Tec  Shareholders  who  have  signed  Exhibit  A
(collectively "Manitex").

                                    RECITALS

A.       The Boards of Directors of IFCO,  Tec and Teccan deem it advisable  and in the  best  interests  of such  corporations,  and  their  respective shareholders, that Tec become a subsidiary of IFCO.

B.       Pursuant to this Share Exchange, all of the shareholders of Tec will be proposed to exchange their Tec Common Shares for Exchangeable Shares of
         Teccan,  which shall be exchangeable into shares of IFCO's Common Stock in accordance with the terms and conditions of this Agreement.

C.       The Share  Exchange  is being  undertaken  by the  parties  in order to facilitate  the  aggregate  investment of a minimum of US$ 4,000,000 in
         IFCO  and Tec by  private  investors  (colletively  referred  to as the
         "Investors").

D.       In order to  facilitate  the Share  Exchange,  IFCO has agreed to enter into the Exchange  and Voting  Agreement  and the Support  Agreement to
         guarantee  certain  rights  to  the  holders  of  Exchangeable  Shares, including the right to receive  shares of IFCO Common Stock in exchange for their Exchangeable Shares.

E.       In order to  facilitate  the  Share  Exchange,  Manitex  has  agreed to
         transfer  to  Teccan,   contemporaneously  with  the  signing  of  this
         Agreement,  the Tec Common  Shares listed in Exhibit A, in exchange for
         Exchangeable Shares, thereby giving effective control of Tec to Teccan.

NOW,  THEREFORE,  in consideration of the foregoing and the mutual covenants and promises set forth in this Agreement, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                                       I-2

When used in this  agreement,  or any Exhibit or Schedule in which terms are not otherwise defined, each of the following terms will have the meaning ascribed to it in this Article I.

1.1      ACT means the Canada Business Corporations Act.

1.2      AGREEMENT  means this Share Exchange Agreement, including all Exhibits.

1.3      CLOSING DATE means the date of closing for the Share Exchange  pursuant to the Offer.  The parties have targeted and agree to a closing date at the latest  within a maximum  delay of 60 days of the  Effective  Date, unless otherwise agreed to by both parties in writing.

1.4      EFFECTIVE DATE means the date on which this Agreement becomes effective in accordance with Article II, which will be 5:00 p.m.,  Montreal time, on the date of signing of this  Agreement,  or such other date and time as the parties may agree in writing.

1.5      EXCHANGE AND VOTING AGREEMENT means the Agreement reproduced in Exhibit
         1.5, with such changes  therein as the parties  thereto  mutually agree under the procedures set forth in that Agreement.

1.6      EXCHANGE  RIGHTS means the right of holders of  Exchangeable  Shares to
         exchange  their   Exchangeable   Shares  for  IFCO's  Common  Stock  in
         accordance with the Exchange and voting Agreement.

1.7      EXCHANGEABLE SHARES means Class A preferred shares of Teccan having the rights and privileges specified in Exhibit 1.7.

1.8      IFCO'S COMMON STOCK means shares of IFCO's common stock.

1.9      INVESTORS  means the  investors  who will  acquire  Units in IFCO on or before the Effective Date

1.10     OFFER means the offer to complete the Share Exchange which will be made to the Tec shareholders by Teccan in accordance with this Agreement and the provisions of the Act.

1.11     QSA means the Securites Act (Quebec).

1.12     SHARE  EXCHANGE  means the  exchange of shares of Tec's Common Stock by the Tec's  Shareholders for  Exchangeable  Shares of Teccan pursuant to the Offer.

1.13     SUPPORT AGREEMENT means the Agreement  reproduced in Exhibit 1.13, with such changes  therein as the parties  thereto  mutually agree under the procedures set forth in that Agreement.

                                       I-3

1.14     TEC COMMON  SHARES  means  common  shares  with no par value of Tec and includes for greater certainty all instruments  convertible into common shares of Tec, on the assumption  that they are converted in accordance with their terms and conditions.

1.15     TEC SHAREHOLDERS means the holders of Tec Common Shares.

1.16     TRANSACTIONS means the transactions  contemplated in Article II of this
         Agreement.

1.17     TRUSTEE has the meaning set forth in the Exchange and Voting Agreement.

1.18     UNITS  means  the  1,000,000  units of IFCO  which  will be sold to the
         Investors,  at a price of US $4.00,  each Unit being  comprised  of one common share of IFCO and one common share  purchase  warrant  entitling the holder thereof to subscribe to one additional  common share of IFCO at a price of US $5.00.

All of the Exhibits forming part of this Agreement are listed at the end of this
Agreement.

                                   ARTICLE II

                                 EFFECTIVE DATE

For good and valuable  consideration,  the sufficiency of which is acknowledged, the parties agree that subject to the terms and conditions of this Agreement, on the Effective  Date, or as soon as practical  following the Effective Date, they will take all necessary steps to cause the following to occur:

2.1      Manitex will transfer to Teccan the Tec Common Shares listed in Exhibit
         A, and Teccan will issue to Manitex, as sole consideration for the said transfer,  Exchangeable  Shares on the basis of one Exchangeable  Share for each two Tec Common Shares transferred  (assuming the conversion of the  convertible  debentures  of Tec held by  Manitex  into Tec  Common
         Shares in accordance with their terms and conditions);

2.2      Teccan shall make the Offer to the  shareholders  of Tec, in accordance with the  applicable  provisions of the Act and the QSA, to acquire all of the  outstanding  Tec Common  Shares in  exchange  for  Exchangeable
         Shares, on the basis of one Exchangeable  Share for each two Tec Common
         Shares held;

2.3      The existing  Board of Directors of IFCO will be replaced by a board of
         5 members consisting of Steve Saviuk and Claude Forget;

2.4      The  existing  Board of Directors of Teccan will be replaced by a board of 3 members consisting of Steve Saviuk and Claude Forget;

                                       I-4

2.5      IFCO and Teccan shall  execute the Support  Agreement  and the Exchange and  Voting  Agreement  in order to grant  the  Exchange  Rights to the holders of Exchangeable Shares;

2.6      IFCO will  complete the private  placement of Units with the  Investors and will  advance the net  proceeds to Teccan as  non-interest  bearing demand loan; and

2.7      Teccan and IFCO agree  that if, at any time after the  Effective  Time,
         Teccan or IFCO,  considers or is advised  that any further  agreements, deeds,  assignments,  or assurances are necessary or desirable to carry out the  purpose of this  Agreement,  Teccan and IFCO and their  proper officers  and  directors  shall  execute  and  deliver  all such proper agreements,  deeds, assignments, and assurances and do all other things necessary  or  desirable  to carry out the  purpose of this  Agreement, including  the filing of all  application  or  documentation  necessary under the Act or the QSA.

                                   ARTICLE III

                               EXCHANGE OF SHARES

At the Closing Date and subject to the terms and  conditions  of this  Agreement and the Offer,

3.1      Teccan shall acquire,  from the Tec Shareholders who will have tendered their Tec Common Shares,  all of the Tec Common Shares so tendered,  in accordance  with the applicable  provisions of the Act and the QSA, and will issue one  Exchangeable  Share for each two Tec  Common  Shares so tendered.

3.2      Teccan will file the prescribed joint election form under section 85(1)
         of the Income tax Act (Canada) so that the Tec Common Shares are deemed to be disposed of for income tax purposes at their cost amount.

3.3      Each Tec  Shareholder  owning  shares of Tec Common Shares will execute and deliver to the  trustee an  "Acceptance  of Exchange  Offer" in the form attached hereto as Exhibit 3.3.

3.4      IFCO will  establish a Stock  Option Plan for the purpose of  providing incentive  compensation  to management  and key employees in all of the
         Tec  companies.  The  grant  of  options  will be made by the  Board of
         Directors of IFCO.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF TECCAN

Teccan hereby  represents and warrants to IFCO and Manitex as follows,  with "to the best knowledge

                                       I-5

of Teccan"  meaning  that Teccan does not know,  after  having made all relevant inquiries,  and it has no reasonable  basis to believe,  that such  statement is false;

4.1      ORGANIZATION,  STANDING,  AND  POWER.  Teccan  is  a  corporation  duly organized,  validly  existing  and in good  standing  under the laws of
         Canada and is qualified  and in good standing in all  jurisdictions  in which the  failure so to be  qualified  would  have a material  adverse effect upon its business.  Teccan has the corporate power and corporate authority to hold, own, operate, and lease its properties and otherwise carry on its  business as presently  conducted,  to execute and deliver this Agreement, and to carry out the transactions  contemplated in this
         Agreement.

4.2      AUTHORITY.  The execution,  delivery and  performance of this Agreement and  all  other  agreements  contemplated  in  this  Agreement  and the
         consummation   of  the  Share  Exchange  have  been  duly  and  validly
         authorized  by the Board of  Directors  of Teccan.  and,  assuming  due authorization,  execution,  and delivery by the parties, this Agreement will  constitute  a legal,  valid,  and  binding  agreement  of Teccan, enforceable  against  Teccan in accordance  with its terms,  subject to
         applicable  bankruptcy,   insolvency,   moratorium,  and  similar  laws
         affecting  creditors'  rights  to  enforce  remedies  generally  and to equitable  principles  limiting  the  availability  of  the  remedy  of specific performance.

4.3      NO CONFLICTS.  The execution,  delivery,  and  performance by Teccan of this Agreement and any other agreement executed by Teccan in connection with the consummation of the Share Exchange,  (a) have not violated and will not  violate,  conflict  with,  or  breach  any  provision  of the
         Articles of  Incorporation  or the  By-laws of Teccan or any  presently existing order, writ,  injunction,  judgment,  decree,  law, ordinance, rule, or regulation  applicable to Teccan or any of its properties,  or
         (b) after a lapse of time,  due notice or otherwise,  will not violate, require  consent under,  conflict  with,  breach,  cause a default,  or provide  grounds for  termination,  cancellation,  or  acceleration  of performance in respect of, or result in the creation or imposition of a lien or other  encumbrance  pursuant to, any agreement or understanding to which Teccan is a party or to which it or any of its  properties may be subject.

4.4      NO  UNDISCLOSED  LIABILITIES.  Teccan has no  material  liabilities  or
         obligations,   secured  or  unsecured,   whether   accrued,   absolute,
         contingent, or otherwise.

4.5      CAPITALIZATION.  The authorized capital stock of Teccan is comprised of an  unlimited  number  of  common  Shares  and an  unlimited  number of
         Exchangeable  Shares  of  which  only one  hundred  common  shares  are presently issued and outstanding. All such outstanding shares of Teccan have been  validly  issued as fully  paid and  non-assessable  to IFCO.
         Except as provided for under this  Agreement,  there are no outstanding warrants, options, rights, agreements, convertible securities, or other commitments  pursuant to which  Teccan is or may be  obligated to issue any  securities.  There are no  outstanding  agreements,  arrangements, commitments, or understandings of any kind affecting or relating to the voting, issuance,

                                       I-6

         purchase,  redemption,  repurchase, or transfer of Teccan's securities, except as contemplated in this Agreement. No shares of Teccan have been issued in  violation  of any  securities  laws,  agreements  binding on
         Teccan, or preemptive or similar right.

4.6      LITIGATION.  Teccan is not a party to, nor are any of the properties or assets of Teccan  subject to, any pending or, to the best  knowledge of
         Teccan,  threatened actions, claims, suits,  proceedings,  arbitration, investigations,  or other litigation,  whether instituted by or against
         Teccan or any such person or entity,  and Teccan  knows of no basis for any such action.

4.7      TAXES. All federal,  state, local,  foreign,  and other tax returns and reports  which  Teccan has been  required to file have been duly filed, and all such returns and reports are true and correct.

4.8      COMPLIANCE. Teccan has complied, or prior to the Closing Date will have complied,  and is or will be at the Closing Date in  compliance  in all material respects, with all material laws, ordinances, regulations, and rules,  and all orders,  writs,  injunctions,  awards,  judgments,  and decrees applicable to it or to the assets,  properties, and business of
         Teccan.

4.9      FULL DISCLOSURE. The representations and warranties of Teccan contained in this  Agreement  do not contain any untrue  statement  of a material fact or omit any material fact  necessary to make any such statement or omission not  misleading in view of the  circumstances  under which the were made.

                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF IFCO

IFCO hereby represents and warrants to Teccan as follows, except as set forth in the IFCO Schedule of Exceptions attached hereto as Exhibit 5.0 with "to the best knowledge  of IFCO"  meaning  that  IFCO does not know,  after  having  made all relevant  inquiries,  and it has no  reasonable  basis  to  believe,  that  such statement is false:

5.1      ORGANIZATION,  STANDING,  AND POWER.  IFCO is a company duly organized, validly  existing and in good  standing  under the laws of the State of
         Nevada,  and is qualified and in good standing in all  jurisdictions in which the  failure so to be  qualified  would  have a material  adverse effect upon its business.  IFCO has the  corporate  power and corporate authority to hold, own, operate, and lease its properties and otherwise carry on its  business as presently  conducted,  to execute and deliver this Agreement, and to carry out the transactions  contemplated in this
         Agreement.

5.2      CAPITALIZATION.  The  authorized  capital stock of IFCO is comprised of
         100,000,000  shares of Common Stock, of which only 9,475,000 shares are presently issued and outstanding. All

                                       I-7

         such  outstanding  shares of IFCO Common Stock have been validly issued and fully paid and  non-assessable.  Except as provided  for under this
         Agreement or in the IFCO Financial Statements, there are no outstanding warrants, options, rights, agreements, convertible securities, or other commitments  pursuant to which IFCO is or may be obligated to issue any
         securities.   There  are  no  outstanding   agreements,   arrangements,
         commitments, or understandings of any kind affecting or relating to the voting,  issuance,  purchase,  redemption,  repurchase,  or transfer of
         IFCO's  Common  Stock  or any  other  securities  of  IFCO,  except  as contemplated in this Agreement. No IFCO Common Stock has been issued in violation  of any  securities  laws,  agreements  binding  on IFCO,  or preemptive  or similar  right.The  shares of IFCO's  Common Stock to be issued pursuant to the Exchange and Voting Agreement will, when issued, be fully paid and non-assessable.

5.3      AUTHORITY.  IFCO has the  requisite  corporate  power and  authority to enter into this Agreement and to perform its obligations hereunder. The execution,  delivery and  performance  of this  Agreement and all other agreements  contemplated  in this  Agreement have been duly and validly authorized  by the  Board  of  Directors  of  IFCO  and,  assuming  due authorization,  execution,  and delivery by the parties, this Agreement will  constitute  a  legal,  valid,  and  binding  agreement  of  IFCO, enforceable  against  IFCO in  accordance  with its  terms,  subject to
         applicable  bankruptcy,   insolvency,   moratorium,  and  similar  laws
         affecting  creditors'  rights  to  enforce  remedies  generally  and to equitable  principles  limiting  the  availability  of  the  remedy  of specific performance.

5.4      NO CONFLICTS. The execution,  delivery, and performance by IFCO of this
         Agreement and any other  agreement  executed by IFCO in connection with the consummation of the Share Exchange,  (a) have not violated and will not violate,  conflict with, or breach any provision of the Articles of
         Incorporation  or the By-laws of IFCO or any presently  existing order, writ, injunction, judgment, decree, law, ordinance, rule, or regulation applicable  to IFCO or any of its  properties,  or (b) after a lapse of time, due notice or otherwise, will not violate, require consent under, conflict  with,  breach,  cause  a  default,  or  provide  grounds  for termination,  cancellation,  or  acceleration of performance in respect of,  or  result  in the  creation  or  imposition  of a right  of first refusal,  lien or other  encumbrance  pursuant  to,  any  agreement  or understanding  to  which  IFCO is a party  or to which it or any of its properties may be subject.

5.5      FINANCIAL STATEMENTS. A copy of IFCO's audited financial statements for the period ended December 31, 1999 ("IFCO Financial Statements"), which financials  have been  approved by Teccan is reproduced as Exhibit 5.5.
         Such financial  statements (a) agree with IFCO's books and records, (b)
         have been prepared in accordance  with  generally  accepted  accounting principles  consistently  applied, and (c) are complete and accurate in all material  respects,  and present  fairly the financial  position of
         IFCO as of the  dates  indicated  and the  results  of  operations  and changes in financial position for the periods indicated.

                                       I-8

5.6      NO  UNDISCLOSED  LIABILITIES.  Except  to  the  extent  accrued  for or disclosed  in the  IFCO  Financial  Statements,  IFCO  has no  material liabilities  or  obligations,  secured or unsecured,  whether  accrued, absolute, contingent, or otherwise.

5.7      ABSENCE OF MATERIAL ADVERSE CHANGE.  Since December 31, 1999, there has been no material adverse change in the business, condition, operations, assets,  properties,  or commitments of IFCO, and IFCO currently is not aware of any fact or condition which might cause such adverse change in the  future.  Since  such  date,  except as set  forth in the  exhibits attached to this Agreement, IFCO has consummated only such transactions as are in the  ordinary  course  of  business,  and  IFCO  has  not (a)
         declared or made payment of, or set aside for payment, any dividends or distributions  of any  assets  of any kind  whatsoever,  or  purchased,
         redeemed,   or  otherwise  acquired  any  of  its  capital  stock,  any securities convertible into capital stock, or any other securities; (b)
         written  down the value of any assets or  properties  or written off as uncollectible any notes or accounts receivable, except write- downs and
         write-offs  in  the  ordinary  course  of  business,   none  of  which,
         individually or in the aggregate,  are material to it; (c) made capital expenditures  or entered  into  commitments  for capital  expenditures, aggregating more than  $10,000.00;  or, (d) made any material change in any method of accounting or application of accounting practice.

5.8      LITIGATION.  IFCO is not a party to, nor are any of the  properties  or assets of IFCO  subject to, any pending  or, to the best  knowledge  of
         IFCO,  threatened actions,  claims,  suits,  proceedings,  arbitration, investigations,  or other litigation,  whether instituted by or against
         IFCO or any such  person or entity,  and IFCO knows of no basis for any such action.

5.9      TAXES. All federal,  state, local,  foreign,  and other tax returns and reports which IFCO has been required to file have been duly filed,  and all such returns and reports are true and correct.

5.10     COMPLIANCE.  IFCO has  complied  and is in  compliance  in all material respects, with all material laws, ordinances,  regulations,  and rules, and all orders,  writs,  injunctions,  awards,  judgments,  and decrees applicable  to it or to the assets,  properties,  and business of IFCO, including for greater certainty all applicable rules of the NASDN.

5.11     REPORTING.  IFCO has  complied  and is in  compliance  in all  material respects,  with all material laws,  regulations and rules of regulatory authorities  having  jurisdiction  over the issuance and the trading of its  securities;  the shares of common  stock of IFCO are  admitted for trading on the Over the Counter  Bulletin Board ("OTCBB") in the United
         States  and the  shares  of  IFCO's  common  stock to be  issued on the exchange of the  Exchangeable  Shares will be admissible for trading on the OTCBB,  subject to any applicable  hold periods under US securities laws and to compliance with the rules and regulations of the NASDN.

                                       I-9

5.12     MINUTE BOOKS.  The minute books of IFCO are complete and correct in all material  respects  and  contain the  minutes of all  meetings  and all resolutions of the directors and shareholders thereof;

5.13     CEASE TRADE  ORDERS.  No securities  commission  or similar  regulatory authority has issued any order preventing or suspending  trading in any securities of IFCO and there is currently no reasonable  basis for such order;

5.14     FULL DISCLOSURE.  The  representations and warranties of IFCO contained in this Agreement and other documents delivered by or on behalf of IFCO pursuant to this  Agreement,  do not contain any untrue  statement of a material  fact or omit any  material  fact  necessary  to make any such statement or omission not misleading in view of the circumstances under which the were made.

5.15     BROKERS AND FINDERS.  IFCO has not incurred any liability for brokerage
         fees,   commissions,   or  finders'   fees,  in  connection   with  the
         transactions contemplated in this Agreement.

                                   ARTICLE VI

                    REPRESENTATIONS AND WARRANTIES OF MANITEX

Manitex  hereby  represents  and warrants to Teccan as follows with "to the best knowledge of Manitex"  meaning that Manitex does not know, after having made all relevant  inquiries,  and it has no  reasonable  basis  to  believe,  that  such statement is false:

6.1      ORGANIZATION,  STANDING,  AND  POWER.  Manitex  is a  corporation  duly organized,  validly  existing  and in good  standing  under the laws of
         Canada,  and is qualified and in good standing in all  jurisdictions in which the  failure so to be  qualified  would  have a material  adverse effect upon its business. Manitex has the corporate power and corporate authority to hold, own, operate, and lease its properties and otherwise carry on its  business as presently  conducted,  to execute and deliver this Agreement, and to carry out the transactions  contemplated in this
         Agreement.

6.2      AUTHORITY.  The execution,  delivery and  performance of this Agreement and all other agreements  contemplated in this Agreement have been duly and validly  authorized  by the Board of  Directors  of  Manitex.  This
         Agreement  will have been duly and validly  authorized by all necessary
         corporate   action  on  the  part  of   Manitex   and,   assuming   due
         authorization,  execution,  and delivery by the parties, this Agreement will  constitute  a legal,  valid,  and binding  agreement  of Manitex, enforceable  against Manitex in accordance  with its terms,  subject to
         applicable  bankruptcy,   insolvency,   moratorium,  and  similar  laws
         affecting  creditors'  rights  to  enforce  remedies  generally  and to equitable  principles  limiting  the  availability  of  the  remedy  of specific performance.

                                      I-10

6.3      TITLE.  Manitex  has good title to its shares of Tec and has full power to transfer said shares to Teccan and Teccan will acquire good title to such shares, free and clear of liens, encumbrances and adverse claims.

6.4      NO CONFLICTS.  The execution,  delivery,  and performance by Manitex of
         this  Agreement  and  any  other  agreement   executed  by  Manitex  in
         connection  with  consummation  of the  Share  Exchange,  (a)  have not violated and will not violate,  conflict  with, or breach any provision of the  Articles  of  Incorporation  or the  By-laws  of Manitex or any presently  existing order, writ,  injunction,  judgment,  decree,  law, ordinance,  rule,  or  regulation  applicable  to Manitex or any of its properties, or (b) after a lapse of time, due notice or otherwise, will not violate,  require  consent under,  conflict with,  breach,  cause a
         default,   or  provide  grounds  for  termination,   cancellation,   or
         acceleration of performance in respect of, or result in the creation or imposition of a lien or other encumbrance pursuant to, any agreement or understanding  to which Manitex is a party or to which it or any of its properties may be subject.

                                   ARTICLE VII

                             CONDITIONS TO PRECEDENT

7.1      CLOSING  DATE.  Subject to the  fulfilment  or waiver by all parties of conditions set forth below,  the Effective Date will take place as soon as possible after the date of the signing of this Agreement.

7.2      CONDITIONS  PRECEDENT TO  OBLIGATIONS  OF TECCAN.  The  obligations  of
         Teccan and Manitex to consummate  the  Transactions  are subject to the satisfaction  of each of the  following,  on or prior to the  Effective
         Date, except as otherwise waived in writing by them:

         7.2.1    Authorization.  All  necessary  action will have been taken to authorize the execution,  delivery and  performance by IFCO of this Agreement and the Transactions.

         7.2.2    Capital Contribution by the Investors. The Investors will have acquired and paid for a minimum of 1,000,000 Units .

         7.2.3    Representations,  Warranties  and  Performance.  Each  of  the
                  representations  and  warranties  of IFCO  set  forth  in this
                  Agreement will be true and correct in all material respects as of the Effective,  except as permitted by this Agreement. IFCO will have performed in all material respects each covenant and agreement  contained  in this  Agreement to be performed by it prior to the Effective Date.

                                      I-11

         7.2.4    Consents and Approvals.  All contractual  and  non-contractual
                  authorizations,   consents  and  approvals,   including  those
                  required under any applicable  securities laws, if any, of any local, state,  federal or government agency,  regulatory body, official  or any  person  or  entity  necessary  for the valid consummation  of the  Transactions  in  accordance  with  this
                  Agreement  will have been  obtained  and will be in full force and effect.

         7.2.5    Litigation. No suit, action, proceeding,  arbitration or other litigation  will  have  been  commenced  or  threatened  to be commenced  against  Teccan or IFCO  which,  in the  opinion of
                  Teccan or  Manitex,  would pose a material  restriction  on or impair  consummation of the Transactions,  performance of this
                  Agreement,  or  create  a risk of  subjecting  Manitex  or its
                  shareholders,   officers,  directors  or  agents  to  material
                  damages, costs, liabilities or other relief in connection with the Share Exchange or this Agreement.

         7.2.6    Opinion  of  Counsel  to IFCO.  Manitex  will have  received a written  opinion  dated as of the  Effective  Date  from  IFCO
                  Counsel,  substantially  to the  effect  set forth in  Exhibit
                  7.2.6.

         7.2.7    No Material  Adverse Change.  There will not have occurred any material loss or destruction or any material adverse change in the financial condition or properties,  business or operations of IFCO from that shown in the IFCO Financial Statements.

         7.2.8    Officer Certificate.  Manitex will have received a certificate dated as of the Effective  Date from a senior officer of IFCO, substantially in the form set forth in Exhibit 7.2.8.

7.3      CONSENTS.  IFCO and  Teccan  will use their  commercial  best  efforts, within  reasonable costs, to obtain all such consents and approvals and to take all such actions, including those required under any applicable securities  law, as may be necessary or  appropriate  to consummate the transactions  contemplated in this Agreement. IFCO and Teccan will take all actions and execute all documents,  and will use their best efforts to have their respective  shareholders take all actions and execute all documents, that either party reasonably requests in order to obtain all such consents and approvals.

7.4      PRESS  RELEASES.  All  press  releases  or other  announcements  by the parties,  to  their  employees  or  vendors  or  otherwise,  as to  the transactions  contemplated by this Agreement will be in a form mutually agreeable to IFCO and Teccan.

7.5      REASONS FOR  TERMINATION.  The Offer will be  terminated  and the Share
         Exchange abandoned at any time prior to the Closing as follows:

         (a)      By action of the Boards of Directors of IFCO and Teccan;

                                      I-12

         (b)      By  Teccan,  if  any  of  the  conditions   precedent  to  its
                  obligations  set forth  above have not been  satisfied  in all material respects on or before the Closing Date;

         (c)      By IFCO, if any of the conditions precedent to its obligations set  forth  above  have not  been  satisfied  in all  material respects on or before the Closing Date; and

         (d)      By either IFCO or Teccan, if the Share Exchange has not become effective  for any  reason by no later  than 60 days after the
                  Effective Date.

7.6      SURVIVAL  OF  REPRESENTATIONS.  All  representations,   warranties  and
         covenants of Teccan and IFCO  contained in this  Agreement  will remain operative and in full force and effect, regardless of any investigation made by or on  behalf  of the  parties  to this  Agreement,  until  the earlier of the  termination  of this  Agreement  or the  Closing  Date, whereupon such representations, warranties and covenants will expire.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1      WAIVER AND  AMENDMENT.  This  Agreement may be amended by action of the
         Boards  of  Directors  of all  of the  parties  without  action  by the shareholders  of such parties;  any right granted by this Agreement may be  waived by the  party or on  behalf  of the  shareholders  for whose benefit such right was granted. The waiver of any such right must be in writing  and  signed by the party  electing  to  exercise  its right of waiver.

8.2      ENTIRE AGREEMENT;  REFERENCES.  This Agreement,  including all Exhibits hereto, each of which is incorporated herein by reference,  constitutes
         the  entire   agreement   between  the  parties  with  respect  to  the
         Transactions  and the  Share  Exchange  and  supersedes  all  prior  or concurrent  arrangements,  letters of intent or understandings relating thereto.  Unless otherwise  specified herein,  references to "Sections"
         and "Exhibits" are to Sections of and Exhibits to this Agreement.

8.3      COUNTERPARTS.   This   Agreement   may  be  executed  in  one  or  more
         counterparts,  each of which will be an original, but all of which when taken  together  will  constitute  one and  the  same  agreement.  This
         Agreement will become effective when one or more  counterparts has been signed  by each  of the  parties  and  delivered  to each of the  other parties.

8.4      EFFECT OF HEADINGS.  The headings in this  Agreement have been inserted for  reference  purposes  only and  will  not  affect  the  meaning  or construction of any provision of this Agreement.

                                      I-13

8.5      NOTICES. Any notice or other communication  required or permitted to be given  under  this  Agreement  will be in  writing,  will be  delivered personally or by registered or certified mail, postage prepaid and will be deemed given upon delivery, if delivered  personally,  or three days after deposit in the mail, if mailed, to the following addresses:

         (i)      if to IFCO :

                  1555 West Fourteen Mile Road
                  Suite 212
                  Farmington Hills, MI 48334
                  Attention: Mr. David H. Jarvis

with a copy to :

                  De Grandpre Chaurette Levesque
                  2000, McGill College Avenue, Suite 1600
                  Montreal (Quebec)
                  H3A 3H3
                  Attention: Pierre Barnard

         (ii)     if to Teccan:

                  De Grandpre Chaurette Levesque
                  2000, McGill College Avenue, Suite 1600
                  Montreal (Quebec)
                  H3A 3H3
                  Attention: Pierre Barnard

         (iii)    if to Manitex:

                  5, Place Ville Marie
                  Suite 1234
                  Montreal (Quebec)
                  H3B 2G2
                  Attention: David Perez

         or to such  other  address as a party may have  furnished  to the other parties in writing pursuant to this Section 8.5.

8.6      NO WAIVER.  No waiver by any party of any  condition,  or the breach of any term, covenant, agreement,  representation or warranty contained in this Agreement,  in any one or more  instances,  will be deemed to be a further or continuing waiver of any such condition or

                                      I-14

         breach  of any  other  term,  covenant,  agreement,  representation  or warranty contained in this Agreement.

8.7      SUCCESSORS  AND  ASSIGNS.  No party  may  assign  any of its  rights or obligations  under this Agreement  without the prior written consent of the other parties. This Agreement will be binding upon and enure to the
         benefit  of  the  parties  to  this  Agreement  and  their   respective
         successors, personal representatives and permitted assigns.

8.8      GOVERNING  LAW.  This  Agreement  will be governed by and  construed in accordance  with  the  substantive  laws  of  the  Province  of  Quebec excluding that body of law pertaining to conflicts of law.

IN WITNESS  WHEREOF,  the parties  hereto have executed this Agreement as of the date first above written,  subject to acceptance and  initialling of each of the exhibits hereto.

MANITEX CAPITAL INC.

 /s/ Steve Saviuk
 ------------------------
STEVE SAVIUK, PRESIDENT

3786137 CANADA INC.

 /s/ Pierre Barnard
 -------------------------
PIERRE BARNARD, PRESIDENT

TECE INC.

 /s/ Pierre Barnard
--------------------------
PIERRE BARNARD, ATTORNEY

                                      I-15

                                LIST OF EXHIBITS

to the Share Exchange Agreement Entered into as of October 10, 2000 between Tece
Inc.,    formerly    Internet    Food    Co,    3786137    Canada    Inc,    Tec
TechnologyEvaluation.com Corporation and Manitex Capital Inc.

Acceptance of Exchange......................................................A
Exchange and voting Agreement.............................................1.5
Exchangeable shares of Teccan.............................................1.7
Support Agreement........................................................1.13
Acceptance of Exchange Offer............................................. 3.3
IFCO's Schedule of Exceptions............................................ 5.0
IFCO's Financial Statements.............................................. 5.5
Opinion of IFCO's Counsel to Manitex....................................7.2.6
Officer's Certificate of IFCO to Manitex................................7.2.8

                                      I-16

                                    EXHIBIT A

to the Share Exchange Agreement entered into as of October 10, 2000 between Tece
Inc, formerly Internet Food Co, 3786137 Canada Inc, Tec TechnologyEvaluation.com
Corporation and Manitex Capital Inc. (the "Exchange Agreement")

                             ACCEPTANCE OF EXCHANGE

TO:           Teccan Inc.

AND TO:       Pierre Barnard, as trustee under the Exchange and Voting Agreement

RE:      TECCAN CORPORATION

Gentlemen:

The  undersigned  hereby  irrevocably  accept and agree to sell to Teccan all of their  Tec  Common  Shares  held  as  of  this  date  and  to  receive  as  sole consideration  Exchangeable Shares of Teccan,  which are exchangeable subject to certain  terms  and  conditions  into  shares  of  common  stock  of Tece Inc as described  and under the terms of the Exchange  Agreement,  receipt of a copy of which is hereby acknowledged.

Each of the  undersigned is delivering  this  Acceptance  which  constitutes the undersigned's  instructions to you to effect the Exchange with respect to all of the Tec shares held by the  undersigned  for shares of IFCO subject to the terms and conditions of the Exchange Agreement.

Each of the undersigned  hereby  represents and warrants to Teccan and IFCO that he has good title to the Tec Common  Shares and has full power to transfer  said shares to Teccan and  Teccan  will  acquire  good title free and clear of liens, encumbrances and adverse claims. Each of the undersigned covenants that he will, upon  request,  execute any  additional  documents,  necessary  or  desirable to complete the transfer and exchange of the Teccan Common Shares.

Each of the undersigned,  as holder of Exchangeable Shares, whether of record or beneficial,  acknowledges  becoming and being a party to the Exchange and Voting
Agreement, acknowledges and accepts the Insolvency Exchange Right, the Automatic
Exchange  Rights and the Voting  Rights  granted to the holders of  Exchangeable
Shares  by  IFCO.  As  consideration  for  the  granting  of  such  rights,  the undersigned  hereby grants to IFCO the Call Rights described in the Exchange and
Voting Agreement and  acknowledges  the overriding  nature thereof in connection with the retraction of Exchangeable  Shares,  as the case may be, and accepts to be bound  thereby  in  favour  of IFCO,  Inc in  accordance  with the  terms and conditions of the priviledges attached to the Exchangeable Shares.

The  undersigned  each agree to the  provisions  of the Exchange  Agreement  and hereby irrevocably  appoint Pierre Barnard of the law firm De Grandpre Chaurette
Levesque as his, her or its

                                      I-17

representative  and  attorney  to (i) effect the  Exchange;  (ii) to endorse for transfer  to Teccan  the  undersigned's  certificate  evidencing  the Tec Common
Shares being exchanged; and (iii) to sign any other document necessary or useful for the purpose of implementing the Exchange and in accordance with the Exchange and Voting Agreement,  such power of attorney not being invalidated by the death or the incapacity of the undersigned.

Dated:                                , 2000

SIGNATURE :                                 TEC COMMON SHARES TRANSFERRED                            Number of
---------                                   -----------------------------                            ---------
                                                                                                   Exchangeable
                                                                                                   Shares issued

Manitex Capital Inc. per:                   -   6,560,812 Common Shares
                                            -   CAN $75,000 convertible
/s/ Illegible                                   debenture with accrued interest                      4,284,441
------------------------                    -   US $375,000 convertible
                                                debenture with accrued interest

Intasys Corporation per:                    -    One Common Share
                                            -    US $2,625,000 convertible
/s/ Illegible                                    debenture with accrued interest                     6,522,710
------------------------

/s/ Don Lobley                              -   2,211,977 Common Shares                              1,105,989
------------------------
Don Lobley
------------------------------------------  ------------------------------------------------ -------------------------
TOTAL:                                                                                              11,913,140
------------------------------------------  ------------------------------------------------ -------------------------

                                      I-18

                                   EXHIBIT 1.5

to the Share Exchange Agreement Entered into as of October 10, 2000 between Tece
Inc.,    formerly    Internet    Food    Co,    3786137    Canada    Inc,    Tec
TechnologyEvaluation.com Corporation and Manitex Capital Inc.

                          EXCHANGE AND VOTING AGREEMENT

                                      I-19

                                   EXHIBIT 1.7

to the Share Exchange Agreement Entered into as of October 10, 2000 between Tece
Inc.,    formerly    Internet    Food    Co,    3786137    Canada    Inc,    Tec
TechnologyEvaluation.com Corporation and Manitex Capital Inc.

                          EXCHANGEABLE SHARES OF TECCAN

                                      I-20

                                  EXHIBIT 1.13

to the Share Exchange Agreement Entered into as of October 10, 2000 between Tece
Inc.,    formerly    Internet    Food    Co,    3786137    Canada    Inc,    Tec
TechnologyEvaluation.com Corporation and Manitex Capital Inc.

                                SUPPORT AGREEMENT

                                      I-21

                                   EXHIBIT 3.3

to the Share Exchange Agreement entered into as of October 10, 2000 between Tece
Inc, formerly Internet Food Co, 3786137 Canada Inc, Tec TechnologyEvaluation.com
Corporation and Manitex Capital Inc.

                    SHAREHOLDER ACCEPTANCE OF EXCHANGE OFFER

TO:               Teccan Inc.

AND TO:           Montreal Trust Company of Canada
                  Montreal, Quebec

RE:      TECCAN CORPORATION

Gentlemen:

The  undersigned  hereby  irrevocably   accepts  and  agrees  to  exchange  (the
"Exchange")  all  of  his,  her  or its  shares  held  as of  this  date  in Tec
TechnologyEvaluation.com  Corporation ("Tec"), for Class A Preferred Shares (the
"Exchangeable Shares") of 3786137 Canada Inc. ("Teccan"), which are exchangeable subject to certain terms and conditions into shares of common stock of Tece Inc, a Nevada Corporation formerly known as Internet Food Co. ("IFCO"),  as described and under the terms of that certain  Share  Exchange  Agreement  (the  "Exchange
Agreement")  between  Teccan  and  IFCO,  receipt  of a copy of which is  hereby acknowledged.

The   undersigned  is  delivering   this   Acceptance   which   constitutes  the
undersigned's  instructions to you to effect the Exchange with respect to all of the Teccan shares held by the  undersigned for shares of IFCO and subject to the terms of the Exchange Agreement.

If the  transactions  contemplated  by the Exchange as described in the Exchange
Agreement  are  completed,  then  you  are  to  deliver  certificates  of  stock representing the number of Exchangeable  Shares to the undersigned issued in the name and at the address given below.

The  undersigned  hereby  represents  and  warrants  to Teccan and IFCO that the undersigned has good title to his Tec Common Shares and has full power to accept the Exchange and to transfer  said shares to Teccan and Teccan will acquire good title free and clear of liens,  encumbrances and adverse claims. The undersigned will, upon request, execute any additional documents,  necessary or desirable to complete the transfer and exchange of the Teccan Common Shares.

The  undersigned,  as  holder  of  Exchangeable  Shares,  whether  of  record or beneficial,  by virtue of having accepted the Offer,  acknowledges  becoming and being a party to the Exchange and Voting Agreement, acknowledges and accepts the
Insolvency  Exchange Right, the Automatic  Exchange Rights and the Voting Rights
granted to the holders of Exchangeable Shares by IFCO. As consideration for

                                      I-22

the  granting of such rights,  the  undersigned  hereby  grants to IFCO the Call
Rights  described in the  Exchange and Voting  Agreement  and  acknowledges  the overriding  nature  thereof in connection  with the  retraction of  Exchangeable
Shares,  as the case may be, and accepts to be bound  thereby in favour of IFCO,
Inc in accordance with the terms and conditions of the  priviledges  attached to the Exchangeable Shares.

The  undersigned  each agree to the  provisions  of the Exchange  Agreement  and hereby irrevocably  appoint Pierre Barnard of the law firm De Grandpre Chaurette
Levesque  as his,  her or its  representative  and  attorney  to (i)  effect the
Exchange;  (ii) to endorse for transfer to Teccan the undersigned's  certificate evidencing  the Tec Common Shares being  exchanged;  and (iii) to sign any other document necessary or useful for the purpose of implementing the Exchange and in accordance  with the Exchange and Voting  Agreement,  such power of attorney not being invalidated by the death or the incapacity of the undersigned.

Dated:                                , 2000

--------------------------------------------

                                      I-23

                                   EXHIBIT 5.0

to the Share Exchange Agreement Entered into as of October 10, 2000 between Tece
Inc.,    formerly    Internet    Food    Co,    3786137    Canada    Inc,    Tec
TechnologyEvaluation.com Corporation and Manitex Capital Inc.

                          IFCO'S SCHEDULE OF EXCEPTIONS

                                      I-24

                                   EXHIBIT 5.5

to the Share Exchange Agreement Entered into as of October 10, 2000 between Tece
Inc.,    formerly    Internet    Food    Co,    3786137    Canada    Inc,    Tec
TechnologyEvaluation.com Corporation and Manitex Capital Inc.

                           IFCO'S FINANCIAL STATEMENTS

                                      I-25

                                  EXHIBIT 7.2.6

to the Share Exchange Agreement Entered into as of October 10, 2000 between Tece
Inc, formerly Internet Food Co, 3786137 Canada Inc, Tec TechnologyEvaluation.com
Corporation and Manitex Capital Inc.

                            IFCO'S COUNSEL'S OPINION

Mr. Pierre Barnard
De Grandpre Chaurette Levesque
2000, McGill College
Suite 1600
Montreal (Quebec)
H3A 3H3

Manitex Capital Inc
1, Place Ville-Marie
Suite 2001
Montreal (Quebec)
H3B 4M4

Gentlemen:

We have acted as general counsel for Tece Inc. ("Tece") and, as such capacities, we are pleased to render the following opinion.

1)       Tece has been duly incorporated, organized and is validly existing as a corporation  in good  standing  under the laws of its  jurisdiction  of incorporation,  with  corporate  power and authority to own,  lease and operate its property and assets, to conduct its business

2)       Tece has an authorized  capital  stock of  50,000,000  shares of common stock of which the only issued and  outstanding  shares are o shares of common stock, all of which have been duly authorized and validly issued and are fully paid and non-assessable,

                                      I-26

3)       o shares of IFCO's common stock have been validly and legally  reserved for  issuance  to the  shareholders  of  3786137  Canada  Inc  upon the exchange of the Class A preferred  Shares of 3786137 Canada Inc held by them and upon suh  issuance  the said  shares of common  stock  will be issued as fully paid and non assessable;

4)       IFCO  is not in  violation  of its  constating  documents,  by-laws  or resolutions of its directors or shareholders

5)       There are no legal or governmental proceedings pending to which IFCO is a  party  and no  such  proceedings  are,  to  the  best  of  counsel's knowledge,  after having made all  inquiries and  verifications  deemed appropriate,  threatened  (implicitly or otherwise) or  contemplated by governmental authorities or any other parties.

6)       IFCO is not in  violation  of any  law,  ordinance,  administrative  or governmental  rule or regulation or court decree  applicable to it, nor is it in default of complying with any term or condition of, nor has it failed to obtain, any licence,  permit,  franchise or administrative or governmental  authorization  necessary to the ownership of its property or to the conduct of its business

7)       Except as a result of the Exchange Agreement,  there are no outstanding
         (a) securities or obligations of IFCO  convertible into or exchangeable for any shares of the capital stock of IFCO,  (b)  warrants,  rights or options to subscribe  for or purchase  from IFCO any such shares of the capital  stock  of IFCO or any  other  securities  of IFCO or any  such
         convertible  or  exchangeable   securities  or   obligations,   or  (c)
         obligations  for IFCO to issue,  purchase or redeem such shares,  other
         securities,   any  such  convertible  or  exchangeable   securities  or
         obligations, or any such warrants, rights, options or obligations.

8)       all relevant documents have been filed with the regulatory  authorities having jurisdiction and all steps necessary have been taken in order to permit the  issuance of the shares of IFCO to  shareholders  of 3786137
         Canada, as part of the Share Exchange;

9)       the  certificates  for the  Common  Stock of IFCO are in due and proper form under the laws governing  IFCO,  including  applicable  securities laws and the rules and regulations of the NASDN;

10)      no order preventing or suspending the trading of the securities of IFCO has been  issued  by a  securities  commission  or  similar  regulatory authority and counsel is unaware of any justification for such an order to be issued;

11)       The documents filed with the regulatry  authorities in connection with
          the  Share  Exchange   conform  to  the   requirements  of  applicable
          securities laws and all regulations thereunder;

12)      The following  persons are the only  directors and officers of IFCO and they have been  validly  appointed  or elected in  accordance  with the by-laws of IFCO:

                                      I-27

13)      to the best of counsel's knowledge, after having made all inquiries and verifications  deemed  appropriate,  there are no material  contract or obligation to which IFCO was a party as of o, 2000 other than the Share
         Exchange.

14)      The Share Exchange and the  performance of the  transactions  described therein  does not breach  the laws of the State of Nevada,  the laws of the United States of America and the rules and regulations of the NASDN or of any  other  regulatory  authority  having  jurisdiction  over the affairs or the trading in the securities of IFCO;

15)      The shares of IFCO issued to the  shareholders  of 3786137 Canada under the Share Exchange will be free from any trading restrictions under the laws of the State of Nevada,  the laws of the United  States of America and the rules and regulations of the NASDN and of any other  regulatory authority  having  jurisdiction  over the affairs or the trading in the securities  of IFCO,  with the  exception  that such shares  constitute
         "Restricted  Securities" within the meaning of Regulation 144 under the
         Securities Act;

                                      I-28

                                  EXHIBIT 7.2.8

to the Share Exchange Agreement Entered into as of October 10, 2000 between Tece
Inc, formerly Internet Food Co, 3786137 Canada Inc, Tec TechnologyEvaluation.com
Corporation and Manitex Capital Inc.

                    OFFICER'S CERTIFICATE OF IFCO TO MANITEX

                                      I-29

                                SUPPORT AGREEMENT

MEMORANDUM OF AGREEMENT made as of the  day of the 10th day of October 2000

AMONG:

                                TECE INC.,  (FORMERLY INTERNET FOOD CO. INC.), a
                                company incorporated under the laws of the State
                                of Nevada;

                                (hereinafter referred to as the "Parent")

AND:                            3786137 CANADA INC., a corporation  incorporated
                                under the laws of Canada;

                                (hereinafter referred to as the "Purchaser"),

AND:                            TEC   TECHNOLOGYEVALUATION.COM   CORPORATION,  a
                                corporation   incorporated  under  the  laws  of
                                Canada;

                                (hereinafter referred to as the "Tec")

WHEREAS in  connection  with a share  exchange  agreement  (the "Share  Exchange
Agreement")  made as of between  Parent  and  Purchaser,  Purchaser  is to issue
Exchangeable  Non-Voting  Preferred  Shares  (the  Exchangeable  Shares") to the
shareholders of Tec.

NOW  THEREFORE in  consideration  of the  respective  covenants  and  agreements provided in this  Agreement and for other good and valuable  consideration  (the receipt and  sufficiency of which are hereby  acknowledged),  the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      Defined Terms

Each term denoted herein by initial  capital  letters and not otherwise  defined herein  shall  have the  meaning  ascribed  thereto in the  rights,  privileges, restrictions and conditions (collectively,  the "Share Provisions") attaching to the  Exchangeable  Shares  attached  as  Appendix 1 hereto,  unless the  context requires otherwise.

                                      I-30

1.2      Interpretation Not Affected by Headings

The division of this agreement  into  Articles,  sections and other portions and the insertion of headings are for  convenience  of reference  only and shall not affect the construction or  interpretation  of this agreement.  Unless otherwise indicated,  all  references  to an "Article"  or "section"  followed by a number and/or a letter refer to the specified Article or section of this agreement. The
terms  "this  Agreement",   "hereof",   "herein"  and  "hereunder"  and  similar
expressions refer to this agreement and not to any particular  Article,  section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3      Number, Gender

Words  importing  the  singular  number  only shall  include the plural and vice versa. Words importing any gender shall include all genders.

1.4      Date for any Action

If any date on which any action is required to be taken under this  agreement is not a  Business  Day,  such  action  shall be  required  to be taken on the next succeeding  Business Day. For the purposes of this  agreement,  a "Business Day"
means any day on which  commercial banks are open for business in Montreal other than a Saturday, a Sunday or a day observed as a holiday in Montreal,  under the laws of the Province of Quebec or the federal laws of Canada.

                                    ARTICLE 2
                        COVENANTS OF PARENT AND PURCHASER

2.1      Covenants Regarding Exchangeable Shares

So long as any  Exchangeable  Shares not owned by Parent or its  Affiliates  are outstanding, Parent covenants that it will:

         (a)      not declare or pay any  dividend on the Parent  Common  Shares unless (i) Purchaser shall  simultaneously  declare or pay, as the case may be, an  equivalent  dividend  (as provided for in the Share  Provisions)  on the  Exchangeable  Shares  and (ii)
                  Purchaser  shall  have  sufficient  money or other  assets  or authorized but unissued securities available to enable the due declaration  and the due and punctual  payment,  in accordance with applicable law, of any such dividend on the  Exchangeable
                  Shares;

         (b)      advise Purchaser sufficiently in advance of the declaration by
                  Parent of any  dividend on Parent  Common  Shares and take all
                  such  other   actions   as  are   reasonably   necessary,   in
                  co-operation with Purchaser, to ensure that the

                                      I-31

                  respective  declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration  date,  record  date  and  payment  date  for  the corresponding dividend on the Parent Common Shares;

         (c)      ensure  that the  record  date for any  dividend  declared  on
                  Parent  Common  Shares is not less than 10 Business Days after the declaration date of such dividend;

         (d)      take all such actions and do all such things as are reasonably necessary  or  desirable  to enable and permit  Purchaser,  in accordance with  applicable law, to pay and otherwise  perform its  obligations  with  respect  to  the  satisfaction  of the
                  Liquidation  Amount,  the  Retraction  Price or the Redemption
                  Price in respect of each issued and  outstanding  Exchangeable
                  Share (other than  Exchangeable  Shares owned by Parent or its
                  Affiliates) upon the liquidation, dissolution or winding-up of
                  Purchaser, the delivery of a Retraction Request by a holder of
                  Exchangeable  Shares or a redemption of Exchangeable Shares by
                  Purchaser,  as the case may be, including  without  limitation all such  actions  and all such  things  as are  necessary  or desirable  to  enable  and  permit  Purchaser  to  cause to be delivered  Parent Common Shares to the holders of Exchangeable
                  Shares in accordance with the provisions of Article 5, 6 or 7, as the case may be, of the Share Provisions; and

         (e)      take all such actions and do all such things as are reasonably necessary  or  desirable  to  enable  and  permit  Parent,  in accordance  with  applicable  law, to perform its  obligations arising upon the exercise by it of the Call Rights,  including without limitation all such actions and all such things as are necessary or desirable to enable and permit Parent to cause to
                  be  delivered   Parent   Common   Shares  to  the  holders  of
                  Exchangeable  Shares in accordance  with the provisions of the
                  Call Rights.

2.2      Segregation of Funds

Parent further  covenants  that it will cause  Purchaser to deposit a sufficient amount of funds in a separate  account of Purchaser  and  segregate a sufficient amount of such other assets and property, as is necessary to enable Purchaser to pay dividends  when due and to pay or otherwise  satisfy its  obligations  under
Article 5, 6 or 7 of the Share Provisions, as applicable.

2.3      Reservation of Parent Common Shares

Parent hereby represents,  warrants and covenants in favour of Purchaser and Tec that  Parent  has  reserved  for  issuance  and  will,  at all  times  while any
Exchangeable  Shares  (other  than  Exchangeable  Shares  held by  Parent or its
Affiliates) are  outstanding,  keep available,  free from  pre-emptive and other rights,  out of its authorized and unissued  capital stock such number of Parent
Common Shares (or other shares or securities into which Parent Common Shares may be  reclassified  or changed as  contemplated  by section  2.7 hereof) (a) as is equal to the sum of

                                      I-32

(i) the number of Exchangeable  Shares issued and outstanding  from time to time and (ii) the number of  Exchangeable  Shares  issuable  upon the exercise of all rights to acquire  Exchangeable  Shares outstanding from time to time and (b) as are now and may  hereafter  be required to enable and permit  Parent to meet its obligations  under the Voting and Exchange  Trust  Agreement and under any other security or commitment pursuant to which Parent may now or hereafter be required to  issue  Parent  Common  Shares,  to  enable  and  permit  Parent  to meet its obligations under the Call Rights and to enable and permit Purchaser to meet its respective obligations hereunder and under the Share Provisions.

2.4      Notification of Certain Events

In order to assist Parent to comply with its obligations hereunder and to permit
Parent to exercise the Call Rights,  Purchaser will notify Parent of each of the following events at the time set forth below:

         (a)      in the event of any determination by the Board of Directors of
                  Purchaser to institute voluntary  liquidation,  dissolution or winding-up  proceedings with respect to Purchaser or to effect any other  distribution  of the assets of Purchaser  among its shareholders  for the  purpose of winding up its  affairs,  at least 60 days  prior to the  proposed  effective  date of such liquidation, dissolution, winding-up or other distribution;

         (b)      promptly,  upon the earlier of receipt by  Purchaser of notice of and Purchaser otherwise becoming aware of any threatened or instituted  claim,  suit,  petition or other  proceedings with
                  respect  to  the  involuntary   liquidation,   dissolution  or
                  winding-up of Purchaser or to effect any other distribution of the assets of Purchaser among its shareholders for the purpose of winding up its affairs;

         (c)      immediately, upon receipt by Purchaser of a Retraction
                  Request;

         (d)      on the same  date on which  notice of  redemption  is given to holders of Exchangeable  Shares,  upon the  determination of a
                  Redemption Date in accordance with the Share Provisions; and

         (e)      as soon as  practicable  upon the issuance by Purchaser of any
                  Exchangeable  Shares or rights to acquire  Exchangeable Shares
                  (other than the issuance of Exchangeable  Shares and rights to
                  acquire   Exchangeable  Shares  in  exchange  for  outstanding
                  Teccommon shares pursuant to the Amalgamation).

2.5      Delivery of Common Shares to Purchaser

In furtherance of its  obligations  under sections  2.1(d) and (e) hereof,  upon notice  from  Purchaser  of any event  that  requires  Purchaser  to cause to be delivered  Parent Common  Shares to any holder of  Exchangeable  Shares,  Parent shall forthwith cause to be delivered to Purchaser

                                      I-33

the requisite number of Parent Common Shares to be received by, and issued to or to the order of, the former holder of the surrendered  Exchangeable  Shares,  as
Purchaser  shall direct.  All such Parent Common Shares shall be duly authorized and validly issued as fully paid and non- assessable and shall be free and clear of any lien, claim or encumbrance. In consideration of the issuance and delivery of each such Parent Common  Share,  Purchaser  shall pay a cash  purchase  price equal to the fair market value of such Parent Common Shares.

2.6      Intentionnaly Deleted

2.7      Economic Equivalence

So long as any  Exchangeable  Shares not owned by Parent or its  Affiliates  are outstanding:

         (a)      Parent will not without  prior  approval of Purchaser  and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions:

                  (i)     issue  or   distribute   Parent   Common   Shares  (or
                          securities  exchangeable  for or  convertible  into or
                          carrying  rights to acquire  Parent Common  Shares) to
                          the  holders of all or  substantially  all of the then
                          outstanding  Parent  Common  Shares  by way  of  stock
                          dividend or other distribution, other than an issue of
                          Parent Common Shares (or securities  exchangeable  for
                          or  convertible  into or  carrying  rights to  acquire
                          Parent  Common  Shares) to  holders  of Parent  Common
                          Shares who exercise an option to receive  dividends in
                          Parent Common Shares (or securities  exchangeable  for
                          or  convertible  into or  carrying  rights to  acquire
                          Parent  Common  Shares)  in  lieu  of  receiving  cash
                          dividends; or

                  (ii)    issue or distribute rights, options or warrants to the
                          holders  of all  or  substantially  all  of  the  then
                          outstanding  Parent  Common Shares  entitling  them to
                          subscribe for or to purchase  Parent Common Shares (or
                          securities  exchangeable  for or  convertible  into or
                          carrying rights to acquire Parent Common Shares); or

                  (iii)   issue  or   distribute   to  the  holders  of  all  or
                          substantially  all  of  the  then  outstanding  Parent
                          Common  Shares (A) shares or  securities  of Parent of
                          any class other than Parent  Common Shares (other than
                          shares   convertible   into  or  exchangeable  for  or
                          carrying rights to acquire Parent Common Shares),  (B)
                          rights,  options or warrants other than those referred
                          to in  section  2.7(a)(ii)  above,  (C)  evidences  of
                          indebtedness of Parent or (D) assets of Parent,

         unless the  economic  equivalent  on a per share basis of such  rights, options, securities,  shares, evidences of indebtedness or other assets is issued or distributed simultaneously

                                      I-34

         to holders of the  Exchangeable  Shares;  provided  that,  for  greater certainty,  the above  restrictions  shall not apply to any  securities issued  or  distributed  by  Parent  in order to give  effect to and to consummate the  transactions  contemplated  by, and in accordance with, the Amalgamation Agreement.

         (b)      Parent will not without the prior  approval of  Purchaser  and the prior approval of the holders of the  Exchangeable  Shares given in accordance with section 10.2 of the Share Provisions:

                  (i)     subdivide,  redivide  or change  the then  outstanding
                          Parent Common  Shares into a greater  number of Parent
                          Common Shares; or

                  (ii)    reduce,  combine,   consolidate  or  change  the  then
                          outstanding  Parent Common Shares into a lesser number
                          of Parent Common Shares; or

                  (iii)   reclassify or otherwise change Parent Common Shares or
                          effect  an  amalgamation,  merger,  reorganization  or
                          other  transaction  affecting  Parent  Common  Shares,
                          unless the same or an economically  equivalent  change
                          shall  simultaneously  be made to, or in the rights of
                          the holders of, the Exchangeable Shares.

         (c)      Parent will ensure that the record date for any event referred to in section 2.7(a) or 2.7(b) above, or (if no record date is applicable  for such  event) the  effective  date for any such event,  is not less than five  Business Days after the date on which such event is  declared  or  announced  by Parent  (with contemporaneous notification thereof by Parent to Purchaser).

         (d)      The Board of Directors of Purchaser shall  determine,  in good faith and in its sole discretion, economic equivalence for the purposes of any event  referred to in section 2.7(a) or 2.7(b)
                  above  and each such  determination  shall be  conclusive  and binding  on Parent.  In making  each such  determination,  the following  factors  shall,  without  excluding  other  factors determined  by the  Board  of  Directors  of  Purchaser  to be
                  relevant,   be   considered  by  the  Board  of  Directors  of
                  Purchaser:

                  (i)     in  the   case  of  any   stock   dividend   or  other
                          distribution  payable  in Parent  Common  Shares,  the
                          number  of such  shares  issued in  proportion  to the
                          number of Parent Common Shares previously outstanding;

                  (ii)    in the case of the  issuance  or  distribution  of any
                          rights,  options  or  warrants  to  subscribe  for  or
                          purchase   Parent   Common   Shares   (or   securities
                          exchangeable  for  or  convertible  into  or  carrying
                          rights to

                                      I-35

                          acquire  Parent  Common  Shares),   the   relationship
                          between the exercise price of each such right,  option
                          or warrant and the Current Market Price;

                  (iii)   in the case of the  issuance  or  distribution  of any
                          other form of property  (including  without limitation
                          any shares or  securities of Parent of any class other
                          than Parent  Common  Shares,  any  rights,  options or
                          warrants  other than those  referred to in section 2.7
                          (d) (ii)  above,  any  evidences  of  indebtedness  of
                          Parent or any  assets  of  Parent),  the  relationship
                          between the fair market  value (as  determined  by the
                          Board of  Directors  of  Purchaser in the manner above
                          contemplated)   of  such  property  to  be  issued  or
                          distributed  with respect to each  outstanding  Parent
                          Common Share and the Current Market Price;

                  (iv)    in the case of any  subdivision,  redivision or change
                          of the then  outstanding  Parent  Common Shares into a
                          greater   number  of  Parent   Common  Shares  or  the
                          reduction, combination, consolidation or change of the
                          then  outstanding  Parent  Common Shares into a lesser
                          number of Parent  Common  Shares or any  amalgamation,
                          merger,  reorganization or other transaction affecting
                          Parent Common Shares, the effect thereof upon the then
                          outstanding Parent Common Shares; and

                  (v)     in all such cases, the general  taxation  consequences
                          of the  relevant  event  to  holders  of  Exchangeable
                          Shares to the extent that such consequences may differ
                          from the  taxation  consequences  to holders of Parent
                          Common  Shares  as a  result  of  differences  between
                          taxation laws of Canada and the United States  (except
                          for any differing  consequences arising as a result of
                          differing  marginal  taxation rates and without regard
                          to  the   individual   circumstances   of  holders  of
                          Exchangeable Shares).

         e)       Purchaser agrees that, to the extent required, upon due notice from  Parent,  Purchaser  will use its best efforts to take or cause  to be taken  such  steps  as may be  necessary  for the purposes of ensuring  that  appropriate  dividends are paid or other  distributions  are made by Purchaser,  or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to  implement  the  required  economic  equivalent  with respect to the Parent Common Shares and Exchangeable Shares as
                  provided for in this section 2.7.

2.8      Tender Offers

In the event that a tender offer,  share exchange offer,  issuer bid,  take-over bid or similar  transaction with respect to Parent Common Shares (an "Offer") is proposed  by  Parent  or is  proposed  to  Parent  or  its  shareholders  and is recommended by the Board of Directors of Parent, or is otherwise  effected or to be effected  with the consent or approval of the Board of  Directors  of Parent, and the Exchangeable Shares are not redeemed by Purchaser or purchased

                                      I-36

by Parent  pursuant to the Call Rights,  Parent will use its reasonable  efforts expeditiously  and in good faith to take all such actions and do all such things as are  necessary  or  desirable  to enable and permit  holders of  Exchangeable
Shares (other than Parent and its  Affiliates)  to  participate in such Offer to the same extent and on an economically equivalent basis as the holders of Parent
Common Shares,  without  discrimination.  Without limiting the generality of the foregoing,  Parent will use its  reasonable  efforts  expeditiously  and in good faith to ensure that holders of Exchangeable Shares may participate in each such
Offer without being required to retract Exchangeable Shares as against Purchaser
(or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be  conditional  upon, the closing of such Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of  Purchaser  to redeem (or Parent to purchase  pursuant to the Call
Rights)  Exchangeable  Shares,  as applicable,  in the event of a Parent Control
Transaction.

2.9   Ownership of Outstanding Shares

Without the prior approval of Purchaser and the prior approval of the holders of the  Exchangeable  Shares  given in  accordance  with  section 10.2 of the Share
Provisions,  Parent covenants and agrees in favour of Purchaser that, as long as any outstanding Exchangeable Shares are owned by any Person other than Parent or any of its  Affiliates,  Parent  will  be and  remain  the  direct  or  indirect beneficial  owner of all issued and outstanding  voting shares in the capital of
Purchaser.

2.10     Parent and Affiliates Not to Vote Exchangeable Shares

Parent  covenants  and agrees  that it will  appoint  and cause to be  appointed proxyholders  with  respect  to all  Exchangeable  Shares  held  by it  and  its
Affiliates  for the sole  purpose  of  attending  each  meeting  of  holders  of
Exchangeable  Shares in order to be  counted as part of the quorum for each such meeting.  Parent  further  covenants and agrees that it will not, and will cause its  Affiliates  not to,  exercise any voting rights which may be exercisable by holders  of  Exchangeable  Shares  from  time  to  time  pursuant  to the  Share
Provisions  or pursuant to the  provisions of the Act (or any successor or other corporate statute by which Purchaser may in the future be governed) with respect to any  Exchangeable  Shares held by it or by its  Affiliates  in respect of any matter considered at any meeting of holders of Exchangeable Shares.

2.11     Rule 10b-18 Purchases

For certainty, nothing contained in this Agreement, including without limitation the  obligations  of Parent  contained  in section 2.8  hereof,  shall limit the ability of Parent or Purchaser to make a "Rule 10b-18 Purchase" of Parent Common
Shares pursuant to Rule 10b-18 of the United States  Securities  Exchange Act of
1934, as amended.

                                    ARTICLE 3
                                PARENT SUCCESSORS

                                      I-37

3.1      Certain Requirements in Respect of Combination, etc.

Parent shall not consummate any transaction  (whether by way of  reconstruction, reorganization,  consolidation,  merger,  transfer,  sale,  lease or other-wise)
whereby all or substantially  all of its undertaking,  property and assets would become the  property  of any other  Person  or, in the case of a merger,  of the continuing corporation resulting therefrom unless, but may do so if:

         f)       such  other  Person or  continuing  corporation  (the  "Parent
                  Successor") by operation of law, becomes,  without more, bound by the terms and  provisions  of this  Agreement or, if not so bound,  executes,  prior  to  or  contemporaneously  with  the consummation of such  transaction,  an agreement  supplemental hereto and such other  instruments  (if any) as are reasonably necessary  or  advisable  to evidence  the  assumption  by the
                  Parent  Successor  of  liability  for all moneys  payable  and property deliverable hereunder and the covenant of such Parent
                  Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Parent under this Agreement; and

         g)       such  transaction  shall be upon such terms and  conditions as substantially  to preserve  and not to impair in any  material respect any of the rights,  duties,  powers and authorities of the other parties hereunder.

3.2      Vesting of Powers in Successor

Whenever the  conditions of section 3.1 have been duly  observed and  performed, the  parties,  if  required  by section  3.1,  shall  execute  and  deliver  the supplemental  agreement  provided for in section 3.1(a) and thereupon the Parent
Successor  shall possess and from time to time may exercise each and every right and power of Parent under this  Agreement in the name of Parent or otherwise and any act or proceeding by any provision of this Agreement  required to be done or performed  by the Board of  Directors of Parent or any officers of Parent may be done and  performed  with like force and effect by the  directors or officers of such Parent Successor.

3.3      Wholly-Owned Subsidiaries

Nothing  herein shall be construed as preventing the  amalgamation  or merger of any wholly- owned direct or indirect subsidiary of Parent with or into Parent or the  winding-up,  liquidation or dissolution of any  wholly-owned  subsidiary of
Parent  provided that all of the assets of such  subsidiary  are  transferred to
Parent or another  wholly-owned  direct or indirect subsidiary of Parent and any such transactions are expressly permitted by this Article 3.

                                    ARTICLE 4
                                     GENERAL

                                      I-38

4.1      Term

This Agreement  shall come into force and be effective as of the date hereof and shall  terminate  and be of no  further  force  and  effect  at such  time as no
Exchangeable  Shares (or securities or rights  convertible  into or exchangeable for or carrying  rights to acquire  Exchangeable  Shares) are held by any Person other than Parent and any of its Affiliates.

4.2      Changes in Capital of Parent and Purchaser

At all times after the occurrence of any event contemplated pursuant to sections
2.7 and 2.8  hereof or  otherwise,  as a result of which  either  Parent  Common
Shares or the Exchangeable Shares or both are in any way changed, this agreement shall  forthwith  be amended and  modified as  necessary  in order that it shall apply with full force and effect,  mutatis mutandis,  to all new securities into which Parent Common Shares or the Exchangeable Shares or both are so changed and the parties  hereto shall  execute and deliver an  agreement  in writing  giving effect to and evidencing such necessary amendments and modifications.

4.3      Severability

If  any  provision  of  this  Agreement  is  held  to  be  invalid,  illegal  or unenforceable, the validity, legality or enforceability of the remainder of this
Agreement  shall  not in any  way be  affected  or  impaired  thereby  and  this
Agreement  shall be carried  out as nearly as possible  in  accordance  with its original terms and conditions.

4.4      Amendments, Modifications

This Agreement may not be amended or modified  except by an agreement in writing executed by Purchaser and Parent and approved by the holders of the Exchangeable
Shares in accordance with section 10.2 of the Share Provisions.

4.5      Ministerial Amendments

Notwithstanding the provisions of section 4.4, the parties to this Agreement may in  writing  at any time and from  time to time,  without  the  approval  of the holders of the  Exchangeable  Shares,  amend or modify  this  Agreement  for the purposes of:

         (a)      adding to the  covenants of any or all parties  provided  that the Board of Directors  of each of Purchaser  and Parent shall be of the good faith opinion that such  additions  will not be prejudicial  to the rights or  interests of the holders of the
                  Exchangeable Shares;

         (b)      making such amendments or modifications  not inconsistent with this  Agreement as may be necessary or desirable  with respect to matters or questions

                                      I-39

                  which,  in the good faith opinion of the Board of Directors of each of  Purchaser  and Parent,  it may be  expedient to make, provided  that each such  Board of  Directors  shall be of the good faith opinion that such amendments or modifications  will not be  prejudicial  to the rights or interests of the holders of the Exchangeable Shares; or

         (c)      making such  changes or  corrections  which,  on the advice of counsel to Purchaser and Parent,  are required for the purpose
                  of  curing  or   correcting   any   ambiguity   or  defect  or
                  inconsistent  provision  or  clerical  omission  or mistake or manifest error,  provided that the Boards of Directors of each of  Purchaser  and Parent  shall be of the good faith  opinion that such changes or  corrections  will not be  prejudicial to the rights or  interests  of the  holders of the  Exchangeable
                  Shares.

4.6      Meeting to Consider Amendments

Purchaser,  at the  request of Parent,  shall call a meeting or  meetings of the holders of the  Exchangeable  Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance  with the bylaws of Purchaser, the Share Provisions and all applicable laws.

4.7      Amendments Only in Writing

No  amendment  to or  modification  or waiver of any of the  provisions  of this
Agreement  otherwise  permitted  hereunder  shall be  effective  unless  made in writing and signed by all of the parties hereto.

4.8  Enurement

This  Agreement  shall be binding  upon and enure to the  benefit of the Parties hereto and their respective successors and assigns.

4.9      Notices to Parties

All notices and other communications  between the parties to this Agreement hall be in writing and shall be deemed to have been given if delivered  personally or by  confirmed  telecopy to the parties at the  following  addresses  (or at such other address for any such party as shall be specified in like notice):

                                      I-40

                  Tec Technology Valuation.com Corporation:

                              Mr. Steve Saviuk
                              President
                              Manitex Capital Inc.
                              1 Place Ville-Marie, Suite 2001
                              Montreal (Quebec) H3B 2C4

with a copy to:               Mr. David Perez
                              Manitex Capital Inc.
                              1 Place Ville-Marie, Suite 2001
                              Montreal (Quebec) H3B 2C4

                  Telecopier No.:           514-875-9751

with a copy to:
                  De Grandpre Chaurette Levesque
                  2000 McGill College Avenue
                  Suite 1600
                  Montreal (Quebec) H3B 3H3

                  Attention:                Mr. Pierre Barnard
                  Telecopier No.:           (514) 499-0469

and:
                  Tece Inc.
                  2000 McGil College Avenue
                  Suite 1600
                  Montreal (Quebec) H3B 3H3

                  Attention:                Mr. Pierre Barnard
                  Telecopier no.            (514) 499-0469

and:
                  3786137 Canada Inc.
                  2000 McGill College Avenue
                  Suite 1600
                  Montreal (Quebec) H3B 3H3

Any notice or other  communication given personally shall be deemed to have been given and  received  upon  delivery  thereof and if given by  telecopy  shall be deemed to have been given and received on the date of confirmed  receipt thereof unless  such day is not a Business  Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

                                      I-41

4.10     Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original,  and all of which taken  together  shall  constitute  one and the same instrument.

4.11     Jurisdiction

This  Agreement  shall be construed and enforced in accordance  with the laws of the Province of Quebec and the laws of Canada applicable therein.

4.12     Attornment

Each of the parties  hereto agrees that any action or proceeding  arising out of or relating to this Agreement may be instituted in the courts of the Province of
Quebec,  waives any objection which it may have now or hereafter to the venue of any such action or proceeding,  irrevocably  submits to the  jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives,  any review of the merits of any such judgment by the courts of any other  jurisdiction  and Parent hereby appoints  Purchaser  at its  registered  office  in the  Province  of  Quebec as attorney for service of process.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed as of the date first above written.

TECE INC., (FORMERLY INTERNET FOOD CO. INC.)

By:  /s/ Pierre Barnard
     ---------------------
Name: Pierre Barnard
Title:   Attorney

3786137 CANADA INC.

By:  /s/ Pierre Barnard
     ---------------------
Name: Pierre Barnard
Title:   President

                                      I-42

TEC TECHNOLOGY VALUATION.COM CORPORATION

By:  /s/ Illegible
     ---------------------
Name:
Title:

                                      I-43

                          EXCHANGE AND VOTING AGREEMENT

MEMORANDUM OF AGREEMENT made as of the 10th day of October 2000.

AMONG:
                                TECE INC.  (FORMERLY  INTERNET FOOD CO. INC.), a
                                corporation  subsisting  under  the  laws of the
                                State of Nevada;

                                (hereinafter referred to as the "Parent")

AND:
                                3786137 CANADA INC., a corporation  incorporated
                                under the laws of Canada;

                                (hereinafter referred to as the "Purchaser"),

AND:
                                PIERRE  BARNARD,  attorney,  having  a  business
                                address at De Grandpre Chaurette Levesque,  2000
                                McGill  College  Avenue,  suite 1600,  Montreal,
                                Quebec H3B 3H3

                                (hereinafter referred to as the "Trustee").

AND:
                                TEC   TECHNOLOGYVALUATION.COM   CORPORATION,   a
                                corporation  incorporated  under the laws of the
                                Province of Quebec;

                                (hereinafter referred to as the "Tec")

W H E R E A S:

A.       The Purchaser is a subsidiary of the Parent;

B.       Pursuant  to the Share  Exchange  Agreement,  the  Purchaser  agreed to acquire Tec Common Shares in consideration  of among other things:  (i)
         the Shareholders of Tec receiving one Exchangeable Non-Voting Share (as herein defined) of Purchaser for each two Tec Common Share held by them immediately before the Share Exchange and (ii) the Parent,  granting to each Shareholder Voting Rights (as herein defined) in the Parent on the basis of each Shareholder  having an equivalent  number of votes in the
         Parent as the number of Exchangeable Shares held by such Shareholder;

C.       As security for the Parent's  covenant to exchange common shares in its capital stock for Exchangeable Shares,  Parent agreed to issue a number of shares of its Common Stock (as herein  defined as the "Parent Common
         Shares") to the Trustee corresponding to the number

                                      I-44

         of issued and outstanding Exchangeable Shares;

D.       In accordance  with the Share Exchange  Agreement and the  Exchangeable
         Share Provisions, this Agreement stipulates the means by which: (i) the
         Shareholders  have voting  rights in the Parent;  ii) the Trustee holds
         Parent  Common  Shares  for the  Shareholders;  (iii) the  Shareholders
         exercise their rights of exchange of the Exchangeable  Shares; and (iv)
         the Parent exercises its Call Right.

E.       As consideration for the grant by the Parent of the above rights to the
         Shareholders,  the  Shareholders  who have intervened to this Agreement have granted to the Parent a right to acquire the  Exchangeable  Shares tendered by them for Retraction (the "Call Right");

NOW  THEREFORE in  consideration  of the  respective  covenants  and  agreements provided in this  Agreement and for other good and valuable  consideration  (the receipt and sufficiency of which are hereby acknowledged),  the parties agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

DEFINITIONS.  In this  Agreement,  the following  terms shall have the following meanings:

"AFFILIATE"  of any  person  means  any  other  person  directly  or  indirectly controlled by, or under common control of, that person. For the purposes of this
definition,   "control"  (including,   with  correlative  meanings,   the  terms
"controlled by" and "under common control of"), as applied to any person,  means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the  management  and policies of that first  mentioned person,  whether  through the  ownership  of voting  securities,  by contract or otherwise.

"AUTOMATIC  EXCHANGE  RIGHTS"  means the benefit of the  obligation of Parent to effect the automatic  exchange of  Exchangeable  Shares for Parent Common Shares pursuant to Section 4.11 hereof.

"BOARD OF DIRECTORS" means the Board of Directors of Purchaser.

"BUSINESS DAY" means a day other than a Saturday, Sunday or a day when banks are not open for business in Quebec;

"CALL RIGHT"  means the right of the Parent to acquire in certain  circumstances described in the  statutes of  Purchaser,  Exchangeable  Shares from the holders thereof who have intervened to this Agreement, on the basis of one Parent Common
Share for each Exchangeable Share so tendered.

"CANADIAN  DOLLAR  EQUIVALENT"  means in  respect  of an amount  expressed  in a foreign  currency  (the  "Foreign  Currency  Amount")  at any date  the  product obtained by multiplying (a) the

                                      I-45

Foreign  Currency  Amount by (b) the exchange rate on such date for such foreign currency  expressed in Canadian  dollars as reported in The Wall Street  Journal under "Currency Trading;  Exchange Rates" or, in the event such exchange rate is not  available,  such  exchange  rate on such  date  for such  foreign  currency expressed  in Canadian  dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

"CURRENT  MARKET PRICE" means,  in respect of a Parent Common Share on any date, the Canadian  Dollar  Equivalent of closing price of Parent Common Shares on the day before such date, on such stock  exchange or automated  quotation  system on which the Parent Common Shares are listed or quoted,  as the case may be, as may be selected by the Board of Directors for such purpose; provided,  however, that if there is no public  distribution or trading  activity of Parent Common Shares during such period, then the Current Market Price of a Parent Common Share shall be determined by the Board of Directors  based upon the advice of such qualified independent  financial  advisors  as the  Board  of  Directors  may  deem  to be
appropriate,   and  provided  further  that  any  such  selection,   opinion  or
determination by the Board of Directors shall be conclusive and binding.

"EXCHANGEABLE  SHARES" means the  Exchangeable  Shares  without par value in the capital stock of Purchaser issuable under the Share Exchange Agreement.

"EXCHANGEABLE SHARE PROVISIONS" means the rights,  privileges,  restrictions and conditions  attached  to the  Exchangeable  Shares  as set  forth  in the  Share
Exchange Agreement.

"INSOLVENCY  EVENT" means the  institution  by Purchaser of any proceeding to be adjudicated bankrupt or insolvent or to be dissolved or wound up, or the consent of  Purchaser to the  institution  of  bankruptcy,  insolvency,  dissolution  or winding  up  proceedings  against  it, or the  filing of a  petition,  answer or consent seeking  dissolution or winding up under any  bankruptcy,  insolvency or
analogous  laws,   including   without   limitation  the  Companies   Creditors'
Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the
failure by Purchaser to contest in good faith any such proceedings  commenced in respect of Purchaser within fifteen (15) days of becoming aware thereof,  or the consent by Purchaser to the filing of any such petition or to the appointment of a receiver,  or the making by Purchaser of a general  assignment for the benefit of  creditors,  or the admission in writing by Purchaser of its inability to pay its debts  generally  as they  become  due, or  Purchaser  not being  permitted, pursuant to solvency  requirements  of  applicable  law, to redeem any Retracted
Shares pursuant to section 6 of the Exchangeable Share Provisions.

"INSOLVENCY EXCHANGE RIGHT" has the meaning ascribed thereto in Section 4.1.

"LIQUIDATION EVENT" has the meaning ascribed thereto in Section 4.11.

"LIQUIDATION  EVENT EFFECTIVE DATE" has the meaning  ascribed thereto in Section
4.11(c).

                                      I-46

"LIST" has the meaning ascribed thereto in Section 3.8.

"OFFICER'S  CERTIFICATE" means, with respect to the Parent or Purchaser,  as the case may be, a certificate  signed by any one of the Chairman of the Board,  the
Vice-Chairman  of the Board,  the  President,  any  Vice-President  or any other officer of the Parent or Purchaser, as the case may be.

"PARENT  COMMON  SHARES"  means the shares of common stock of the Parent  having voting rights of one vote per share,  and any other  securities  into which such shares may be changed.

"PARENT CONSENT" has the meaning ascribed thereto in Section 3.2.

"PARENT MEETING" has the meaning ascribed in Section 3.2.

"PARENT SUCCESSOR" has the meaning ascribed thereto in Section 11.1(a).

"PERSON"   includes   an   individual,   partnership,    corporation,   company,
unincorporated   syndicate   or   organization,    trust,   trustee,   executor,
administrator and other legal representative.

"RETRACTED SHARES" has the meaning ascribed thereto in Section 4.6.

"SHARE  EXCHANGE  AGREEMENT"  means the Agreement dated October 10, 2000 between the Parent, the Purchaser and Tec, as amended and restated on the date hereof.

"SHAREHOLDERS"  means the registered  holders from time to time of  Exchangeable
Shares, other than the Parent and its Affiliates.

"SHAREHOLDER VOTES" has the meaning ascribed thereto in Section 3.2.

"SUPPORT  AGREEMENT"  means that certain  support  agreement made as of the same date hereof between Purchaser and Parent.

"TRUST" means the trust created by this Agreement.

"TRUST ESTATE" means the Trust Shares and any other  securities,  money or other property  which may be held by the  Trustee  from time to time  pursuant to this
Agreement.

"TRUST SHARES" has the meaning ascribed thereto in Section 2.2.

"VOTING RIGHTS" has the meaning ascribed thereto in Section 3.1.

INTERPRETATION  NOT  AFFECTED BY HEADINGS,  ETC. The division of this  Agreement into  articles,  sections and  paragraphs  and the insertion of headings are for convenience  of  reference  only  and  shall  not  affect  the  construction  or interpretation of this Agreement.

                                      I-47

NUMBER,  GENDER, ETC. Words importing the singular number only shall include the plural and vice versa.  Words  importing the use of any gender shall include all genders.

DATE FOR ANY  ACTION.  If any date on which any action is  required  to be taken under this  Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                    ARTICLE 2
                                  TRUST SHARES

2.1      ESTABLISHMENT OF TRUST.  The Parent hereby  establishes a Trust for the benefit of the Shareholders,  as herein provided. The Trustee will hold the  Parent  Common  Shares  acquired  pursuant  to the Share  Exchange
         Agreement,  Exchangeable  Share Provisions,  Support Agreement and this
         Agreement  both to support the  Parent's  and  Purchaser's  obligations thereunder  in the event of  default  and to  provide a  mechanism  for
         Shareholders  of  Exchangeable   Shares  to  direct  the  voting  of  a
         corresponding number of Parent Common Share held by the Trustee.

2.2      ISSUE AND OWNERSHIP OF THE PARENT COMMON SHARES. Upon execution of this
         Agreement and  thereafter  from time to time, the Parent shall issue in the name of the Trustee a number of Parent  Common  Shares equal to the number of Exchangeable  Shares issued to Shareholders such shares to be hereafter  held of record by the  Trustee as trustee  for and on behalf of, and for the use and benefit of, the  Shareholders and in accordance with the  provisions  of this  Agreement.  All Parent  Common Shares so issued by the Parent to the Trustee  pursuant to this Section 3.1 shall hereafter  be  referred  to as the "Trust  Shares".  The Parent  hereby acknowledges  receipt  from the Trustee as trustee for and on behalf of the Shareholders of good and valuable  consideration  (and the adequacy thereof)  for the  issuance  of the Trust  Shares by the  Parent to the
         Trustee.  During  the term of the  Trust and  subject  to the terms and conditions of this  Agreement,  the Trustee shall possess and be vested with full legal ownership of the Trust Shares and, subject to the terms hereof,  shall be entitled to exercise  all of the rights and powers of an owner with respect to the Trust  Shares,  provided  that the Trustee shall:

         (a)      hold the Trust Shares and the rights  associated  therewith as conveyed by this  Agreement as trustee  solely for the use and benefit of the  Shareholders in accordance with the provisions of this Agreement; and

         (b)      except as specifically  authorized by this Agreement,  have no power or authority to sell,  transfer,  vote or otherwise deal in or with the Trust  Shares and the Trust Shares shall not be used or disposed of by the Trustee for any purpose  other than the purposes for which this Trust is created  pursuant to this
                  Agreement.

                                      I-48

                                    ARTICLE 3
                                     VOTING

3.1      VOTING   RIGHTS.   The  Parent  and  the  Trustee  will  grant  to  the
         Shareholders  the right for each  Shareholder  to  receive  notice  and attend each Parent Meeting and to consent to or to vote in person or by proxy,  on any matter,  question  or  proposition  whatsoever  that may properly come before the stockholders of the Parent at a Parent Meeting or in connection  with a Parent  Consent (in each case, as  hereinafter defined)  (the  "Voting  Rights") on the basis of one Voting  Right for every one Exchangeable  Non-Voting  Share held by a Shareholder,  as if and to the  same  extent  and  effect  as if the  Shareholder  held  an equivalent  number of Parent Common Shares.  The Voting Rights shall be and remain vested in and exercised by the Shareholders.

3.2      NUMBER OF VOTES.  With respect to all meetings of  stockholders  of the
         Parent at which  holders of shares of Parent Common Shares are entitled to vote (a "Parent  Meeting") and with respect to all written  consents sought by the Parent  from its  stockholders  including  the holders of shares of Parent Common Shares (a "Parent  Consent"),  each Shareholder shall be entitled to cast and exercise,  in the manner instructed,  the
         Voting Rights  ordinarily  attributable  to one Parent Common Share for each  Exchangeable  Share  owned of record by such  Shareholder  on the record date  established  by the Parent or by  applicable  law for such
         Parent Meeting or Parent Consent,  as the case may be (the "Shareholder
         Votes") in respect of each matter,  question or proposition to be voted on at such Parent Meeting or to be consented to in connection with such
         Parent Consent.

3.3      LEGENDED SHARES CERTIFICATES.  Purchaser will cause each certificate
         representing   Exchangeable   Shares  to  bear  an  appropriate  legend
         notifying the  Shareholders  of their right to a number of votes in the
         Parent  as is  equal  to  the  number  of  shares  represented  by  the
         Exchangeable Share certificates.

3.4      SAFEKEEPING OF CERTIFICATES.  The certificate(s) representing the Trust
         Shares shall at all times be held in safe keeping by the Trustee or its agent.

3.5      MAILINGS TO SHAREHOLDERS OF EXCHANGEABLE  SHARES.  With respect to each
         Parent Meeting and Parent Consent,  the Parent will mail or cause to be mailed  (or  otherwise  communicate  in the same  manner as the  Parent utilizes in  communications to holders of Parent Common Shares, to each of the  Shareholders  named in the List (as defined  below) on the same day as the  initial  mailing  or notice (or other  communication)  with respect thereto is given by the Parent to its stockholders:

         (a)      a copy of such notice,  together with any proxy or information statement and related materials to be provided to stockholders of the Parent;

         (b)      a statement that such  Shareholder is entitled to the exercise of the  Shareholder  Votes with respect to such Parent Meeting or Parent Consent, as the case may be,

                                      I-49

                  and to attend such Parent  Meeting and to exercise  personally the Shareholder Votes thereat;

         (c)      a  statement  as to the manner in which to give a proxy to the
                  Trustee or a designated agent or other  representative  of the management of the Parent to exercise such  Shareholder  Votes;
                  and

         (d)      a  statement  of (i) the time and date by which  such  must be received by the Parent in order to be binding  upon it,  which in the case of a Parent  Meeting shall not be earlier than the close of  business  on the second  Business  Day prior to such meeting,  and (ii) the method for  revoking or  amending  such proxies.

For the  purpose of  determining  Shareholder  Votes to which a  Shareholder  is entitled in respect of any such Parent Meeting or Parent Consent,  the number of
Exchangeable  Shares owned of record by the  Shareholder  shall be determined at the  close of  business  on the  record  date  established  by the  Parent or by applicable law for purposes of determining stockholders entitled to vote at such
Parent  Meeting  or to give  written  consent  in  connection  with such  Parent
Consent.

3.6      COPIES OF  STOCKHOLDER  INFORMATION.  The  Parent  will  deliver to the
         Shareholders copies of all proxy materials (including notices of Parent
         Meetings),   information   statements,   reports   (including   without
         limitation  all  interim  and annual  financial  statements)  and other written  communications that are to be distributed from time to time to holders of Parent Common Shares.

3.7      OTHER  MATERIALS.  Immediately  after  receipt  by  the  Parent  or any stockholder  of the Parent of any material  sent or given  generally to the holders of Parent  Common  Shares by or on behalf of a third party, including without limitation dissident proxy and information  circulars
         (and related  information  and material) and tender and exchange  offer circulars (and related information and material),  the Parent shall use its  best  efforts  to  obtain  and  deliver  copies  thereof  to  each
         Shareholder as soon as possible thereafter.

3.8      LIST OF PERSONS  ENTITLED  TO VOTE.  Purchaser  shall (a) prior to each annual, general and special Parent Meeting or the seeking of any Parent
         Consents  and (b)  forthwith  upon each request made at any time by the
         Trustee or the  Parent in  writing,  prepare or cause to be  prepared a list (a "List") of the names and addresses of the Shareholders arranged in  alphabetical  order and showing the number of  Exchangeable  Shares held of record by each such  Shareholder,  in each case at the close of business on the date  specified  by the Trustee in such  request or, in the case of a List  prepared in connection  with a Parent  Meeting or a
         Parent Consent, at the close of business on the record date established by the Parent or pursuant to applicable law for determining the holders of Parent Common Shares entitled to receive notice of and/or to vote at such Parent  Meeting or to give consent in connection  with such Parent
         Consent. Each such List shall be delivered to the Parent promptly after receipt  by  Purchaser  of such  request  or the  record  date for such meeting  or seeking  of  consent,  as the case may be, and in any event within sufficient time as to enable the Parent

                                      I-50

         to perform its obligations  under this Agreement.  The Parent agrees to give  Purchaser  written  notice  (with a copy to the  Trustee)  of the calling of any Parent  Meeting  or the  seeking of any Parent  Consent, together with the record dates therefor, sufficiently prior to the date of the  calling of such  meeting  or  seeking of such  consent so as to enable Purchaser to perform its obligations under this Section 3.8.

3.9      DISTRIBUTION  OF  WRITTEN  MATERIALS.   Any  written  materials  to  be
         distributed  by  the  Parent  to  the  Shareholders  pursuant  to  this
         Agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as the Parent utilizes in  communications to holders of Parent Common Shares) to each Shareholder at its address as shown on the books of Purchaser. Purchaser shall provide or cause to be provided to the Parent for this purpose, on a timely basis and without charge or other expense current lists of the Shareholders.

3.10     TERMINATION OF VOTING RIGHTS.  All of the rights of a Shareholder  with respect  to  the  Shareholder  Vote  exercisable  in  respect  of  each
         Exchangeable  Non-Voting Share held by such Shareholder shall be deemed to be surrendered by the Shareholder to the Parent and such Shareholder
         Votes and the Voting Rights represented thereby shall cease immediately upon the exchange,  retraction or redemption of the Exchangeable Shares by or from the Shareholder.

3.11     ALTERNATIVE VOTING RIGHTS. The Trustee shall exercise the Voting Rights only on the basis of instructions  received from Shareholders  entitled to instruct  the Trustee as to the voting  thereof at the time at which the  Parent  Consent is sought or the  Parent  Meeting is held.  To the extent  that no  instructions  are  received  from a  Shareholder  with respect to the Voting Rights to which such Shareholder is entitled, the
         Trustee shall not exercise or permit the exercise of such Shareholder's
         Voting  Rights  and shall not  otherwise  exercise  the  Voting  Rights attached to the Trust Shares.

         Any Shareholder  named in a List prepared in connection with any Parent
         Meeting or any Parent  Consent  will be entitled  (a) to  instruct  the
         Trustee with respect to the exercise of the Shareholder  Votes to which such  Shareholder  is  entitled  or  (b) to  attend  such  meeting  and personally  to exercise  thereat (or to  exercise  with  respect to any written consent), as the proxy of the Trustee, the Shareholder Votes to which such Shareholder is entitled except,  in each case, to the extent that such Shareholder has transferred the ownership of any Exchangeable
         Shares in respect of which such  Shareholder is entitled to Shareholder
         Votes after the close of  business on the record date for such  meeting or seeking of consent.

         In connection with each Parent Meeting and Parent Consent,  the Trustee shall  exercise,  either in person or by proxy,  in accordance with the instructions  received from a Shareholder , the Shareholder Votes as to which such  Shareholder is entitled to direct the Voting Rights (or any lesser  number  thereof  as  may  be set  forth  in the  instructions);
         provided,  however,  that such written instructions are received by the
         Trustee from the Shareholder prior to the time and date fixed by it for receipt of such instructions in the

                                      I-51

         notice given by the Trustee to the Shareholder.

         The Trustee shall cause such  representatives as are empowered by it to sign and deliver,  on behalf of the Trustee,  proxies for Voting Rights to attend each Parent Meeting. Upon submission by a Shareholder (or its
         designee)   of    identification    satisfactory   to   the   Trustee's
         representatives, and at the Shareholder's request, such representatives shall sign and deliver to such Shareholder (or its designee) a proxy to exercise  personally the Shareholder Votes as to which such Shareholder is otherwise entitled hereunder to direct the vote, if such Shareholder either (i) has not previously given the Trustee instructions in respect of such  meeting,  or (ii)  submits  to the  Trustee's  representatives written revocation of any such previous instructions.  At such meeting, the Shareholder  exercising such Shareholder  Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question  or  proposition,  to vote by way of ballot at the  meeting in respect of any  matter,  question  or  proposition  and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

                                    ARTICLE 4
                      EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

4.1      GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT.  The Parent hereby grants to the  Shareholders  the  right,  upon  the  occurrence  and  during  the continuance of an Insolvency  Event,  to require the Parent to purchase from each or any Shareholder all or any part of the Exchangeable Shares held by the  Shareholder  in  accordance  with the  provisions  of this
         Agreement  (the  "Insolvency   Exchange  Right").   The  Parent  hereby
         acknowledges  receipt  from  the  Shareholders  of  good  and  valuable consideration  (and  the  adequacy  thereof)  for the  issuance  of the
         Insolvency Exchange Right to them.

4.2      LEGENDED  SHARE  CERTIFICATES.  Purchaser  will cause each  certificate
         representing   Exchangeable   Shares  to  bear  an  appropriate  legend
         notifying the Shareholders of:

         (a)      their right with  respect to the  exercise  of the  Insolvency
                  Exchange Right in respect of the Exchangeable Shares held by a
                  Shareholder; and

         (b)      the Automatic Exchange Rights.

4.3      PURCHASE  PRICE.  The  purchase  price  payable  by the Parent for each
         Exchangeable  Non-Voting  Share to be purchased by the Parent under the
         Insolvency Exchange Right shall be an amount per share equal to (a) the
         Current  Market Price of a Parent Common Share on the last Business Day prior  to  the  day of  closing  of  the  purchase  and  sale  of  such
         Exchangeable  Non-Voting Share under the Insolvency Exchange Right plus
         (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on each such Exchangeable  Non-Voting Share and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with the

                                      I-52

         Exchangeable Share Provisions (provided that if the record date for any such  declared  and  unpaid  dividends  occurs  on or after  the day of closing of such purchase and sale the purchase  price shall not include
         such  additional   amount   equivalent  to  such  declared  and  unpaid
         dividends). In connection with each exercise of the Insolvency Exchange
         Right,  the  Parent  will  provide  to the  shareholders  an  Officer's
         Certificate  setting forth the  calculation  of the purchase  price for each  Exchangeable  Non-Voting  Share. The purchase price for each such
         Exchangeable  Non-Voting  Share so purchased  may be satisfied  only by delivering or causing the Trustee to deliver out of the Trust Shares to the relevant  Shareholder,  one Parent Common Share and a check for the balance, if any, of the purchase price without interest.

4.4      EXERCISE  INSTRUCTIONS.  Subject to the terms and  conditions set forth herein, a Shareholder shall be entitled, upon the occurrence and during the  continuance  of an Insolvency  Event,  to exercise the  Insolvency
         Exchange  Right  with  respect  to all or any part of the  Exchangeable
         Shares  registered  in the  name of such  Shareholder  on the  books of
         Purchaser.  To cause the exercise of the Insolvency Exchange Right, the
         Shareholder  shall deliver to the Parent,  in person or by certified or registered mail the certificates  representing the Exchangeable  Shares which such Shareholder desires the Parent to purchase, duly endorsed in blank,  and  accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable  Shares under the Act, and the  articles  of  Purchaser  and  such  additional  documents  and instruments  as the Parent may reasonably  require  together with (a) a duly completed  form of notice of exercise of the  Insolvency  Exchange
         Right,  contained  on the reverse of or  attached  to the  Exchangeable
         Non-Voting Share certificates,  stating (i) that the Shareholder elects to exercise the  Insolvency  Exchange Right so as to require the Parent to purchase  from the  Shareholder  the number of  Exchangeable  Shares specified  therein,  (ii) that such  Shareholder  has good title to and owns all such  Exchangeable  Shares to be  acquired  by Parent free and clear of all liens,  claims and  encumbrances,  (iii) the name in which the  certificates  representing  Parent  Common Shares  deliverable  in connection with the exercise of the Insolvency Exchange Right are to be issued and (iv) the names and addresses of the persons to whom such new
         certificates  should  be  delivered,   and  (b)  payment  (or  evidence
         satisfactory  to Purchaser  and the Parent of payment) of the taxes (if any) payable as contemplated by Section 4.7 of this Agreement.  If only a part of the  Exchangeable  Shares  represented by any  certificate or certificates delivered to the Trustee are to be purchased by the Parent under the Insolvency  Exchange Right, a new certificate for the balance of such  Exchangeable  Shares shall be issued to the Shareholder at the expense of Purchaser.

4.5      DELIVERY OF PARENT COMMON SHARES; EFFECT OF EXERCISE.  Promptly, and as
         soon  as  reasonably  practicable  after  receipt  of the  certificates representing the Exchangeable  Shares which the Shareholder desires the
         Parent to purchase under the Insolvency  Exchange Right,  together with such documents and instruments of transfer and a duly completed form of notice of exercise of the  Insolvency  Exchange  Right (and  payment of taxes, if any, or evidence thereof),  duly endorsed for transfer to the
         Parent,  the Parent shall  immediately  thereafter upon receipt of such notice deliver or cause the Trustee

                                      I-53

         to  deliver  out of  the  Trust  Shares,  to the  Shareholder  of  such
         Exchangeable  Shares  (or to  such  other  persons,  if  any,  properly designated by such  Shareholder),  the  certificates  for the number of
         Parent Common Shares deliverable in connection with the exercise of the
         Insolvency  Exchange Right,  which shares shall be duly issued as fully paid and non- assessable and shall be free and clear of any lien, claim or  encumbrance,  and  checks  for the  balance,  if any,  of the total purchase price therefor. The Parent shall,  immediately upon receipt of
         such  certificates   representing  the  Exchangeable  Shares  from  the
         Shareholder,  deliver  the  certificates  to the  registered  office of
         Purchaser for  cancellation.  Immediately  upon the giving of notice by the  Shareholder  to the  Parent  of  the  exercise  of the  Insolvency
         Exchange  Right,  as provided in this  Section  4.5, the closing of the transaction  of  purchase  and  sale  contemplated  by  the  Insolvency
         Exchange Right shall be deemed to have occurred, and the Shareholder of such  Exchangeable  Shares shall be deemed to have  transferred  to the
         Parent its right, title and interest in and to such Exchangeable Shares and shall cease to be a  Shareholder  of such  Exchangeable  Shares and shall not be entitled to exercise any of the rights of a Shareholder in respect thereof, other than the right to receive his proportionate part of the total purchase price  therefor,  unless the requisite  number of
         Parent Common Shares (together with a check for the balance, if any, of the  total  purchase  price  therefor)  is  not  allotted,  issued  and delivered  to such  Shareholder  (or to  such  other  persons,  if any, properly designated by such Shareholder), within five (5) Business Days of the date of the giving of such notice by the  Shareholder,  in which case the rights of the Shareholder  shall remain  unaffected until such
         Parent  Common  Shares are so  allotted,  issued and  delivered  by the
         Parent and any such check is so delivered and paid.  Concurrently  with such  Shareholder  ceasing to be a Shareholder of Exchangeable  Shares, the  Shareholder  shall be considered and deemed for all purposes to be the holder of Parent  Common  Shares  delivered  to it  pursuant to the
         Insolvency Exchange Right.

4.6      EXERCISE OF INSOLVENCY EXCHANGE RIGHT SUBSEQUENT TO RETRACTION.  In the
         event that a Shareholder has exercised its right under Article 6 of the
         Exchangeable Share Provisions to require Purchaser to redeem any or all of the  Exchangeable  Shares held by the  Shareholder  (the  "Retracted
         Shares")  and is notified by  Purchaser  pursuant to section 6.6 of the
         Exchangeable Share Provisions that Purchaser will not be permitted as a result of solvency  requirements  of applicable  law to redeem all such
         Retracted  Shares,  and the  Shareholder has not revoked the retraction request  delivered by the Shareholder to Purchaser  pursuant to section
         6.7 of the Exchangeable  Share Provisions,  the retraction request will constitute and will be deemed to constitute notice from the Shareholder to the Parent to exercise the Insolvency Exchange Right with respect to those Retracted Shares which Purchaser is unable to redeem. In any such event,  Purchaser  hereby agrees with the  Shareholder  immediately  to notify the Parent of such prohibition  against Purchaser  redeeming all of the  Retracted  Shares  and  immediately  to  forward or cause to be forwarded  to  the  Parent  all  relevant  materials  delivered  by the
         Shareholder to Purchaser of the Exchangeable  Shares (including without limitation  a copy of the  retraction  request  delivered  pursuant  to section 6.1 of the  Exchangeable  Share  Provisions) in connection with such proposed  redemption  of the Retracted  Shares and the Parent will thereupon  exercise the  Insolvency  Exchange Right with respect to the
         Retracted Shares that Purchaser is not

                                      I-54

         permitted to redeem and will purchase  such shares in  accordance  with the provisions of this Article 4.

4.7      STAMP OR OTHER TRANSFER TAXES. Upon any sale of Exchangeable  Shares to the Parent  pursuant to the Insolvency  Exchange Right or the Automatic
         Exchange  Rights,  the share  certificate or certificates  representing
         Parent Common Shares to be delivered in connection  with the payment of the total  purchase  price  therefor shall be issued in the name of the
         Shareholder  of the  Exchangeable  Shares so sold without charge to the
         Shareholder of the Exchangeable Shares so sold; provided,  however that such  Shareholder (a) shall pay (and neither the Parent,  Purchaser nor the Trustee shall be required to pay) any documentary, stamp, transfer, withholding  or other  taxes  that may be  payable  in  respect  of any transfer  involved  in the  issuance  or  delivery  of such shares to a person other than such  Shareholder,  or (b) shall have  established to the  satisfaction  of the Trustee,  the Parent and Purchaser  that such taxes, if any, have been paid.

4.8      NOTICE OF  INSOLVENCY  EVENT.  Immediately  upon the  occurrence  of an
         Insolvency  Event or any event  which  with the giving of notice or the passage of time or both would be an Insolvency Event, Purchaser and the
         Parent  shall  give  written  notice  thereof  to the  Trustee  and the
         Shareholders, which notice shall contain a brief statement of the right of the Shareholders with respect to the Insolvency Exchange Right.

4.9      QUALIFICATION  OF PARENT  COMMON  SHARES.  The  Parent  represents  and warrants  that it has  taken  all  actions  and done all  things as are necessary  under any United States or Canadian  federal,  provincial or state law or regulation or pursuant to the rules and regulations of any regulatory  authority or the fulfilment of any other legal  requirement
         (collectively,  the "Applicable Laws") as they exist on the date hereof and will in good faith  expeditiously  take all such actions and do all such things as are necessary under Applicable Laws as they may exist in the future to cause the Parent Common Shares to be issued and delivered pursuant to the Exchangeable Share Provisions,  the Insolvency Exchange
         Right or the Automatic Exchange Rights; provided that all Parent Common
         Shares  will be  subject  to such  resale  restrictions  as  imposed by applicable securities legislation.

4.10     RESERVATION  OF PARENT COMMON  SHARES.  The Parent  hereby  represents, warrants and covenants  that it has  irrevocably  reserved for issuance and will at all times keep  available,  free from  preemptive and other rights, out of its authorized and unissued capital stock such number of
         Parent  Common  Shares  (a) as is equal to the sum of (i) the number of
         Exchangeable  Shares issued and outstanding  from time to time and (ii)
         the number of  Exchangeable  Shares  issuable  upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and
         (b) as are now and may  hereafter  be  required  to enable  and  permit
         Purchaser  and  the  Parent  to  meet  their   respective   obligations
         hereunder,  under the Support  Agreement,  under the Exchangeable Share
         Provisions and under any other security or commitment pursuant to which the Parent may now or  hereafter  be  required to issue  Parent  Common
         Shares. To the extent permitted under Applicable Laws, the Trust Shares may be used to satisfy the Parent's obligations

                                      I-55

         under this Section 4.10.

4.11     AUTOMATIC EXCHANGE ON LIQUIDATION OF THE PARENT

         (a)      The Parent will give the Trustee and the  Shareholders  notice of each of the following  events (each a "Liquidation  Event")
                  at the time set forth below:

                  (i)     in the  event  of any  determination  by the  board of
                          directors  of  the  Parent  to   institute   voluntary
                          liquidation,  dissolution  or  winding-up  proceedings
                          with  respect  to the  Parent or to  effect  any other
                          distribution   of  assets  of  the  Parent  among  its
                          shareholders   for  the  purpose  of  winding  up  its
                          affairs,  at  least  sixty  (60)  days  prior  to  the
                          proposed   effective   date   of   such   liquidation,
                          dissolution, winding-up or other distribution; or

                  (ii)    immediately,  upon the  earlier of (A)  receipt by the
                          Parent  of  notice  of or  (B)  the  Parent  otherwise
                          becoming aware of any threatened or instituted  claim,
                          suit,  petition or other  proceedings  with respect to
                          the involuntary liquidation, dissolution or winding-up
                          of the Parent or to effect any other  distribution  of
                          assets of the Parent  notifying its  shareholders  for
                          the purpose of winding up its affairs.

         (b)      Such notice shall include a brief description of the automatic exchange  of  Exchangeable  Shares  for Parent  Common  Shares
                  provided  for  in  Section   4.11(c)  and  the  ability  of  a
                  Shareholder not to participate in such automatic exchange.

         (c)      In order that the Shareholders  will be able to participate on a pro rata basis with the holders of Parent  Common  Shares in the  distribution of assets of the Parent in connection with a
                  Liquidation  Event,  on the  fifth  Business  Day prior to the effective date of a Liquidation Event (the "Liquidation  Event
                  Effective  Date")  all of the  then  outstanding  Exchangeable
                  Shares  shall be  automatically  exchanged  for Parent  Common
                  Shares.  To effect such  automatic  exchange  the Parent shall purchase each Exchangeable Non-Voting Share outstanding on the fifth Business Day prior to the  Liquidation  Event  Effective
                  Date and held by Shareholders, and each Shareholder shall sell the  Exchangeable  Shares  held  by it  at  such  time,  for a purchase price per share equal to (a) the Current Market Price of one (1) Parent Common Share on the fifth Business Day prior to the  Liquidation  Event  Effective  Date,  which  shall  be satisfied  in full by the Parent  delivering  or  causing  the
                  Trustee to deliver out of the Trust Shares to the  Shareholder one  Parent  Common  Share,  plus  (b)  an  additional  amount equivalent  to the full amount of all  dividends  declared and unpaid  on each  such  Exchangeable  Non-Voting  Share and all dividends declared on Parent Common Shares which have not been declared  on  such  Exchangeable  Shares  in  accordance  with section 3 of the Exchangeable Share Provisions  (provided that if the record date for any such declared and unpaid  dividends occurs on or after the day of  closing  of such  purchase  and sale the purchase price shall not include such

                                      I-56

                  additional  amount  equivalent  to such  declared  and  unpaid dividends).  In connection with such automatic  exchange,  the
                  Parent  will   provide  to  the   Shareholders   an  Officer's
                  Certificate  setting  forth the  calculation  of the  purchase price for each Exchangeable  Non-Voting Share, together with a notice of the anticipated Liquidation Event Effective Date.

         (d)      On the  fifth  Business  Day  prior to the  Liquidation  Event
                  Effective Date, the closing of the transaction of purchase and sale  contemplated  by the automatic  exchange of Exchangeable
                  Shares  for  Parent  Common  Shares  shall be  deemed  to have occurred,  and  each  Shareholder  shall  be  deemed  to  have transferred  to the  Parent  all of the  Shareholder's  right, title and interest in and to its Exchangeable Shares and shall cease to be a Shareholder of such Exchangeable  Shares and the
                  Parent  shall  deliver or cause the  Trustee to deliver out of the  Trust  Shares to the  Shareholder  Parent  Common  Shares
                  deliverable upon the automatic exchange of Exchangeable Shares for Parent Common Shares and shall deliver to the  Shareholder a check for the balance,  if any, of the total  purchase price
                  for  such   Exchangeable   Shares.   Concurrently   with  such
                  Shareholder ceasing to be a Shareholder, the Shareholder shall be considered  and deemed for all purposes to be the holder of
                  Parent  Common  Shares  issued to it pursuant to the automatic exchange of  Exchangeable  Shares for Parent Common Shares and
                  the   certificates   held   by  the   Shareholder   previously
                  representing   the   Exchangeable   Shares  exchanged  by  the
                  Shareholder   with  the  Parent  pursuant  to  such  automatic
                  exchange shall thereafter be deemed to represent Parent Common
                  Shares  delivered to the Shareholder by the Parent pursuant to
                  such  automatic   exchange  prior  to  the  surrender  by  the
                  Shareholder of the Exchangeable Non-Voting Share certificates.
                  Upon the request of a  Shareholder  and the  surrender  by the
                  Shareholder  of  Exchangeable  Non-Voting  Share  certificates deemed to represent  Parent  Common  Shares,  duly endorsed in blank and  accompanied by such  instruments of transfer as the
                  Parent may  reasonably  require,  the Parent shall  deliver or
                  cause  to  be  delivered  to  the   Shareholder   certificates
                  representing  Parent Common Shares of which the Shareholder is the holder.

4.12     WITHHOLDING  RIGHTS.  The Parent  will retain tax counsel to advise the
         Parent and the Trustee on all income tax and withholding obligations of the Parent, the Trust and the Trustee. The Parent and the Trustee shall be entitled to deduct and  withhold  from the  consideration  otherwise payable  pursuant to this Agreement to any Shareholder  such amounts as the  Parent or the  Trustee  is  required  or  permitted  to deduct and withhold  with respect to the making of such  payment  under the United
         States  Internal  Revenue  Code of 1986 as amended  (the  "Code"),  the
         Income Tax Act (Canada) or any provision of state, local, provincial or foreign  tax law.  To the extent that  amounts  are so  withheld,  such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the  Shareholder  of the shares in respect of which such deduction and  withholding  was made,  provided that such withheld amounts are actually remitted to the appropriate  taxing authority.  To the extent that the amount so required or  permitted  to be deducted or withheld from any payment to a Shareholder  exceeds the cash portion of the consideration

                                      I-57

         otherwise  payable to the  Shareholder,  the  Parent or the  Trustee is hereby  authorized to sell or otherwise dispose of at fair market value such portion of the consideration as is necessary to provide sufficient funds to the  Parent  or the  Trustee,  as the case may be, in order to enable it to comply with such deduction or withholding  requirement and shall account to the relevant  Shareholder for any balance of such sale proceeds.

                                    ARTICLE 5
                                    DIVIDENDS

5.1      The holders of  Exchangeable  Shares will be entitled to participate in all dividends declared by Purchaser,  in accordance with the provisions of the Exchangeable Share Provisions and the Support Agreement.

5.2      The Trustee hereby expressly  waives,  for and on its own behalf and on behalf of all  Shareholders,  all rights to receive  dividends of every nature as may be payable to it as holder of the Trust  Shares,  and the parties  acknowledge  that the Parent need not include the Trust Shares in  its  calculations  for  purposes  of  determining  the  payment  of dividends,  and need not pay or  distribute  any  dividends  (either in cash,  shares  or  otherwise)  to the  Trustee  as  holder of the Trust
         Shares,  provided  however  that such  waiver may be  rescinded  by the
         Trustee upon receipt of notice from a  Shareholder  that  Purchaser has omitted  to pay any  dividends  otherwise  payable  or that  either the
         Parent or Purchaser  contests the right of the holders of  Exchangeable
         Shares to receive  dividends,  or the right to receive dividends on the
         Exchangeable  Shares that are  otherwise in doubt  whereupon the Parent will pay and the Trustee shall collect all dividends  paid on the Trust
         Shares  from  time to time  until the  Trustee  receives  an  Officer's
         Certificate  from Purchaser  certifying that Purchaser is in compliance
         with  its   obligations  to  pay  dividends  in  accordance   with  the
         Exchangeable Share Provisions. Any dividends received by the Trustee on the Trust Shares shall be paid to the  Shareholders  in the same manner as  dividends  would  have been paid by  Purchaser  to the  holders  of
         Exchangeable Shares.

5.3      For  clarity,  the Voting  Rights and  exchange  rights  granted by the
         Parent to the  Shareholders  hereunder do not in any manner  confer any additional  rights to the Shareholders,  including,  but subject to the
         provisions  of  the  Support  Agreement,   any  rights  to  receive  or
         participate in dividends declared or paid by the Parent.

                                    ARTICLE 6
                               SUPPORT PROVISIONS

6.1      USE OF TRUST SHARES IN CONNECTION WITH SUPPORT AGREEMENT. Pursuant
         to section  2.11 of the Support  Agreement,  the Trust  Shares  provide additional security for the Parent's and Purchaser's  obligations under the Share Exchange Agreement, the Exchangeable Share Provisions and the
         Support  Agreement.  In the event that  Purchaser  and the Parent  both default on their obligations to acquire the Exchangeable Shares

                                      I-58

         pursuant to the Exchangeable  Share Provisions,  the Support Agreement,
         or Article 4 of this  Agreement,  a  Shareholder  may  provide  written notice to the Parent,  Purchaser  and the Trustee of such  default.  If
         such  default  is  not  cured  within  ten  (10)  Business   Days,  the
         Shareholder  may provide  written notice to the Trustee of such failure to cure.  The  Trustee  shall then use the Trust  Shares to satisfy the
         Parent's obligation to acquire the Exchangeable Shares as if the Parent had  instructed  the Trustee to use the Trust  Shares for such  purpose pursuant to this  Agreement.  The  Exchangeable  Shares acquired by the
         Trustee in such transaction  shall be distributed to the Parent. In the event that the Trustee uses the Trust Shares to so acquire Exchangeable
         Shares,  and if the Parent is  obligated to pay any declared but unpaid dividends (or dividends declared on Parent Common Shares which have not been declared on such Exchangeable  Shares in accordance with section 3
         of  the  Exchangeable  Share  Provisions),   the  Parent  shall  remain
         obligated to pay such amount to the Shareholder.

6.2      APPLICATION OF TRUST SHARES. At such time as either Purchaser or Parent acquires  Exchangeable Shares from a Shareholder,  it shall provide the
         Trustee  with  an  Officer's  Certificate  specifying  (i)  the  former
         Shareholder, (ii) the number of Exchangeable Shares acquired, (iii) the form of the acquisition,  designated by the provision of the applicable agreement  (Exchangeable  Share  Provisions,  Support Agreement or this
         Agreement) and (iv) the date of such acquisition. If such certification is made,  the Trustee shall  distribute to the Parent a number of Trust
         Shares  equal to the number of  Exchangeable  Shares so acquired by the
         Parent  (or, if so  requested  by the  Parent,  distribute  such Parent
         Common Shares to the former Shareholder on behalf of the Parent).

                                    ARTICLE 7
                             CONCERNING THE TRUSTEE

7.1      POWERS AND DUTIES OF THE TRUSTEE. The rights, powers and authorities of the Trustee  under this  Agreement,  in its  capacity as trustee of the
         Trust, shall include:

         (a)      receiving and  depositing  the Trust Shares from the Parent as trustee for and on behalf of the  Shareholders  in  accordance with the provisions of this Agreement;

         (b)      distributing  materials  to  Shareholders  as provided in this
                  Agreement;

         (c)      holding title to the Trust Estate;

         (d)      investing any moneys forming, from time to time, a part of the
                  Trust Estate as provided in this Agreement; and

         (e)      taking such other  actions and doing such other  things as are specifically provided in this Agreement.

                                      I-59

         In the  exercise of such  rights,  powers and  authorities  the Trustee shall have (and is granted)  such  incidental  and  additional  rights, powers and authority not in conflict with any of the provisions of this
         Agreement  as the Trustee,  acting in good faith and in the  reasonable exercise of its discretion, may deem necessary or appropriate to effect the purpose of the Trust.  Any exercise of such  discretionary  rights, powers and  authorities  by the Trustee shall be final,  conclusive and binding  upon all  persons.  Notwithstanding  anything to the  contrary herein, the Trustee shall have no obligation to exercise any discretion in the  performance  of its  obligations  hereunder  and shall  only be required to act upon the express  written  instructions  of the Parent,
         Purchaser or the Shareholders. For greater certainty, the Trustee shall have only those duties as are set out specifically in this Agreement.

         The Trustee in exercising its rights,  powers,  duties and  authorities hereunder  shall act honestly and in good faith and in accordance  with its fiduciary  duties to the  Shareholders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. The Trustee shall not be required to take any notice  of,  or to do or to take any act,  action  or  proceeding  as a result of any default or breach of any provision hereunder,  unless and until notified in writing of such default or breach, which notice shall distinctly  specify the default or breach  desired to be brought to the attention  of the  Trustee  and,  in the  absence of such  notice,  the
         Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the  observance or performance of any  of  the  representations,  warranties,  covenants,  agreements  or conditions contained herein.

7.2      NO CONFLICT OF INTEREST.  The Trustee  represents  to the Purchaser and the Parent that at the date of execution and delivery of this Agreement there  exists  no  material  conflict  of  interest  in the role of the
         Trustee as a  fiduciary  hereunder  and the role of the  Trustee in any other  capacity.  The Trustee  shall,  within ninety (90) days after it becomes aware that such a material conflict of interest exists,  either eliminate  such  material  conflict of interest or resign in the manner and with the effect specified in Article 9.

7.3      DEALINGS WITH THIRD PARTIES.  The Purchaser and the Parent  irrevocably authorize the Trustee, from time to time, to:

         (a)      consult,  communicate  and otherwise  deal with any respective registrars,  transfer  agents,  payment  agents  or any  other person or entity  appointed from time to time by the Parent in connection with any matter relating to the Exchangeable Shares and Parent Common Shares; and

         (b)      requisition,  from time to time, (i) from any such  registrar, transfer  agent  payment  agent or  other  person  or  entity, appointed from time to time by the Parent, as applicable,  any information  readily available from the records  maintained by it which the Trustee may reasonably  require for the discharge of its duties and responsibilities  under this Agreement;  and
                  (ii) from Purchaser,  the holder of Parent Common Shares,  and any subsequent holder or agent of such shares, the share

                                      I-60

                  certificates  issuable  upon the exercise from time to time of the  Insolvency  Exchange  Right and pursuant to the Automatic
                  Exchange  Rights in the manner  specified in Article 4 hereof.
                  The  Purchaser  and the  Parent  irrevocably  authorize  their respective  payment  agent,  or  any  other  authorized  agent appointed  from time to time by the Parent to comply  with all such requests.

7.4      BOOKS AND RECORDS.  The Trustee shall keep  available  for  inspection, during  normal  business  hours,  by the Parent and  Purchaser,  at the
         Trustee's  principal office,  correct and complete books and records of account  relating  to  the  Trustee's  actions  under  this  Agreement, including without  limitation all information  relating to mailings and instructions to and from Shareholders.

7.5      INCOME  TAX  RETURNS  AND  REPORTS.   The  Trustee  will  allocate  and
         distribute  all income and losses of the Trust to the  Shareholders  in each year such  that the Trust is not in a  position  to pay any tax or file any tax returns.  Shareholders will be individually and personally responsible  for all income and losses  incurred by the Trust.  In this regard,  the Parent will retain tax counsel on behalf of the Trust, and agrees to prepare and distribute to each  Shareholder all necessary tax forms  for them to  complete  their  United  States  and  Canadian  tax returns.  The Shareholders may obtain the advice and assistance of such experts as they may consider necessary or advisable.

7.6      INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE.  The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this  Agreement  at the  request,  order or  direction  of any
         Shareholder upon such Shareholder  furnishing to the Trustee reasonable funding,  security  and  indemnity  against  the  costs,  expenses  and liabilities which may be incurred by the Trustee therein or thereby.

         The  Trustee  shall not be  required  to expend any of its own funds or otherwise  incur any financial  liability in the exercise of any of its rights, powers, duties or authorities, but instead shall be entitled to be fully funded, given security and indemnity in advance as aforesaid.

7.7      ACTIONS  BY  SHAREHOLDERS.  Shareholders  shall  be  entitled  to  take proceedings  in any court of competent  jurisdiction  to enforce any of their rights hereunder as against Purchaser and the Parent.

7.8      RELIANCE UPON  DECLARATIONS.  The Trustee shall not be considered to be in contravention of any of its rights,  powers,  duties and authorities hereunder  if,  when  required,  it acts and  relies in good faith upon lists, mailing labels, notices,  statutory declarations,  certificates, opinions,  reports or other papers or documents  furnished  pursuant to the provisions  hereof or required by the Trustee to be furnished to it
         in  the  exercise  of  its  rights,   powers,  duties  and  authorities
         hereunder.

7.9      EVIDENCE  AND  AUTHORITY  TO TRUSTEE.  Purchaser  and the Parent  shall furnish

                                      I-61

         to the Trustee evidence of compliance with the conditions  provided for in this Agreement  relating to any action or step required or permitted to be taken by Purchaser  and/or the Parent for the Trustee  under this
         Agreement or as a result of any obligation imposed under this Agreement including,  without  limitation,  in respect of the Insolvency Exchange
         Right or the  Automatic  Exchange  Rights  and the  taking of any other action  to be  taken  by  the  Trustee  at  the  request  of or on  the application of Purchaser and the Parent forthwith if and when:

         (a)      such  evidence  is  required  by any  other  section  of  this
                  Agreement to be furnished  to the Trustee in  accordance  with the terms of this Section 7.9; or

         (b)      the Trustee, in the exercise of its rights, powers, duties and authorities  under this Agreement,  gives Purchaser and/or the
                  Parent written notice requiring it to furnish such evidence in relation to any particular  action or obligation  specified in such notice.

         Such evidence  shall consist of an Officer's  Certificate  of Purchaser and/or the Parent,  a statutory  declaration  or a certificate  made by persons entitled to sign an Officer's Certificate stating that any such condition has been  complied with in accordance  with the terms of this
         Agreement.

         Whenever  such  evidence  relates  to a matter  other  than the  Voting
         Rights, the Insolvency  Exchange Right or the Automatic Exchange Rights
         and, except as otherwise  specifically  provided herein,  such evidence may  consist  of  a  report  or  opinion  of  any  solicitor,  auditor, accountant,  appraiser,  valuer,  engineer or other expert or any other person whose  qualifications give authority to a statement made by him, provided  that if such  report or opinion is  furnished  by a director, officer or employee of Purchaser and/or the Parent shall be in the form of an Officer's Certificate or a statutory declaration.

         Each statutory declaration, certificate, opinion, report or other paper or document  furnished to the Trustee as evidence of compliance  with a condition  provided for in this Agreement  shall include a statement by the person giving the evidence:

         (a)      declaring that he has read and  understands  the provisions of this Agreement relating to the condition in question;

         (b)      describing  the  nature  and  scope  of  the   examination  or
                  investigation  upon which he based the statutory  declaration, certificate, statement or opinion; and

         (c)      declaring that he has made such  examination or  investigation as he  believes  is  necessary  to  enable  him  to  make  the
                  statements  or  give  the  opinions   contained  or  expressed
                  therein.

7.10     EXPERTS, ADVISORS AND AGENTS.  The Trustee may:

                                      I-62

         (a)      in relation to these presents,  act and rely on the opinion or advice of or information obtained from any solicitor, auditor, accountant,  appraiser,  valuer,  engineer  or  other  expert, whether  retained  by the Trustee or by  Purchaser  and/or the
                  Parent or otherwise,  and may employ such assistants as may be necessary to the proper discharge of its powers and duties and determination  of its rights  hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid  without  taxation for costs and fees;
                  and

         (b)      employ such agents and other  assistants as it may  reasonably require  for the  proper  discharge  of its  powers and duties
                  hereunder,   and  may  pay  reasonable  remuneration  for  all
                  services  performed  for it, (and shall be entitled to receive reasonable  remuneration for all services  performed by it) in the  discharge of the trusts hereof and  compensation  for all disbursements,  costs and  expenses  made or incurred by it in the discharge of its duties hereunder and in the management of
                  the  Trust  without   taxation  for  costs  and  fees,   which
                  compensation  reimbursement may be requested to be received in advance prior to undertaking any actions hereunder.

7.11     INVESTMENT OF MONEYS HELD BY THE TRUSTEE.  Unless otherwise provided in this  Agreement,  any moneys held by or on behalf of the Trustee  which under the terms of this  Agreement may or ought to be invested or which may be on deposit  with the Trustee or which may be in the hands of the
         Trustee may be invested and reinvested in the name or under the control of the Trustee in securities  in which,  under the laws of the State of
         Pennsylvania,  trustees are authorized to invest trust moneys, provided that such  securities  are stated to mature  within two (2) years after their  purchase by the  Trustee,  and the Trustee  shall so invest such moneys on the written direction of Purchaser. Pending the investment of any moneys as  hereinbefore  provided,  such moneys may be deposited in the name of the Trustee in any bank,  loan or trust company  authorized to accept  deposits under the laws of the United States,  Canada or any state or  province  thereof,  at the rate of interest  then  current on similar deposits.

7.12     TRUSTEE  NOT  REQUIRED  TO GIVE  SECURITY.  The  Trustee  shall  not be required to give any bond or security  in respect of the  execution  of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

7.13     TRUSTEE NOT BOUND TO ACT ON  CORPORATION'S  REQUEST.  Except as in this
         Agreement or otherwise  specifically provided, the Trustee shall not be bound to act in  accordance  with any direction or request of Purchaser and/or the Parent or the directors  thereof until a duly  authenticated copy of the  instrument  or  resolution  containing  such  direction or request shall have been  delivered to the Trustee and the Trustee shall be  empowered  to act and  rely  upon any such  copy  purporting  to be authenticated and believed by the Trustee to be genuine.

7.14     CONFLICTING  CLAIMS.  If  conflicting  claims  or  demands  are made or asserted with

                                      I-63

         respect to any interest of any Shareholder in any Exchangeable  Shares,
         including  any   disagreement   between  the  heirs,   representatives,
         successors or assigns  succeeding to all or any part of the interest of any  Shareholder in any  Exchangeable  Shares  resulting in conflicting claims or demands being made in connection with such interest, then the
         Trustee  shall  be  entitled,  at its sole  discretion,  to  refuse  to recognize  or to comply with any such claim or demand.  In so refusing, the Trustee may elect not to exercise any Insolvency  Exchange Right or
         Automatic Exchange Rights subject to such conflicting claims or demands and in so doing,  the  Trustee  shall  not be or  become  liable to any person on account of such  election or its failure or refusal to comply with any such  conflicting  claims or  demands.  The  Trustee  shall be entitled to continue to refrain from acting and to refuse to act until:

         (a)      the  rights  of all  adverse  claimants  with  respect  to the
                  Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

         (b)      all differences with respect to the Insolvency  Exchange Right or  Automatic  Exchange  Rights  subject  to such  conflicting claims or demands  have been  conclusively  settled by a valid written agreement binding on all such adverse  claimants,  and the Trustee shall have been furnished with an executed copy of such  agreement.  If the Trustee elects to recognize any claim or comply with any demand made by any such  adverse  claimant, it may in its discretion require such claimant to furnish such surety bond or other security  satisfactory  to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

7.15     ACCEPTANCE OF TRUST.  The Trustee  hereby accepts the Trust created and provided  for by and in this  Agreement  and agrees to perform the same upon the terms and  conditions set forth herein and to hold all rights, privileges  and benefits  conferred  hereby and by law in trust for the various persons who shall from time to time be Shareholders, subject to all the terms and conditions set forth herein.

7.16     VALIDITY  OF  CERTIFICATES.  If at any time in the  performance  of its duties under this  Agreement,  it shall be necessary for the Trustee to receive,  accept,  act or rely upon any certificate,  notice,  request, waiver, consent, receipt, direction,  affidavit or other paper, writing or document  furnished to it and  purporting  to have been  executed or issued by Purchaser, the Parent or the Shareholders or their authorized officers or  attorneys,  the Trustee  shall be entitled to rely and act upon the genuineness and authenticity of any such writing  submitted to
         it. It shall not be necessary  for the Trustee to ascertain  whether or not  the  persons  who  have  executed,  signed  or  otherwise  issued, authenticated  or  receipted  such papers,  writings or documents  have authority to do so or that they are the same persons  named  therein or otherwise  to pass upon any  requirement  of such  papers,  writing  or documents that may be essential for their validity or  effectiveness or upon the truth and  acceptability of any information  contained therein which the Trustee in good faith believes to be genuine.

                                      I-64

                                    ARTICLE 8
                                  COMPENSATION

8.1      FEES  AND  EXPENSES  OF THE  TRUSTEE.  The  Parent,  Purchaser  and the
         Shareholders  jointly  and  severally  agree  to  pay  to  the  Trustee reasonable  compensation  for all of the services  rendered by it under this  Agreement  and will  reimburse  the  Trustee  for all  reasonable expenses and disbursements,  including,  without limitation, legal fees and expenses and the  reasonable  compensation  and  disbursements  all other  advisors,  agents and assistants not regularly in its employ and the cost and expense of any suit or litigation of any character and any proceedings before any governmental  agency reasonably  incurred by the
         Trustee in connection  with its rights and duties under this Agreement;
         provided  that the Parent and  Purchaser  shall have no  obligation  to reimburse the Trustee for any expenses or disbursements  paid, incurred or  suffered  by the  Trustee  in any suit or  litigation  in which the
         Trustee is  determined  to have acted  fraudulently  or in bad faith or with gross  negligence  or willful  misconduct.  The  Trustee  shall be obliged to provide  only one account or invoice to the Parent from time to time during this Agreement in connection with any services  rendered by it under this Agreement on behalf of any of the parties.

                                    ARTICLE 9
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

9.1      INDEMNIFICATION  OF  THE  TRUSTEE.   The  Parent,   Purchaser  and  the
         Shareholders jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors,  officers,  partners,  employees and agents  appointed  and  acting in  accordance  with this  Agreement
         (collectively,  the "Indemnified  Parties") against all claims, losses, damages,  costs,  penalties,  fines and reasonable  expenses (including reasonable  expenses of the Trustee's  legal  counsel)  which,  without fraud, gross negligence, willful misconduct or bad faith on the part of such  Indemnified  Party,  may be paid,  incurred  or  suffered  by the
         Indemnified  Party  by  reason  of  or as a  result  of  the  Trustee's acceptance or  administration  of the Trust,  its  compliance  with its duties set forth in this Agreement, or any written or oral instructions delivered  to the Trustee by the Parent or Purchaser  pursuant  hereto.
         Subject to (ii),  below,  the Parent and Purchaser shall be entitled to participate  at their own expense in the defence and, if the Parent and
         Purchaser so elect at any time after receipt of such notice,  either of them may assume the  defence  of any suit  brought to enforce  any such claim. In the event the Parent and/or  Purchaser  assume the defence of the Trustee,  no  settlement of any claim shall be entered into without the prior approval of the Trustee; and the Trustee shall have the right to re-assume the defence of any suit if the Parent or Purchaser fail to actively  continue such defence so assumed.  The Trustee shall have the right to employ  separate  counsel in any such suit and  participate in the defence  thereof but the fees and expenses of such counsel shall be at the  expense  of the  Trustee  unless:  (i) the  employment  of such counsel has been  authorized  by the Parent or  Purchaser;  or (ii) the named parties to any such suit include both the Trustee and the Parent;
         or (iii) Purchaser

                                      I-65

         and the Trustee  shall have been advised by counsel  acceptable  to the
         Parent  or  Purchaser  that  there  may be one or more  legal  defences available  to the Trustee  which are  different  from or in addition to those  available  to the Parent or Purchaser  (in which case  Purchaser shall not have the right to assume  the  defence of such suit on behalf of the  Trustee  but  shall be liable  to pay the  reasonable  fees and expenses of counsel for the Trustee).

9.2      LIMITATION OF LIABILITY. The Trustee shall not be liable for any act or omission by it except where such act or omission  occurs as a result of the Trustee's gross negligence or willful misconduct. The Trustee shall not be liable for any losses or damages due to the acts or omissions of third parties,  including without limitation, the failure by the Parent and/or  Purchaser to comply with its obligations  under this Agreement, as the case may be. Under no circumstances  shall the Trustee be liable for any special, indirect or consequential losses or damages (including without limitation loss of profits and penalties) whether caused by the
         Trustee's negligence or that of its employees, agents or otherwise. The
         Trustee shall not be held liable for any loss which may occur by reason of  depreciation  of the value of any part of the  Trust  Estate or any loss  incurred on any  investment of funds  pursuant to this  Agreement except to the extent that such loss is attributable to the fraud, gross negligence, willful misconduct or bad faith on the part of the Trustee.

                                   ARTICLE 10
                                CHANGE OF TRUSTEE

10.1     RESIGNATION.  The Trustee, or any trustee hereafter  appointed,  may at any time resign by giving  written  notice of such  resignation  to the
         Parent and Purchaser specifying the date on which it desires to resign, provided  that such  notice  shall never be given less than thirty (30)
         days  before  such  desired  resignation  date  unless  the  Parent and
         Purchaser  otherwise agree and provided  further that such  resignation shall not take effect until the date of the  appointment of a successor trustee  and  the  acceptance  of  such  appointment  by the  successor trustee.  Upon  receiving  such notice of  resignation,  the Parent and
         Purchaser  shall  promptly  appoint  a  successor  trustee  by  written instrument  in  duplicate,  one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee.

10.2     REMOVAL. The Trustee, or any trustee hereafter appointed at any time on thirty (30) days' prior  notice by written  instrument  executed by the
         Parent  and  Purchaser,  in  duplicate,  one  copy of  which  shall  be delivered  to the  trustee  so  removed  and one copy to the  successor trustee.  Any successor trustee to be appointed upon the removal of the
         Trustee  shall  be  appointed  in  accordance  with the  provisions  as provided under Section 10.3 of this Agreement.

10.3     SUCCESSOR  TRUSTEE.  Any successor  trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to the Parent and
         Purchaser and to its predecessor  trustee an instrument  accepting such appointment. Thereupon the resignation

                                      I-66

         or removal of the predecessor  trustee shall become  effective and such successor trustee,  without any further act, deed or conveyance,  shall become vested with all the rights,  powers,  duties and  obligations of its predecessor  under this Agreement with like effect as if originally named as trustee in this Agreement.  However, on the written request of the Parent and  Purchaser  or of the  successor  trustee,  the  trustee ceasing to act shall,  upon payment of any amounts then due it pursuant to the provisions of this Agreement,  execute and deliver an instrument transferring to such successor  trustee all of the rights and powers of the trustee so ceasing to act.  Upon the request of any such  successor trustee,  the Parent and Purchaser and such  predecessor  trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

10.4     NOTICE OF  SUCCESSOR  TRUSTEE.  Upon  acceptance  of  appointment  by a successor  trustee as provided  herein the Parent and  Purchaser  shall cause to be mailed notice of the  succession of such trustee  hereunder to each  Shareholder  at the address of such  Shareholder  shown on the register  of  Shareholders  of  Exchangeable  Shares.  If the Parent or
         Purchaser  shall fail to cause such notice to be mailed within ten (10)
         days after  acceptance of  appointment  by the successor  trustee,  the successor  trustee  shall cause such notice to be mailed at the expense of the Parent and Purchaser.

                                   ARTICLE 11
                              THE PARENT SUCCESSORS

11.1     CERTAIN  REQUIREMENTS IN RESPECT OF COMBINATION,  ETC. The Parent shall not  enter  into any  transaction  (whether  by way of  reconstruction,
         reorganization,   consolidation,   merger,  transfer,  sale,  lease  or
         otherwise)  whereby  all  or  substantially  all  of  its  undertaking, property  and assets  would become the property of any other person or, in the  case  of a  merger,  of the  continuing  corporation  resulting therefrom unless:

         (a)      such other person or continuing  corporation  is a corporation
                  (herein called the "Parent Successor")  incorporated under the laws of any state of the  United  States or the laws of Canada or any province thereof; and

         (b)      the Parent Successor,  by operation of law,  becomes,  without more,  bound by the terms and provisions of this Agreement or, if not so bound, executes,  prior to or contemporaneously with the consummation of such transaction a Agreement  supplemental hereto and such other instruments (if any) as are satisfactory to the  Trustee  and in the  opinion  of legal  counsel to the
                  Trustee are necessary or advisable to evidence the  assumption by the Parent  Successor of liability  for all moneys  payable and property  deliverable  hereunder  and the covenant of such
                  Parent  Successor  to pay and deliver or cause to be delivered the same and its  agreement  to observe and perform all of the covenants and obligations of the Parent under this

                                      I-67

                  Agreement.

11.2     VESTING OF POWERS IN SUCCESSOR. Whenever the conditions of Section 11.1 hereof have been duly observed and performed,  the Trustee, if required by Section  11.1  hereof,  the Parent  Successor  and  Purchaser  shall execute and deliver the supplemental  Agreement provided for in Article
         12 and  thereupon the Parent  Successor  shall possess and from time to time may  exercise  each and every right and power of the Parent  under this  Agreement in the name of the Parent or  otherwise  and any act or proceeding  by any provision of this  Agreement  required to be done or performed  by the board of  directors  of Parent or any officers of the
         Parent  may be done and  performed  with like  force and  effect by the directors or officers of such the Parent Successor.

11.3     WHOLLY-OWNED  SUBSIDIARIES.   Nothing  herein  shall  be  construed  as
         preventing  the  share  exchange,  merger  or sale of any  wholly-owned subsidiary  of the Parent with or into the Parent,  the  winding-up  or merger of any  wholly-owned  subsidiary  of the Parent with or into the
         Parent,   or  the   winding-up,   liquidation  or  dissolution  of  any
         wholly-owned  subsidiary  of  the  Parent,  and  nothing  herein  shall prohibit the Parent in any manner whatsoever from selling, transferring or  otherwise  disposing  of any and all of the  assets  of the  Parent including,  without  limitation,  any  and  all of the  assets  of such subsidiary  provided  that all of the  assets  of such  subsidiary  are transferred  to the Parent or another  wholly-owned  subsidiary  of the
         Parent.

                                   ARTICLE 12
                  AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

12.1     AMENDMENTS,  MODIFICATIONS,  ETC. This  Agreement may not be amended or modified  except by an agreement in writing  executed by Purchaser  and the Parent.

12.2     MEETING TO CONSIDER AMENDMENTS. Purchaser, at the request of the Parent shall call a meeting or meetings of the Shareholders for the purpose of considering any proposed  amendment or modification  requiring approval pursuant hereto.  Any such meeting or meetings shall be called and held in accordance  with the by-laws of Purchaser,  the  Exchangeable  Share
         Provisions and all applicable laws.

12.3     CHANGES  IN  CAPITAL  OF PARENT OR  Purchaser.  At all times  after the occurrence of any event effected  pursuant to section 2.7 or 2.8 of the
         Support Agreement,  as a result of which either Parent Common Shares or the Exchangeable Shares or both are in any way changed,  this Agreement shall  forthwith  be amended and modified as necessary in order that it shall apply with full force and effect,  mutatis  mutandis,  to all new securities into which Parent Common Shares or the  Exchangeable  Shares or both are so changed and the parties hereto shall execute and deliver a supplemental Agreement giving effect to and

                                      I-68

         evidencing such necessary amendments and modifications.

12.4     EXECUTION OF SUPPLEMENTAL  AGREEMENTS.  No amendment to or modification or waiver of any of the provisions of this Agreement  otherwise than as permitted  hereunder  shall be  effective  unless  made in writing  and signed by all of the parties hereto. From time to time the parties may, subject to the provisions of these  presents,  and they shall,  when so directed  by these  presents,  execute  and  deliver  by  their  proper officers,  Agreements or other instruments  supplemental  hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a)      evidencing the  succession of Parent  Successors to the Parent and the  covenants  of and  obligations  assumed  by each such
                  Parent  Successor in accordance with the provisions of Article
                  11 and the  successor of any  successor  trustee in accordance with the provisions of Article 10;

         (b)      making any additions to,  deletions from or alterations of the provisions of this Agreement or the Insolvency  Exchange Right or the Automatic  Exchange Rights which, in the opinion of the
                  Parent  and  its  counsel,  will  not  be  prejudicial  to the interests of the Shareholders as a whole or are in the opinion of counsel to the Parent  necessary  or  advisable in order to incorporate,  reflect  or  comply  with  any  legislation  the provisions  of which apply to the  parties or this  Agreement;
                  and

         (c)      for any other purposes not inconsistent with the provisions of this  Agreement,  including  without  limitation  to  make  or evidence any amendment or  modification  to this  Agreement as contemplated  hereby,  provided  that,  in the  opinion of the
                  Parent  and its  counsel,  the rights of the  Trustee  and the
                  Shareholders as a whole will not be prejudiced thereby.

                                   ARTICLE 13
                                   TERMINATION

13.1     TERM.  The Trust created by this  Agreement  shall  continue  until the earliest to occur of the following events:

         (a)      no   outstanding   Exchangeable   Shares   are   held  by  any
                  Shareholder;

         (b)      each of Purchaser  and the Parent acts in writing to terminate the Trust and such termination is approved by the Shareholders of the  Exchangeable  Shares in accordance  with section 10 of the Exchangeable Share Provisions; and

         (c)      December 31, 2098.

13.2     SURVIVAL OF AGREEMENT.  Subject to the  provisions  of Section  13.1(b)
         hereof, this

                                      I-69

         Agreement shall survive any termination of the Trust and shall continue until  there  are  no  Exchangeable  Shares  outstanding  held  by  any
         Shareholder;  and for clarity,  that the provisions of Articles 8 and 9 shall survive any such termination of the Trust or this Agreement.

                                   ARTICLE 14
                                     GENERAL

14.1     SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable,  the validity,  legality or enforceability of the  remainder  of this  Agreement  shall not in any way be affected or impaired  thereby and the  agreement  shall be carried out as nearly as possible in accordance with its original terms and conditions.

14.2     INUREMENT.  This  Agreement  shall be  binding  upon and  endure to the benefit of the  parties  hereto  and their  respective  successors  and permitted assigns and to the benefit of the Shareholders.

14.3     NOTICES TO PARTIES.  All notices and other  communications  between the parties  hereunder shall be in writing and shall be deemed to have been given if delivered  personally or by confirmed facsimile to the parties at the following  addresses (or at such other address for such party as shall be specified in like notice):

if to the Parent or Purchaser:
                         Mr. Steve Saviuk
                         President
                         Manitex Capital Inc.
                         1 Place Ville-Marie, Suite 2001
                         Montreal (Quebec) H3B 2C4

with a copy to:          Mr. David Perez
                         Manitex Capital Inc.
                         1 Place Ville-Marie, Suite 2001
                         Montreal (Quebec) H3B 2C4

if to the Trustee:       Mr. Pierre Barnard
                         De Grandpre Chaurette Levesque
                         2000 McGill College Avenue
                         Suite 1600
                         Montreal (Quebec) H3B 3H3

         Any notice or other  communication  given personally shall be deemed to have been given and  received  upon  delivery  thereof  and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in

                                      I-70

         which case it shall be deemed to have been given and received  upon the immediately following Business Day.

14.4     NOTICE  OF  SHAREHOLDERS.  Any  and all  notices  to be  given  and any documents  to be sent to any  Shareholders  may be given or sent to the address of such  Shareholder  shown on the register of  Shareholders in any manner  permitted by the by-laws of Purchaser  from time to time in force in respect of notices to  shareholders  and shall be deemed to be received  (if given or sent in such  manner) at the time  specified  in such  by-laws,  the  provisions  of which  by-laws  shall apply mutatis
         mutandis  to  notices  or   documents   as   aforesaid   sent  to  such
         Shareholders.

14.5     RISK OF PAYMENTS BY MAIL. Whenever payments are to be made or documents are to be sent to any Shareholder by the Trustee or by Purchaser, or by
         such  Shareholder  to the  Trustee or to the Parent or  Purchaser,  the
         making of such  payment or sending of such  document  sent  through the mail shall be at the risk of Purchaser, in the case of payments made or documents sent by the Trustee or Purchaser, and the Shareholder, in the
         case of payments made or documents sent by the Shareholder.

14.6     COUNTERPARTS.  This Agreement may be executed in counterparts,  each of which  shall be deemed an  original,  but all of which  taken  together shall constitute one and the same instrument.

14.7     JURISDICTION.  This  Agreement  shall  be  construed  and  enforced  in accordance  with the laws of the  Province  of  Quebec  and the laws of
         Canada applicable therein.

14.8     ATTORNMENT.  The Parent and the Purchaser each agree that any action or proceeding  arising  out  of or  relating  to  this  Agreement  may  be instituted  in the courts of the  Province  of Quebec,  each waives any objection  which it may have now or  hereafter to the venue of any such
         action  or  proceeding,   irrevocably   submits  to  the  non-exclusive
         jurisdiction  of the said  courts  in any such  action  or  proceeding, agrees to be bound by any  judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed as of the date first above written.

TECE INC.

By:  /s/ Pierre Barnard
     ---------------------
Name: Pierre Barnard
Title:   Attorney

                                      I-71

3786137 CANADA INC.

By:  /s/ Pierre Barnard
     ---------------------
Name: Pierre Barnard
Title:   President

       /s/ Pierre Barnard
     ---------------------
         PIERRE BARNARD

TEC TECHNOLOGYVALUATON.COM CORPORATION

By:  /s/ Illegible
     ---------------------
Name:
Title:

                                      I-72

                                   SCHEDULE A

         The  Corporation  shall be authorized  to issue an unlimited  number of
COMMON AND EXCHANGEABLE SHARES,  without par value, having the following rights, privileges, restrictions and conditions:

3.1      COMMON SHARES

3.1.1    The Common  shares  shall  confer the  following  rights  upon  holders thereof, namely:

         a)       the  right  to  vote at all  meetings  of  shareholders,  each shareholder  being  entitled to one vote for each Common share held by him;

         b)       the right to receive  all  dividends  declared by the board of directors on the Common shares;

         c)       the right to share in the remaining  assets of the Corporation upon its voluntary or forced winding-up or liquidation.

3.1.2    The board of  directors  shall be  entitled  to declare a  dividend  in respect of the Common shares,  without in any manner  whatsoever  being required  to declare or pay a dividend  to holders of other  classes of shares.

3.2      EXCHANGEABLE SHARES

3.2.1    The Exchangeable  shares shall have the following  rights,  privileges, restrictions and conditions:

                                    ARTICLE 1
                                 INTERPRETATION

For the purposes of these share provisions:

"ACT" means the Canada Business Corporations  Act, as amended;

"AFFILIATE" has the meaning ascribed thereto in the Act;

"BOARD OF DIRECTORS" means the Board of Directors of the Corporation;

                                      I-73

"BUSINESS  DAY" means any day on which  commercial  banks are generally open for business in Montreal,  Quebec, other than a Saturday, a Sunday or a day observed as a holiday in Montreal, Quebec under the laws of the Province of Quebec or the federal laws of Canada;

"CALL  RIGHT"  has the  meaning  ascribed  thereto  in the  Exchange  and Voting
Agreement;

"CANADIAN  DOLLAR  EQUIVALENT"  means in  respect  of an amount  expressed  in a currency other than Canadian dollars (the "Foreign Currency Amount") at any date the product obtained by multiplying:

         (a)      the Foreign Currency Amount by,

         (b)      the noon  spot  exchange  rate on such  date for such  foreign currency expressed in Canadian dollars as reported by the Bank of  Canada  or, in the event  such spot  exchange  rate is not available,  such  spot  exchange  rate on such  date  for such foreign  currency  expressed  in  Canadian  dollars  as may be deemed by the Board of  Directors to be  appropriate  for such purpose;

"COMMON SHARES" means the common shares in the capital of the Corporation;

"CURRENT  MARKET PRICE" means,  in respect of a Parent Common Share on any date, the  Canadian  Dollar  Equivalent  of the  average of the  closing bid and asked prices of Parent Common Shares  during a period of 10  consecutive  trading days ending not more than three  trading days before such date on Nasdaq,  or, if the
Parent Common Shares are not then quoted on Nasdaq, on such other stock exchange or automated  quotation  system on which the Parent  Common Shares are listed or quoted,  as the case may be, as may be  selected by the Board of  Directors  for such  purpose;  provided,  however,  that  if in the  opinion  of the  Board  of
Directors the public  distribution  or trading  activity of Parent Common Shares during such period does not create a market which reflects the fair market value of a Parent Common Share, then the Current Market Price of a Parent Common Share shall be  determined  by the Board of  Directors,  in good faith and in its sole
discretion,   and  provided   further  that  any  such  selection,   opinion  or
determination by the Board of Directors shall be conclusive and binding;

"DIVIDEND  AMOUNT"  means the amount of all declared and unpaid  dividends on an
Exchangeable  Share held by a holder on any dividend  record date which occurred prior to the date of purchase or redemption of such shares by the Corporation or
Parent from such holder;

                                      I-74

"EFFECTIVE  DATE"  means the date of the  certificate  of  incorporation  of the
Corporation;

"EXCHANGE  AND VOTING  AGREEMENT"  means the  agreement  dated  October 10, 2000 between Parent,  the  Corporation,  the Holders of  Exchangeable  Shares and the
Trustee;

"EXCHANGEABLE SHARES" means the non-voting exchangeable shares in the capital of the Corporation,  having the rights, priileges,  restrictions and conditions set forth herein;

"GOVERNMENTAL ENTITY" means any (a) multinational,  federal, provincial,  state,
regional,   municipal,  local  or  other  government,   governmental  or  public
department,  central bank, court, tribunal,  arbitral body,  commission,  board, bureau or agency, domestic or foreign, (b) any subdivision,  agent,  commission, board, or authority of any of the foregoing,  or (c) any  quasi-governmental  or private body exercising any regulatory,  expropriation or taxing authority under or for the account of any of the foregoing;

"HOLDER" means, when used with reference to the Exchangeable Shares, the holders of Exchangeable  Shares shown from time to time in the register maintained by or on behalf of the Corporation in respect of the Exchangeable Shares;

"LIQUIDATION  AMOUNT" has the meaning  ascribed  thereto in Section 5.1 of these share provisions;

"LIQUIDATION  DATE" has the  meaning  ascribed  thereto in Section  5.1 of these share provisions;

"NASDAQ"  means  the  National   Association  of  Securities  Dealers  Automated
Quotation System;

"PARENT" means Tece Inc. (formerly Internet Food Co. Inc.) a Nevada Corporation;

"PARENT  COMMON SHARES" mean the shares of common stock in the capital of Parent and any other securities into which such shares may be changed;

"PARENT  CONTROL  TRANSACTION"  means any merger,  amalgamation,  tender  offer, material  sale of shares or rights or  interests  therein  or thereto or similar transactions involving Parent, or any proposal to do so;

"PARENT  DIVIDEND  DECLARATION  DATE"  means  the  date on  which  the  Board of
Directors of Parent declares any dividend on the Parent Common Shares;

                                      I-75

"PARENT  CALL NOTICE" has the meaning  ascribed  thereto in Section 6.3 of these share provisions;

"PERSON"  includes any individual,  firm,  partnership,  joint venture,  venture capital fund, limited liability  Corporation,  unlimited liability  Corporation,
association,   trust,   trustee,   executor,   administrator,   legal   personal
representative,  estate,  group,  body  corporate,  corporation,  unincorporated association or  organization,  Governmental  Entity,  syndicate or other entity, whether or not having legal status;

"PURCHASE  PRICE" has the meaning ascribed thereto in Section 6.3 of these share provisions;

"REDEMPTION DATE" means the date, if any,  established by the Board of Directors for the  redemption  by the  Corporation  of all but not  less  than  all of the outstanding Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be no earlier than December 31, 2004, unless:

         (a)      there are fewer than 1,000,000 Exchangeable Shares outstanding
                  (other  than  Exchangeable  Shares  held  by  Parent  and  its affiliates,  and as such  number of shares may be  adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or  consolidation  of or stock dividend on the
                  Exchangeable  Shares,  any issue or  distribution of rights to acquire Exchangeable Shares or securities  exchangeable for or
                  convertible   into   Exchangeable   Shares,   any   issue   or
                  distribution  of other  securities  or rights or  evidences of indebtedness or assets; or

         (b)      any  other  capital   reorganization   or  other   transaction
                  affecting the Exchangeable Shares), in which case the Board of
                  Directors may  accelerate  such  redemption  date to such date prior to December 31, 2004 as it may determine,  upon at least
                  60 days' prior written notice to the registered holders of the
                  Exchangeable Shares and the Trustee;

         (c)      a Parent Control  Transaction  occurs, in which case, provided that the Board of Directors  determines,  in good faith and in its sole discretion,  that it is not reasonably practicable to substantially  replicate  the  terms  and  conditions  of  the
                  Exchangeable  Shares in  connection  with such Parent  Control
                  Transaction  and that the  redemption of all but not less than all of the  outstanding  Exchangeable  Shares is  necessary to enable the  completion of such Parent  Control  Transaction in
                  accordance  with  its  terms,   the  Board  of  Directors  may
                  accelerate such redemption date to such date prior to December
                  31,

                                      I-76

                  2004 as it may  determine,  upon such  number  of days'  prior written notice to the registered  holders of the  Exchangeable
                  Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

provided, however, that the accidental failure or omission to give any notice of redemption  under  clauses (a) or (b) above to less than 10% of such  holders of
Exchangeable Shares shall not affect the validity of any such redemption;

"REDEMPTION  PRICE" has the  meaning  ascribed  thereto in Section  7.1 of these share provisions;

"RETRACTED  SHARES" has the meaning  ascribed thereto in Section 6.1(a) of these share provisions;

"RETRACTION  DATE" has the meaning  ascribed  thereto in Section 6.1(b) of these share provisions;

"RETRACTION  PRICE" has the  meaning  ascribed  thereto in Section  6.1 of these share provisions;

"RETRACTION  REQUEST" has the meaning  ascribed  thereto in Section 6.1 of these share provisions;

"SECURITIES  ACT" means the Securities  Act (Quebec) and the rules,  regulations and policies made  thereunder,  as now in effect and as they may be amended from time to time prior to the Effective Date;

"SUPPORT  AGREEMENT"  means the  agreement  dated  October  10,  2000 made among
Parent, Tec and 3786137 Canada Inc.;

"TEC" means Tec Technologyvaluation.com  Corporation, a Corporation incorporated under the Act;

"TEC COMMON  SHARES" means the common shares of Tec as  constituted  immediately prior to the Effective Date;

"TEC  OPTIONS"  means the options to purchase Tec Common Shares issued from time to time prior to the date hereof pursuant to the Tec Stock Option Plan;

                                      I-77

"TRANSFER AGENT" means the transfer agent for the Exchangeable Shares;

"TRUSTEE" means the trustee under the Exchange and Voting Agreement;

                                    ARTICLE 2
                         RANKING OF EXCHANGEABLE SHARES

2.1 The  Exchangeable  Shares shall be entitled to a preference  over the Common
Shares and any other  shares  ranking  junior to the  Exchangeable  Shares  with respect to the payment of dividends and the  distribution of assets in the event of the  liquidation,  dissolution  or  winding-up  of the  Corporation,  whether voluntary  or  involuntary,  or any  other  distribution  of the  assets  of the
Corporation, among its shareholders for the purpose of winding up its affairs.

                                    ARTICLE 3
                                    DIVIDENDS

3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of  Directors  shall,  subject  to  applicable  law,  on  each  Parent  Dividend
Declaration Date, declare a dividend on each Exchangeable Share:

         (a)      in the case of a cash  dividend  declared on the Parent Common
                  Shares,  in an amount in cash for each  Exchangeable  Share in
                  U.S. dollars, or the Canadian Dollar Equivalent thereof on the
                  Parent Dividend Declaration Date, in each case,  corresponding to the cash dividend declared on each Parent Common Share;

         (b)      in the case of a stock dividend  declared on the Parent Common
                  Shares  to be paid in  Parent  Common  Shares  by the issue or transfer by the  Corporation  of such  number of  Exchangeable
                  Shares for each  Exchangeable  Share as is equal to the number of  Parent  Common  Shares  to be paid on each  Parent  Common
                  Share; or

         (c)      in the case of a dividend declared on the Parent Common Shares in property other than cash or Parent Common  Shares,  in such type and amount of property for each Exchangeable  Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by

                                      I-78

                  Section 3.5  hereof) the type and amount of property  declared as a dividend on each Parent Common Share.

3.2 Such  dividends  shall be paid  out of  money,  assets  or  property  of the
Corporation  properly  applicable  to  the  payment  of  dividends,  or  out  of authorized but unissued shares of the Corporation, as applicable.

3.3  Cheques of the  Corporation  payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by
Section  3.1 (a)  hereof and the  sending of such a cheque to each  holder of an
Exchangeable  Share shall satisfy the cash dividend  represented  thereby unless the cheque is not paid on presentation.  Certificates  registered in the name of the registered  holder of Exchangeable  Shares shall be issued or transferred in respect of any stock  dividends  contemplated  by Section 3.1 (b) hereof and the sending of such a  certificate  to each  holder of an  Exchangeable  Share shall satisfy the stock dividend  represented  thereby.  Such other type and amount of property  in respect of any  dividends  contemplated  by Section  3.1 (c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall  determine and the issuance,  distribution  or transfer  thereof by the
Corporation to each holder of an  Exchangeable  Share shall satisfy the dividend represented  thereby.  No holder of an  Exchangeable  Share shall be entitled to recover by action or other legal process  against the  Corporation  any dividend that is  represented  by a  cheque  that  has not  been  duly  presented  to the
Corporation's  bankers for payment or that  otherwise  remains  unclaimed  for a period of six years from the date on which such dividend was payable.

3.4 The record date for the determination of the holders of Exchangeable  Shares entitled to receive payment of, and the payment date for, any dividend  declared on the  Exchangeable  Shares under Section 3.1 hereof shall be the same dates as the record date and payment date,  respectively,  for the corresponding dividend declared on the Parent Common Shares.

3.5 If on any payment date for any dividends declared on the Exchangeable Shares under  Section  3.1  hereof  the  dividends  are not  paid in full on all of the
Exchangeable  Shares then  outstanding,  any such  dividends  that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the  Corporation  shall  have  sufficient  money,  assets  or  property properly applicable to the payment of such dividends.

3.6 The  Board of  Directors  shall  determine,  in good  faith  and in its sole discretion,  economic  equivalence  for the purposes of Section 3.1 hereof,  and each such  determination  shall be conclusive and binding on the Corporation and its  shareholders.  In making each such  determination,  the  following  factors shall,  without excluding other factors  determined by the Board of Directors to be relevant, be considered by the Board of Directors:

                                      I-79

         (a)      in the  case  of any  stock  dividend  or  other  distribution payable in Parent  Common  Shares,  the number of such  shares issued in  proportion  to the number of Parent  Common  Shares previously outstanding;

         (b)      in the case of the  issuance  or  distribution  of any rights, options or warrants to subscribe for or purchase Parent Common
                  Shares (or securities  exchangeable for or convertible into or
                  carrying  rights  to  acquire  Parent  Common   Shares),   the
                  relationship  between the  exercise  price of each such right, option or warrant and the Current Market Price;

         (c)      in the case of the issuance or  distribution of any other form of  property  (including  without  limitation  any  shares  or securities  of Parent of any class  other than  Parent  Common
                  Shares,  any  rights,  options  or  warrants  other than those
                  referred  to  in  Section  3.5(b)  above,   any  evidences  of
                  indebtedness  of or any  assets of  Parent)  the  relationship between the fair market value (as  determined  by the Board of
                  Directors in the manner above  contemplated)  of such property to be issued or distributed  with respect to each  outstanding
                  Parent Common Share and the Current Market Price; and

         d)       in all such cases,  the general  taxation  consequences of the relevant event to holders of Exchangeable Shares to the extent
                  that  such   consequences   may  differ   from  the   taxation
                  consequences to holders of Parent Common Shares as a result of differences  between  taxation  laws of Canada  and the United
                  States  (except for any  differing  consequences  arising as a result of differing marginal taxation rates and without regard to the  individual  circumstances  of holders of  Exchangeable
                  Shares).

                                    ARTICLE 4
                              CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable  Shares are outstanding,  the Corporation shall not at any time  without,  but may at any time with,  the  approval of the holders of the  Exchangeable  Shares given as specified in Section 10.2 of these share provisions:

         (a)      pay any  dividends  on the Common  Shares or any other  shares ranking junior to the  Exchangeable  Shares,  other than stock dividends  payable in Common  Shares or any such other  shares ranking junior to the Exchangeable Shares, as the case may be;

                                      I-80

         (b)      redeem or purchase or make any capital distribution in respect of Common  Shares or any other  shares  ranking  junior to the
                  Exchangeable Shares;

         (c)      redeem or purchase any other shares of the Corporation ranking equally  with the  Exchangeable  Shares  with  respect  to the payment of dividends or on any liquidation distribution; or

         (d)      except  pursuant  to and in  accordance  with the terms of Bio
                  Syntech Options,  issue any  Exchangeable  Shares or any other shares of the  Corporation  ranking  equally with, or superior to,  the  Exchangeable  Shares  other  than  by way  of  stock dividends to the holders of such Exchangeable Shares.

4.2 The restrictions in Sections 4.1(a),  (b), (c) and (d) above shall not apply if all  dividends  on  the  outstanding  Exchangeable  Shares  corresponding  to dividends  declared and paid to date on the Parent Common Shares shall have been declared and paid on the Exchangeable Shares.

                                    ARTICLE 5

                           DISTRIBUTION ON LIQUIDATION

5.1  In  the  event  of  the  liquidation,  dissolution  or  winding-up  of  the
Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable
Shares shall be entitled,  subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable  Share held by such holder on the effective date (the "Liquidation Date") of such liquidation,  dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the
Exchangeable Shares, an amount per share (the "Liquidation Amount") equal to the
Current  Market Price of a Parent Common Share on the last Business Day prior to the  Liquidation  Date,  which  shall be  satisfied  in full by the  Corporation causing  to be  delivered  to such  holder  one Parent  Common  Share,  plus the
Dividend Amount.

5.2 On or promptly  after the  Liquidation  Date, and subject to the exercise by
Parent of the Call Right,  the  Corporation  shall cause to be  delivered to the holders  of the  Exchangeable  Shares  the  Liquidation  Amount  for  each  such
Exchangeable   Share  upon   presentation  and  surrender  of  the  certificates
representing  such Exchangeable  Shares,  together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the Articles of the Corporation and such

                                      I-81

additional  documents and  instruments as the Transfer Agent and the Corporation may reasonably  require,  at the registered  office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares.  Payment of the total Liquidation Amount for such  Exchangeable  Shares shall be made by delivery to each holder,  at the address of the holder recorded in the register of members of the Corporation for the  Exchangeable  Shares  or by  holding  for  pick-up  by  the  holder  at the registered  office of the  Corporation or at any office of the Transfer Agent as may be specified  by the  Corporation  by notice to the holders of  Exchangeable
Shares, on behalf of the Corporation of certificates  representing Parent Common
Shares (which shares shall be duly issued as fully paid and  non-assessable  and shall be free and clear of any lien,  claim or encumbrance)  and a cheque of the
Corporation  payable at par at any branch of the bankers of the  Corporation  in respect of the remaining  portion,  if any, of the total Liquidation  Amount (in each case less any amounts  withheld  on account of tax  required to be deducted and withheld  therefrom).  On and after the Liquidation Date, the holders of the
Exchangeable  Shares shall cease to be holders of such  Exchangeable  Shares and shall not be  entitled  to  exercise  any of the  rights of  holders  in respect thereof,  other than the right to receive their  proportionate part of the total
Liquidation  Amount,  unless  payment of the total  Liquidation  Amount for such
Exchangeable  Shares shall not be made upon  presentation and surrender of share certificates  in  accordance  with the foregoing  provisions,  in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner  hereinbefore  provided.  The Corporation shall have the  right at any time  after the  Liquidation  Date to  deposit  or cause to be deposited the total  Liquidation  Amount in respect of the  Exchangeable  Shares represented  by  certificates  that  have  not  at  the  Liquidation  Date  been surrendered  by the holders  thereof in a custodial  account with any  chartered bank or trust Corporation in Canada. Upon such deposit being made, the rights of the  holders  of  Exchangeable  Shares  after such  deposit  shall be limited to receiving their proportionate part of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited,  against  presentation and surrender of the said  certificates  held by them,  respectively,  in accordance with the  foregoing  provisions.  Upon  such  payment  or  deposit  of the total
Liquidation  Amount, the holders of the Exchangeable  Shares shall thereafter be considered and deemed for all purposes to be holders of the Parent Common Shares delivered to them or the custodian on their behalf.

5.3 After the  Corporation  has satisfied its  obligations to pay the holders of the Exchangeable  Shares the Liquidation  Amount per Exchangeable Share pursuant to Section 5.1 of these share provisions,  such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

                                      I-82

                                    ARTICLE 6
                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of  Exchangeable  Shares shall be entitled at any time,  subject to the exercise by Parent of the Call Right and otherwise upon  compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable  Shares registered in the name of such holder for an amount per share equal to the Current  Market  Price of a Parent  Common  Share on the last
Business Day prior to the Retraction Date (the "Retraction Price"),  which shall be satisfied in full by the  Corporation  causing to be delivered to such holder one Parent Common Share for each Exchangeable Share presented and surrendered by the holder. To effect such redemption, the holder shall present and surrender at the registered  office of the Corporation or at any office of the Transfer Agent as may be specified by the  Corporation by notice to the holders of Exchangeable
Shares the  certificate or certificates  representing  the  Exchangeable  Shares which the holder  desires to have the  Corporation  redeem,  together  with such other  documents  and  instruments  as may be  required  to effect a transfer of
Exchangeable  Shares under the Act and the Articles of the  Corporation and such additional  documents and  instruments as the Transfer Agent and the Corporation may  reasonably  require,  and  together  with a duly  executed  statement  (the
"Retraction  Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

         (a)      specifying  that the holder  desires to have all or any number specified  therein of the Exchangeable  Shares  represented by such  certificate or  certificates  (the  "Retracted  Shares")
                  redeemed by the Corporation;

         (b)      stating the Business  Day on which the holder  desires to have the Corporation  redeem the Retracted  Shares (the "Retraction
                  Date"),  provided that the  Retraction  Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on  which  the  Retraction  Request  is  received  by the
                  Corporation  and further  provided  that, in the event that no such Business Day is specified by the holder in the Retraction
                  Request,  the  Retraction  Date shall be deemed to be the 15th
                  Business Day after the date on which the Retraction Request is received by the Corporation; and

         (c)      acknowledging,  as the case may be, the overriding  right (the
                  "Call  Right") of Parent to purchase all but not less than all the  Retracted  Shares  directly  from the holder and that the
                  Retraction  Request shall be deemed to be a revocable offer by
                  the  holder  to  sell  the  Retracted   Shares  to  Parent  in
                  accordance with the Call Right on the terms and conditions set out in Section 6.3 below.

                                      I-83

6.2 Subject to the  exercise by Parent of the Call  Right,  upon  receipt by the
Corporation or the Transfer Agent in the manner  specified in Section 6.1 hereof of a certificate or certificates  representing  the number of Retracted  Shares, together with a Retraction Request,  and provided that the Retraction Request is not  revoked  by  the  holder  in the  manner  specified  in  Section  6.7,  the
Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction  Date and shall cause to be delivered to such holder the total
Retraction Price. If only a part of the Exchangeable  Shares  represented by any certificate is redeemed (or purchased by Parent  pursuant to the Call Right),  a new certificate for the balance of such  Exchangeable  Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the  Corporation of a Retraction  Request,  the  Corporation
shall  immediately  notify Parent  thereof and shall provide to Parent a copy of the Retraction  Request. In order to exercise the Call Right, Parent must notify the Corporation of its  determination to do so (the "Parent Call Notice") within five Business Days of  notification  to Parent by the Corporation of the receipt by the Corporation of the Retraction  Request.  If Parent does not so notify the
Corporation  within such five Business Day period,  the Corporation  will notify the holder as soon as possible thereafter that Parent will not exercise the Call
Right.  If Parent  delivers the Parent Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner  specified in Section 6.7, the Retraction  Request shall thereupon be considered  only to be an offer by the  holder to sell the  Retracted  Shares to
Parent in accordance with the Call Right. In such event,  the Corporation  shall not redeem the Retracted  Shares and Parent shall  purchase from such holder and such holder shall sell to Parent on the Retraction Date the Retracted Shares for
a purchase price (the "Purchase  Price") per share equal to the Retraction Price per share, plus on the designated payment date therefor,  to the extent not paid by the Corporation on the designated payment date therefor, any Dividend Amount.
To the extent that Parent pays the Dividend  Amount in respect of the  Retracted
Shares,  the  Corporation  shall no longer be  obligated to pay any declared and unpaid  dividends on such  Retracted  Shares.  Provided that Parent has complied with Section 6.4, the closing of the purchase and sale of the  Retracted  Shares pursuant to the Call Right  shall be deemed to have  occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the
Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Parent  does not  deliver a Parent  Call Notice  within such five
Business Day period,  and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation  shall redeem the  Retracted  Shares  on the  Retraction  Date  and in  the  manner  otherwise contemplated in this Article 6.

6.4 The  Corporation  or Parent,  as the case may be, shall deliver or cause the
Trustee to deliver to the relevant holder, at the address of the holder recorded in the register of

                                      I-84

members  of the  Corporation  for  the  Exchangeable  Shares  or at the  address specified  in the holder's  Retraction  Request or by holding for pick-up by the holder at the  registered  office  of the  Corporation  or at any  office of the
Transfer  Agent as may be specified by the  Corporation by notice to the holders of  Exchangeable  Shares,  certificates  representing  the Parent  Common Shares
(which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance)  registered in the name of the holder or in such other name as the holder may request,  and, if applicable  and on or before the payment date therefor, a cheque payable at par at any branch of the  bankers of the  Corporation  or Parent,  as  applicable,  representing  the aggregate Dividend Amount, in payment of the total Retraction Price or the total
Purchase Price,  as the case may be, in each case, less any amounts  withheld on account of tax required to be deducted and withheld therefrom, and such delivery of such  certificates and cheques on behalf of the Corporation or by Parent,  as the case may be, or by the  Transfer  Agent shall be deemed to be payment of and shall satisfy and discharge  all  liability  for the total  Retraction  Price or total  Purchase  Price,  as the  case  may be,  to the  extent  that the same is represented  by such share  certificates  and cheques (plus any tax deducted and withheld therefrom and remitted to the proper tax authority).

6.5 On and after the close of business on the Retraction Date, the holder of the
Retracted  Shares shall cease to be a holder of such Retracted  Shares and shall not be entitled to  exercise  any of the rights of a holder in respect  thereof, other than the right to receive his  proportionate  part of the total Retraction
Price or total Purchase Price, as the case may be, unless upon  presentation and surrender of certificates in accordance with the foregoing  provisions,  payment of the total  Retraction  Price or the total Purchase Price, as the case may be, shall not be made as provided  in Section  6.4, in which case the rights of such holder shall remain  unaffected  until the total  Retraction  Price or the total
Purchase  Price,  as the case may be, has been paid in the  manner  hereinbefore provided.  On and after the close of business on the Retraction  Date,  provided that  presentation  and  surrender  of  certificates  and  payment  of the total
Retraction  Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions,  the holder of the Retracted Shares so redeemed by the  Corporation  or  purchased  by Parent  shall  thereafter  be considered  and deemed  for all  purposes  to be a holder of the  Parent  Common
Shares delivered to it.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not  be  obligated  to  redeem  Retracted  Shares  specified  by a  holder  in a
Retraction  Request to the extent that such redemption of Retracted Shares would be contrary to solvency  requirements or other  provisions of applicable law. If the  Corporation  believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date,  and provided that Parent shall not have  exercised the Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to

                                      I-85

redeem  Retracted  Shares  specified by a holder in a Retraction  Request to the extent of the maximum  number that may be so redeemed  (rounded  down to a whole number of shares) as would not be contrary to such  provisions  and shall notify the holder at least two  Business  Days prior to the  Retraction  Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the  redemption by the  Corporation  of Retracted  Shares would be contrary to solvency  requirements  or other  provisions of applicable  law, the
Corporation  shall redeem  Retracted  Shares in  accordance  with Section 6.2 of these  share  provisions  on a pro rata basis and shall  issue to each holder of
Retracted  Shares  a  new  certificate,  at  the  expense  of  the  Corporation, representing  the Retracted  Shares not redeemed by the Corporation  pursuant to
Section 6.2 hereof.  Provided that the Retraction  Request is not revoked by the holder in the manner  specified in Section 6.7, the holder of any such Retracted
Shares not  redeemed by the  Corporation  pursuant to Section 6.2 of these share provisions  as  a  result  of  solvency  requirements  or  other  provisions  of applicable  law shall be deemed by giving  the  Retraction  Request  to  require
Parent to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable  thereafter on payment by Parent to such holder of the
Purchase Price for each such Retracted Share, all as more specifically  provided in the Exchange and Voting Agreement.

6.7 A holder of Retracted  Shares may, by notice in writing  given by the holder to the Corporation  before the close of business on the Business Day immediately preceding the Retraction Date,  withdraw its Retraction  Request, in which event such Retraction Request shall be null and void and, for greater  certainty,  the revocable  offer  constituted  by the  Retraction  Request to sell the Retracted
Shares to Parent shall be deemed to have been revoked.

                                    ARTICLE 7
              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to  applicable  law, and provided  Parent has not exercised the Call
Right, the Corporation shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the Current Market Price of a Parent Common Share on the last Business Day prior to the Redemption  Date (the  "Redemption  Price"),  which shall be satisfied in full by the  Corporation  causing to be delivered to each holder of Exchangeable
Shares one Parent Common Share for each Exchangeable  Share held by such holder, together with the Dividend Amount.

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the
Corporation  shall,  at least 60 days before the  Redemption  Date (other than a
Redemption  Date  established in connection  with a Parent Control  Transaction, send or cause to be sent

                                      I-86

to each holder of  Exchangeable  Shares a notice in writing of the redemption by the  Corporation or the purchase by Parent under the Call Right, as the case may be, of the Exchangeable  Shares held by such holder. In the case of a Redemption
Date  established in connection with a Parent Control  Transaction,  the written notice of redemption by the Corporation or the purchase by Parent under the Call
Right  will be sent on or before  the  Redemption  Date,  on as many days  prior written notice as may be determined by the Board of Directors of the Corporation to be reasonably practicable in the circumstances. In any such case, such notice shall set out the  formula  for  determining  the  Redemption  Price or the Call
Purchase  Price,  as the case may be, the  Redemption  Date and, if  applicable, particulars of the Call Right.

7.3 On or after the Redemption Date and subject to the exercise by Parent of the
Call Right,  the  Corporation  shall cause to be delivered to the holders of the
Exchangeable   Shares  to  be  redeemed  the  Redemption  Price  for  each  such
Exchangeable  Share,  together with the Dividend  Amount upon  presentation  and surrender at the  registered  office of the  Corporation or at any office of the
Trustee  as  may  be  specified  by  the  Corporation  in  such  notice  of  the certificates  representing  such Exchangeable  Shares,  together with such other
documents  and   instruments  as  may  be  required  to  effect  a  transfer  of
Exchangeable  Shares under the Act and the Articles of the  Corporation and such additional  documents and  instruments as the Transfer Agent and the Corporation may  reasonably  require.  Payment  of  the  total  Redemption  Price  for  such
Exchangeable Shares, together with payment of the Dividend Amount, shall be made by  delivery  to each  holder,  at the  address  of the holder  recorded  in the register of members of the  Corporation  or by holding for pick-up by the holder at the  registered  office of the  Corporation  or at any office of the Transfer
Agent as may be specified by the  Corporation  in such notice,  on behalf of the
Corporation  of  certificates  representing  Parent  Common Shares (which shares shall be duly  issued as fully  paid and non-  assessable  and shall be free and clear of any lien,  claim or  encumbrance)  and, if applicable,  a cheque of the
Corporation  payable at par at any branch of the bankers of the  Corporation  in payment of any  Dividend  Amounts,  in each case,  less any amounts  withheld on account of tax required to be deducted and withheld therefrom.  On and after the
Redemption  Date, the holders of the  Exchangeable  Shares called for redemption shall cease to be holders of such Exchangeable  Shares and shall not be entitled to  exercise  any of the rights of holders  in respect  thereof,  other than the right to receive their  proportionate part of the total Redemption Price and any
Dividend  Amount,  unless payment of the total Redemption Price and any Dividend
Amount for such  Exchangeable  Shares  shall not be made upon  presentation  and surrender of certificates in accordance with the foregoing provisions,  in which case  the  rights  of the  holders  shall  remain  unaffected  until  the  total
Redemption  Price and any  Dividend  Amount  shall  have been paid in the manner hereinbefore  provided.  The Corporation  shall have the right at any time after the  sending of notice of its  intention  to redeem the  Exchangeable  Shares as aforesaid to deposit or cause to

                                      I-87

be deposited the total  Redemption Price for and the full amount of the Dividend
Amount on (except as otherwise  provided in this  Section 7.3) the  Exchangeable
Shares so called  for  redemption,  or of such of the said  Exchangeable  Shares represented  by  certificates  that  have not at the date of such  deposit  been surrendered  by the holders  thereof in connection  with such  redemption,  in a custodial  account with any chartered bank or trust  Corporation in Canada named in such  notice,  less any  amounts  withheld  on account of tax  required to be deducted and withheld  therefrom.  Upon the later of such deposit being made and the Redemption  Date, the  Exchangeable  Shares in respect  whereof such deposit shall have been made shall be  redeemed  and the rights of the  holders  thereof after such deposit or  Redemption  Date, as the case may be, shall be limited to receiving  their  proportionate  part  of the  total  Redemption  Price  and the
Dividend Amount for such Exchangeable Shares so deposited,  against presentation and surrender of the said certificates held by them, respectively, in accordance with the  foregoing  provisions.  Upon  such  payment  or  deposit  of the total
Redemption Price and the full Dividend  Amount,  the holders of the Exchangeable
Shares shall  thereafter be considered and deemed for all purposes to be holders of the Parent Common Shares delivered to them or the custodian on their behalf.

                                    ARTICLE 8

                            PURCHASE FOR CANCELLATION

8.1 Subject to applicable  law, the Corporation may at any time and from time to time purchase for cancellation  all or any part of the outstanding  Exchangeable
Shares  at any  price by tender  to all the  holders  of record of  Exchangeable
Shares then outstanding or through the facilities of any stock exchange on which the  Exchangeable  Shares  are  listed or quoted at any price per  share.  If in response to an invitation  for tenders under the provisions of this Section 8.1, more  Exchangeable  Shares are tendered at a price or prices  acceptable  to the
Corporation  than the  Corporation  is prepared to  purchase,  the  Exchangeable
Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the  Corporation,  provided that when shares are tendered at different prices,  the pro rating  shall be effected  (disregarding  fractions)  only with respect to the shares  tendered at the price at which more shares were  tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If part only of the Exchangeable Shares represented by any  certificate  shall be purchased,  a new  certificate for the balance of such shares shall be issued at the expense of the Corporation.

                                      I-88

                                    ARTICLE 9
                                  VOTING RIGHTS

9.1 Except as required by applicable  law and by Article 10 hereof,  the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the  Shareholders  of the Corporation or to vote at any such meeting.

                                   ARTICLE 10
                             AMENDMENT AND APPROVAL

10.1 The  rights,  privileges,  restrictions  and  conditions  attaching  to the
Exchangeable  Shares  may be added  to,  changed  or  removed  but only with the approval  of the  holders  of  the  Exchangeable  Shares  given  as  hereinafter specified.

10.2 Any  approval  given by the holders of the  Exchangeable  Shares to add to, change or remove any right, privilege, restriction or condition attaching to the
Exchangeable Shares or any other matter requiring the approval or consent of the holders of the  Exchangeable  Shares  shall be deemed to have been  sufficiently given if it shall have been given in accordance with applicable law subject to a minimum  requirement that such approval be evidenced by resolution passed by not less  than  two-thirds  of the votes  cast on such  resolution  at a meeting  of holders of  Exchangeable  Shares duly called and held at which the holders of at least 10% of the  outstanding  Exchangeable  Shares at that time are  present or represented  by proxy;  provided  that if at any such  meeting the holders of at least 10% of the outstanding Exchangeable Shares at that time are not present or represented  by proxy within  one-half  hour after the time  appointed  for such meeting,  then the meeting  shall be  adjourned  to such date not less than five days  thereafter and to such time and place as may be designated by the Chairman of such meeting.  At such adjourned  meeting the holders of Exchangeable  Shares present or  represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than  two-thirds  of the votes cast on such  resolution at such meeting  shall  constitute  the  approval  or  consent  of  the  holders  of the
Exchangeable Shares.

                                   ARTICLE 11
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

11.1 The Corporation  will take all such actions and do all such things as shall be necessary  or advisable to perform and comply with and to ensure  performance and compliance by Parent and the Corporation  with all provisions of the Support
Agreement

                                      I-89

applicable to Parent and the Corporation,  respectively,  in accordance with the terms thereof including,  without limitation,  taking all such actions and doing all such things as shall be  necessary  or  advisable  to enforce to the fullest extent  possible  for the  direct  benefit  of the  Corporation  all  rights and benefits in favour of the Corporation under or pursuant to such agreement.

11.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness  of its rights or  obligations  under the
Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share  provisions other than such amendments,  waivers and/or forgiveness as may be necessary or advisable for the purposes of:

         (a)      adding to the covenants of the other parties to such agreement for the  protection of the  Corporation  or the holders of the
                  Exchangeable Shares thereunder;

         (b)      making such provisions or modifications  not inconsistent with such  agreement as may be necessary or desirable  with respect to matters or questions arising  thereunder which, in the good faith opinion of the Board of  Directors,  it may be expedient to make,  provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions  and  modifications  will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

         (c)      making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation,  are required for the purpose of curing or correcting any ambiguity or defect or inconsistent  provision  or  clerical  omission  or mistake or manifest error contained  therein,  provided that the Board of
                  Directors   shall  be  of  the  good  faith   opinion,   after
                  consultation  with counsel,  that such changes or  corrections will not be prejudicial to the interests of the holders of the
                  Exchangeable Shares.

                                      I-90

                                   ARTICLE 12
                     LEGEND; CALL RIGHTS; WITHHOLDING RIGHTS

12.1 The certificates  evidencing the  Exchangeable  Shares held by Shareholders who have  intervened to the Exchange and Voting  Agreement shall contain or have affixed  thereto  a  legend  in form  and on  terms  approved  by the  Board  of
Directors,  with  respect  to the  Support  Agreement,  the Call  Rights and the
Exchange and Voting  Agreement  (including  the  provisions  with respect to the voting rights, exchange right and automatic exchange thereunder).

12.2 The  Corporation,  Parent and the  Trustee  shall be entitled to deduct and withhold from any dividend or consideration  otherwise  payable to any holder of
Exchangeable  Shares such amounts as the  Corporation,  Parent or the Trustee is required or permitted to deduct and withhold  with respect to such payment under the Income Tax Act (Canada),  the United States Internal Revenue Code of 1986 or
any provision of provincial,  state,  local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be  treated  for all  purposes  hereof as having  been paid to the holder of the shares in respect of which such  deduction and  withholding  was made,  provided that such  withheld  amounts are  actually  remitted to the  appropriate  taxing authority. To the extent that the amount so required or permitted to be deducted or  withheld  from any  payment  to a holder  exceeds  the cash  portion  of the consideration  otherwise payable to the holder, the Corporation,  Parent and the
Trustee are hereby  authorized  to sell or otherwise  dispose of such portion of
the   consideration  as  is  necessary  to  provide   sufficient  funds  to  the
Corporation,  Parent or the Trustee,  as the case may be, to enable it to comply with such deduction or withholding  requirement and the  Corporation,  Parent or the Trustee shall notify the holder  thereof and remit any unapplied  balance of the net proceeds of such sale.

                                   ARTICLE 13
                                     NOTICES

13.1 Any notice,  request or other  communication to be given to the Corporation by a holder of  Exchangeable  Shares  shall be in writing and shall be valid and effective  if given by mail  (postage  prepaid) or by telecopy or by delivery to the registered  office of the  Corporation and addressed to the attention of the
President of the Corporation.  Any such notice,  request or other communication, if given by mail, telecopy or delivery,  shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

                                      I-91

13.2 Any  presentation  and surrender by a holder of Exchangeable  Shares to the
Corporation or the Trustee of certificates  representing  Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable  Shares shall be made by registered mail  (postage  prepaid)  or  by  delivery  to  the  registered  office  of  the
Corporation  or to  such  office  of the  Trustee  as may  be  specified  by the
Corporation,  in each case,  addressed to the  attention of the President of the
Corporation.  Any such presentation and surrender of certificates  shall only be deemed to have been made and to be effective upon actual receipt  thereof by the
Corporation  or the  Trustee,  as the case may be.  Any  such  presentation  and surrender of  certificates  made by registered mail shall be at the sole risk of the holder mailing the same.

13.3 Any  notice,  request  or other  communication  to be given to a holder  of
Exchangeable  Shares by or on behalf of the Corporation  shall be in writing and shall be valid and effective if given by mail  (postage  prepaid) or by delivery to the  address  of the  holder  recorded  in the  register  of  members  of the
Corporation  or, in the event of the  address  of any such  holder  not being so recorded,  then at the last  known  address  of such  holder.  Any such  notice, request or other  communication,  if given by mail, shall be deemed to have been given and received on the third  Business Day following the date of mailing and, if given by  delivery,  shall be deemed to have been given and  received  on the date of delivery.  Accidental failure or omission to give any notice, request or other  communication  to one or more  holders of  Exchangeable  Shares shall not invalidate or otherwise  alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                                      I-92

                                   SCHEDULE A
                         TO PROVISIONS ATTACHING TO THE
                               EXCHANGEABLE SHARES

                               RETRACTION REQUEST

To 3786137 Canada Inc. (the "Corporation") and Tece Inc. ("Tece")

This  notice is given  pursuant  to  Article  6 of the  provisions  (the  "Share
Provisions") attaching to the Exchangeable Shares of the Corporation represented by this  certificate  and all  capitalized  words and  expressions  used in this notice that are defined in the Share  Provisions  have the meanings  ascribed to such words and expressions in such Share Provisions.

The undersigned  hereby notifies the Corporation that, subject to the Call Right referred to below,  the undersigned  desires to have the  Corporation  redeem in accordance with Article 6 of the Share Provisions:

                  all share(s) represented by this certificate; or

                                  share(s) only represented by this certificate.
---------------------------------

The undersigned hereby notifies the Company that the Retraction Date shall be
__________________

NOTE:  The  Retraction  Date must be a Business Day and must not be less than 10
Business  Days nor more than 15  Business  Days  after the date upon  which this notice is received by the  Corporation.  If no such  Business  Day is  specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by the Corporation.

The undersigned  acknowledges the overriding Call Right of Tece Inc. to purchase all but not less than all the  Retracted  Shares from the  undersigned  and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted  Shares to Tece Inc. in accordance with the Call Right on the
Retraction Date for the Purchase Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions.  This Retraction  Request,  and this offer to sell the Retracted Shares to Tece Inc., may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any

                                      I-93

time before the close of business on the Business Day immediately  preceding the
Retraction Date.

The  undersigned  acknowledges  that if, as a result of solvency  provisions  of applicable  law, the Corporation is unable to redeem all Retracted  Shares,  the undersigned  will be deemed to have exercised the Insolvency  Exchange Right (as defined in the Exchange and Voting  Agreement) so as to require the  Corporation to purchase the unredeemed Retracted Shares.

The undersigned  hereby represents and warrants to the Corporation and Tece Inc.
that the undersigned:

         / /      is

                  (select one)

         / /      is not

a  non-resident  of Canada for  purposes  of the Income  Tax Act  (Canada).  The undersigned  acknowledges  that  in  the  absence  of  an  indication  that  the undersigned is not a non-resident of Canada,  withholding on account of Canadian tax may be made from amounts  payable to the  undersigned  on the  redemption or purchase of the Retracted Shares.

The  undersigned  hereby  represents  and  warrants to the  Corporation  and Bio
Syntech  that  the  undersigned  has good  title  to,  and  owns,  the  share(s)
represented by this  certificate to be acquired by the Corporation or Tece Inc., as the case may be, free and clear of all liens, claims and encumbrances.

  ------       ------------------------               -----------------------
  (Date)       (Signature of Shareholder)              (Guarantee of Signature)

Please  check  box if the  securities  and  any  cheque(s)  resulting  from  the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder  from the  trustee  under the  Exchange  and Voting  Agreement  (the
"Trustee"), failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE:  This panel must be completed  and this  certificate,  together  with such additional  documents  as the Trustee may require,  must be  deposited  with the
Trustee.  The  securities  and any cheque(s)  resulting  from the  retraction or purchase of the Retracted Shares will be

                                      I-94

issued and  registered  in, and made payable to,  respectively,  the name of the shareholder as it appears on the register of the  Corporation and the securities and any cheque(s)  resulting from such  retraction or purchase will be delivered to such  shareholder as indicated above,  unless the form appearing  immediately below is duly completed.

THE SHARES OF COMMON STOCK OF TECE INC., A NEVADA  CORPORATION,  TO BE ISSUED IN
EXCHANGE FOR THE  EXCHANGEABLE  SHARES  REPRESENTED BY THIS CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE U.S.  SECURITIES ACT OF 1933, AS AMENDED,  AND MAY NOT
BE SOLD OR  OTHERWISE  TRANSFERRED  UNLESS A  COMPLIANCE  WITH THE  REGISTRATION
PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM
SUCH REGISTRATION  PROVISIONS HAS BEEN  ESTABLISHED,  OR UNLESS SOLD PURSUANT TO
RULE 144 UNDER THE SECURITIES ACT OF 1933.

Date:____________________

Name of Person in Whose Name Securities or Cheque(s)Are to be Registered, Issued
or Delivered:

                                   ______________________________

Street Address or P.O. Box:        ______________________________

Signature of Shareholder:          ______________________________

City, Province and Postal Code:    ______________________________

Signature Guaranteed by:           ______________________________

NOTE: If this Retraction  Request is for less than all of the shares represented by this certificate,  a certificate  representing the remaining  share(s) of the
Corporation represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer  Power on the share  certificate is duly completed in respect of such share(s).

                                                                        Annex II

TECE, INC.
Pro Forma Consolidated Balance Sheet

As at September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

                                                                        TECE, INC.
                                                                         (FORMERLY
                                                       TEC.COM       INTERNET FOOD
                                                  CONSOLIDATED      COMPANY, INC.)         ADJUSTMENTS             PRO FORMA
                                                             $                   $                   $                     $
                                                   (unaudited)         (unaudited)
ASSETS

CURRENT ASSETS

Cash and cash equivalents                               38,788               1,353            3,491,444 2 f)       3,531,585
Accounts receivable                                    281,775               1,418               (1,418)2 g)         281,775
Tax credits receivable                                 207,004                   -                    -              207,004
Prepaid expenses                                        69,086                   -                    -               69,086
                                              ---------------------------------------------------------------------------------

                                                       596,653               2,771            3,490,026            4,089,450

FIXED ASSETS                                           165,319                 475                 (475)2 g)         165,319

OTHER ASSETS                                             8,087               6,050               (6,050)2 g)           8,087
                                              ---------------------------------------------------------------------------------

                                                       770,059               9,296            3,483,501            4,262,856
                                              ---------------------------------------------------------------------------------

LIABILITIES

CURRENT LIABILITIES
Bank indebtedness                                      507,203                   -             (507,203)2 f)               -
Accounts payable and accrued liabilities               877,899                   -                    -              877,899
Notes payable                                          630,000              34,221              (34,221)2 g)         630,000
Deferred revenue                                       141,167                   -                    -              141,167
Current portion of long-term debt                       15,427                   -                    -               15,427
                                              ---------------------------------------------------------------------------------

                                                     2,171,696              34,221             (541,424)           1,664,493
                                              ---------------------------------------------------------------------------------

LONG-TERM DEBT                                         156,443                   -                    -              156,443

ADVANCES FROM MANITEX CAPITAL INC.                     910,165                   -                    -              910,165

CONVERTIBLE DEBENTURES                               4,985,263                   -                    -            4,985,263
                                              ---------------------------------------------------------------------------------

                                                     6,051,871                   -                    -            6,051,871
                                              ---------------------------------------------------------------------------------

REDEEMABLE PREFERRED SHARES                          2,046,508                   -                    -            2,046,508
                                              ---------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIENCY)

EXCESS OF DEFICIT OVER SHARE CAPITAL
Capital stock (31,184,346 common shares
      issued and outstanding)                        2,906,703             126,250            4,112,000 2  f) h)   7,144,953
Deferred stock-based compensation                     (103,437)                  -                    -             (103,437)
Additional paid-in capital                           2,819,679                                        -            2,819,679
Accumulated other comprehensive income                 145,245                   -                    -              145,245
Accumulated deficit                                (15,268,206)           (151,175)             (87,075)2 g) h)  (15,506,456)
                                              ---------------------------------------------------------------------------------

                                                    (9,500,016)            (24,925)           4,024,925           (5,500,016)
                                              ---------------------------------------------------------------------------------

                                                       770,059               9,296            3,483,501            4,262,856
                                              ---------------------------------------------------------------------------------

                                      II-1

TECE, INC.
Pro Forma Consolidated Statement of Operations and Deficit

For the nine-month period ended September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

                                                                        TECE, INC.
                                                                         (FORMERLY
                                                     TEC.COM         INTERNET FOOD
                                                CONSOLIDATED        COMPANY, INC.)         ADJUSTMENTS             PRO FORMA
                                                           $                     $                   $                     $
                                                 (unaudited)           (unaudited)

REVENUE

Consulting fees                                      421,045                      -                   -              421,045
Licensing revenue from software sales                      -                      -                   -                    -
Web advertising revenue                              170,384                      -                   -              170,384
Product sales                                              -                  3,194                   -                3,194
                                            -----------------------------------------------------------------------------------

                                                     591,429                  3,194                   -              594,623
                                            -----------------------------------------------------------------------------------

EXPENSES
Selling and administrative (including
      recovery of stock-based
      compensation expense of $957,450)            3,087,142                 14,418              87,075 2 g) h)    3,188,635
Research and development, net of tax
      credit                                          50,913                      -                   -               50,913
Amortization of other assets                           7,682                      -                   -                7,682
Depreciation of fixed assets                          51,055                     75                   -               51,130
                                            -----------------------------------------------------------------------------------

                                                   3,196,792                 14,493             (87,075)           3,298,360
                                            -----------------------------------------------------------------------------------

OPERATING LOSS                                    (2,605,363)               (11,299)            (87,075)          (2,703,737)
                                            -----------------------------------------------------------------------------------

OTHER INCOME (EXPENSES)
Interest income                                        2,750                      -                   -                2,750
Finance fee expense                                   (1,852)                     -                   -               (1,852)
Interest expense (including accretion on
      convertible debentures of
      $2,571,429 (note 2 b))                      (2,897,585)                     -                   -           (2,897,585)
Foreign exchange gain (loss)                        (155,368)                     -                   -             (155,368)
                                            -----------------------------------------------------------------------------------

                                                  (3,052,055)                     -                   -           (3,052,055)
                                            -----------------------------------------------------------------------------------

NET LOSS BEFORE INCOME TAXES                      (5,657,418)               (11,299)            (87,075)          (5,755,792)

INCOME TAX EXPENSE                                         -                   (800)                  -                 (800)
                                            -----------------------------------------------------------------------------------

NET LOSS FOR THE PERIOD                           (5,657,418)               (12,099)            (87,075)          (5,756,592)
                                            -----------------------------------------------------------------------------------

NET LOSS PER COMMON SHARE, BASIC AND
      DILUTED                                          (0.33)                     -                   -                (0.18)
                                            -----------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES          16,926,470                                                      31,184,346
                                            -----------------------------------------------------------------------------------

                                      II-2

TECE, INC.
Pro Forma Consolidated Statement of Operations and Deficit

For the year ended December 31, 1999
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

                                                                        TECE, INC.
                                                                         (FORMERLY
                                                       TEC.COM       INTERNET FOOD
                                                  CONSOLIDATED      COMPANY, INC.)         ADJUSTMENTS             PRO FORMA
                                                             $                   $                   $                     $

REVENUE

Consulting fees                                        357,845                   -                    -              357,845
Licencing revenue from software sales                   13,424                   -                    -               13,424
Product sales                                                -              16,991                    -               16,991
                                              ---------------------------------------------------------------------------------

                                                       371,269              16,991                    -              388,260
                                              ---------------------------------------------------------------------------------

EXPENSES
Selling and administrative (including
      stock-based compensation expense of
      $2,533,040)                                    5,786,624              77,076              121,338 2 g) h)    5,985,038
Research and development, net of tax credits            29,004                   -                    -               29,004
Amortization of other assets                             9,899                   -                    -                9,899
Depreciation of fixed assets                            19,361                 150                    -               19,511
                                              ---------------------------------------------------------------------------------

                                                     5,844,888              77,226              121,338            6,043,452
                                              ---------------------------------------------------------------------------------

OPERATING LOSS                                      (5,473,619)            (60,235)            (121,338)          (5,655,192)
                                              ---------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
Interest income                                         40,367                   -                    -               40,367
Finance fee expense                                    (96,011)                  -                    -              (96,011)
Interest expense                                      (220,650)             (1,829)          (2,571,429)2 b)      (2,793,908)
Foreign exchange gain                                   60,387                   -                    -               60,387
                                              ---------------------------------------------------------------------------------

                                                      (215,907)             (1,829)          (2,571,429)          (2,789,165)
                                              ---------------------------------------------------------------------------------

LOSS FROM CONTINUING OPERATIONS BEFORE
      INCOME TAXES                                  (5,689,526)            (62,064)          (2,692,767)          (8,444,357)

INCOME TAX RECOVERY (EXPENSE)                           61,381                (800)                   -               60,581
                                              ---------------------------------------------------------------------------------

NET LOSS FOR THE YEAR FROM CONTINUING
      OPERATIONS BEFORE EXTRAORDINARY GAIN          (5,628,145)            (62,864)          (2,692,767)          (8,383,776)

EXTRAORDINARY GAIN ON SETTLEMENT OF DEBT,
      net of tax of $7,811                              15,161                   -                    -               15,161
                                              ---------------------------------------------------------------------------------

NET LOSS FOR THE YEAR                               (5,612,984)            (62,864)          (2,692,767)          (8,368,615)
                                              ---------------------------------------------------------------------------------

LOSS PER COMMON SHARE, BASIC AND
      DILUTED FROM
Continuing operations and extraordinary gain             (0.30)                  -                (0.09)               (0.27)
                                              ---------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
      OUTSTANDING                                   18,485,762                                                    31,184,346
                                              ---------------------------------------------------------------------------------

                                      II-3

TECE, INC.
Notes to Pro Forma Consolidated Financial Statements

September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

1.    BASIS OF PRESENTATION

      As of  October  10,  2000,  a  Share  Exchange  Agreement  (the  "Exchange
      Agreement") was entered into among TECE, Inc., a Nevada corporation listed on the OTC BB in the  United  States  under the symbol  TENC and  formerly called Internet Food Company, Inc. ("TECE"),  its wholly owned subsidiary,
      3786137 Canada Inc. ("3786137"), TEC Technology Evaluation.Com Corporation
      ("TEC.com")   Manitex  Capital  Inc.   ("Manitex"),   Intasys  Corporation
      ("Intasys") and Mr. Don Lobley  ("Lobley"),  (Manitex,  Lobley and Intasys
      are  collectively  referred to as the  "Majority  TEC.com  Shareholders").
      Effective  November 9, 2000,  pursuant to this Exchange  Agreement,  TECE, through  its  wholly  owned  subsidiary,  3786137,  has  taken a  majority controlling interest in TEC.com.

      This  transaction  was  accounted for in  accordance  with the  guidelines established by the Securities and Exchange Commission (SEC), as more fully explained in note 2, for reverse takeovers since after the transaction the shareholders of TEC.com exercise effective control of the combined entity.

      The unaudited pro forma consolidated  financial  statements should be read in  conjunction  with the historical  financial  statements of the various companies involved in the transactions described in note 2.

      The accompanying  unaudited pro forma consolidated financial statements as at September  30, 2000 and December 31, 1999 of TECE have been prepared by management to reflect the transactions  described in note 2 as if they had all  occurred  as of  September  30,  2000 with  respect to the  unaudited consolidated  pro forma  balance  sheet,  and as of  January  1, 1999 with respect to the unaudited  consolidated  pro forma  statement of operations and deficit. These transactions are described in detail in the 8K filed by
      TECE on November 9, 2000.

      These accompanying  unaudited pro forma consolidated  financial statements of TECE have been prepared by management  in  accordance  with  accounting principles  generally  accepted  in the  United  States  and the pro forma assumptions described in note 2.

      The  unaudited  pro  forma  consolidated  financial  statements  have been prepared from the following:

      a)    the audited consolidated  statement of operations of TEC.com for the year ended December 31, 1999 and the unaudited  consolidated interim financial  statements of TEC.com for the nine months ended September
            30, 2000 prepared under United States generally accepted  accounting principles (U.S. GAAP);

      b)    the audited financial statements of Internet Food Company,  Inc. for the year ended December 31, 1999 and the unaudited interim financial statements of Internet Food Company,  Inc. for the nine months ended
            September 30, 2000.

                                      II-4

TECE, INC.
Notes to Pro Forma Consolidated Financial Statements

September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

      The  unaudited  pro  forma  consolidated  statement  of  earnings  is  not necessarily  indicative  of the  results  of  operations  that  would have occurred in the periods referred to above had the transaction described in note 2 been  effected at the  beginning  of the year,  nor is  necessarily indicative of future  results.  In  preparation of the unaudited pro forma consolidated  financial statements,  management has made certain estimates and  assumptions  that affect the amounts  reported in the  unaudited  pro forma  consolidated  financial  statements.  Actual amounts  recorded upon consummation of the transactions may differ from these estimates.

      The accounting policies used in the preparation of the unaudited pro forma consolidated  financial  statements are in accordance with those disclosed in the TEC.com  audited  consolidated  financial  statements  for the year ended December 31, 1999.

2     PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

      The  unaudited  pro forma  consolidated  balance sheet as at September 30,
      2000 gives effect to the November 9, 2000  transaction  as if it had taken place as at  September  30, 2000.  The  unaudited  pro forma  consolidated statement of operations  and deficit for the year ended  December 31, 1999 and  the  nine  months  ended  September  30,  2000  give  effect  to  the transaction as if it had taken place as at January 1, 1999.

      The  acquisition of TEC.com by TECE is considered,  in substance,  to be a recapitalization  of  TEC.com  rather  than a  business  combination.  The significance  of this is that the  shares of common  stock  held by TECE's shareholders  are  treated  as an  issuance  of  new  equity  by  TEC.com, accompanied by a  recapitalization,  and therefore,  is accounted for as a change in capital structure.

      The basic  structure  and terms of the  reverse  acquisition  and  related events are accounted for in the unaudited pro forma consolidated financial statements as follows:

      c)    On March  30,  2000,  TEC.com  raised  $3,000,000  through a private placement  of 6%  secured  debentures,  convertible  at a  price  of
            US$0.21 per share into common  shares of TEC.com.  This  transaction with related parties was completed on realization of the following:

                           An exchange of notes payable due to Intasys Corporation                        $        1,000,000
                           An exchange of advances due to Manitex Capital Inc.                                       375,000
                                                                                                            -------------------

                           Total consideration on exchange of existing debt                                        1,375,000

                           Cash from Intasys Corporation                                                           1,625,000
                                                                                                            -------------------

                           Convertible debentures issued                                                  $        3,000,000
                                                                                                            -------------------

           Subsequently, the $3,000,000 convertible debentures were converted at
           US$0.21 per share into 14,285,714 common shares of TEC.com.

                                      II-5

TECE, INC.
Notes to Pro Forma Consolidated Financial Statements

September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

      b)    The conversion of the $3,000,000  convertible debentures resulted in a beneficial  conversion  feature and $2,571,429 of interest expense being recorded.

      c)    A $48,701  convertible  debenture was converted at US$0.50 per share into 97,403 shares of TEC.com.

      d)    Pro forma  adjustment to record the  acquisition of TECE by TEC.com.
            In  accordance  with the Exchange  Agreement,  the Majority  TEC.com
            Shareholders  transferred to 3786137, on a two-for-one basis, all of the  shares and  convertible  debentures  of  TEC.com  held by them, equivalent to a total of 23,826,280 common shares of TEC.com, for an aggregate of  11,913,140  exchangeable  preferred  shares of 3786137
            (the   "Exchangeable   Shares").   The   Exchangeable   Shares   are
            exchangeable  on a  share-for-share  basis  at the  option  of their holder  into an  aggregate  of  11,913,140  shares of common  stock,
            US$0.001 par value, of TECE.

      e)    In accordance  with the Exchange  Agreement  dated October 10, 2000, the  11,913,140  Exchangeable  Shares in 3786137 are  considered  in substance to be equal to TECE common  shares and  consequently,  are included  in the  calculation  of the total  issued and  outstanding shares of TECE,  as that number is used for  earnings  per share and shareholders' equity presentation.

      f)    Pro forma adjustment to record a private placement completed by TECE subsequent to the reverse  acquisition  yielding  gross  proceeds of
            $4,000,000  in which it issued an aggregate of 1,000,000  units each consisting  of one share of TECE common stock and one warrant.  Each warrant  entitles  its  holder to acquire  one share of TECE  common stock at a price of US$5.00 on or before September 30, 2002. The pro forma adjustment assumes the repayment of bank indebtedness with the proceeds of this private placement.

      g)    Pro forma  adjustment  to write off the net assets of Internet  Food
            Company,  Inc.  as  management  considers  them to have no  value to
            TECE's future  operations.  The adjustment  also  eliminates  TECE's accumulated deficit.

      h)    Subsequent  to September 30, 2000,  TEC.com  issued  800,000  common shares for cash  consideration of $200,000.  The fair value of these shares  was  US$0.39  each.  As a result,  the pro forma  adjustment records a stock-based compensation expense of $112,000.

                                      II-6

                                                                       Annex III

                  AMENDED AND RESTATED ARTICLES OF INCOPORATION

                                       OF

                                   TECE, INC.

                                    ARTICLE I

            The name of this corporation is TECE, Inc. (the "Corporation").

                                   ARTICLE II

            The nature of its business is to engage in any lawful activity.

                                   ARTICLE III

                        The capital stock of the Corporation shall consist of
            100,000,000 shares of common stock, $0.001 par value; and 5,000,000 shares of preferred stock, $.001 par value (the "Preferred Stock").

                        The Board of Directors is expressly authorized to
            provide for the issuance of all or any shares of the Preferred
            Stock, in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock
            Designation") and as may be permitted by the General Corporation Law of Nevada (the "NGCL"). The number of authorized shares of Preferred
            Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to the NGCL or any Preferred Stock
            Designation.

                                   ARTICLE IV

                        A. The Board of Directors shall have the power to
            determine by resolution the number of directors who shall constitute the full Board of Directors of the Corporation from time to time;
            provided, however, that the number of directors shall not be less than three and shall not be more than 15, unless otherwise determined by the stockholders of

                                     III-1

            the Corporation. Directors shall be elected by a plurality of votes cast. Their term of office shall expire at the next succeeding annual meeting of stockholders of the Corporation after their election and when their respective successors are elected and qualify.

                        B. Newly created directorships resulting from any
            increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation,
            retirement, disqualification, removal from office or other cause
            (other than a vacancy resulting from removal by the stockholders, in which case such vacancy shall be filled by the stockholders) may be filled by a majority vote of the directors then in office (unless otherwise required by the NGCL), though less than a quorum, and a director so chosen shall hold office until his successor is elected and qualifies. No decrease in the number of authorized directors constituting the whole Board of Directors shall shorten the term of any incumbent director.

                        C. Except as otherwise provided in the NGCL, any
            director or the entire Board of Directors may be removed by stockholders only for cause, and the affirmative vote of the holders of at least two-thirds of the voting power of all the then outstanding shares of stock, voting together as a single class, shall be required to effect such removal.

                                    ARTICLE V

                        This Corporation shall have perpetual existence.

                                   ARTICLE VI

                        The capital stock of the Corporation, after the fixed
            consideration therefor has been paid or performed, shall not be subject to assessment, and the holders thereof shall not be individually liable for the debts and liabilities of the
            Corporation.

                                   ARTICLE VII

                        No director or officer of the Corporation shall be
            personally liable to the Corporation of any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer;
            provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omission that involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the NGCL. Any repeal or modification of this Article by the stockholders of the Corporation shall only be prospective, and shall not adversely affect any limitation on the personal liability of a director of the Corporation for acts or omissions prior to such repeal or modification.

                                  ARTICLE VIII

                        The Corporation shall, to the fullest extent permitted
            by the provisions of the NGCL, as the same may be amended and supplemented, indemnify each person who is or was a director or officer of the Corporation and may indemnify any and all other persons whom it shall have power to indemnify under the NGCL from and against any and all of the expenses, liabilities, or other matters referred to in or covered by the

                                     III-2

            NGCL, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to acting in such person's official capacity and as to acting in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                        The Board of Directors shall have power to provide for
            indemnification of all persons whom the Corporation is authorized by these Amended and Restated Articles of Incorporation, or by applicable law, to indemnify, and may provide for such
            indemnification in the Bylaws of the Corporation and/or by separate agreement providing for such indemnification. It shall not be a defense to the enforcement of any such indemnification provided for in the Bylaws of the Corporation or in any such separate agreement that the scope or extent of the indemnification provided for exceeds indemnification expressly provided for either in the NGCL, or otherwise by law in the State of Nevada, provided that the scope and extent of such indemnification shall not exceed the Corporation's power of indemnification under applicable law.

                        No repeal or modification of this Article VIII shall
            adversely affect any right or protection afforded to a director or officer prior to such repeal or modification.

                        I, the undersigned, being the President of the
            Corporation, pursuant to the General Corporation Law of the State of
            Nevada, do make and file these Amended and Restated Articles of
            Incorporation, hereby declaring and certifying that the facts stated
            within are true, and accordingly have hereunto set my hand this ___
            day of June, 2001.

                                   -----------------------------------
                                   Andre Telmosse
                                   740 St. Maurice, Suite 410
                                   Montreal, Quebec, Canada H3C 1L5

                                     III-3

                                                                        Annex IV

                             AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

ORGANIZATION

The Audit Committee shall be comprised of a majority of independent directors as determined by the Board, and free from any relationship  that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee.

Members of the audit committee  shall be considered  independent if they have no relationship  to the  corporation  that may interfere with the exercise of their independence from management and the corporation. Examples of such relationships include:

         o     A  director  being  employed  by  the  corporation  or any of its affiliates for the current year or any of the past three years;

         o     A director accepting any compensation from the corporation or any of its affiliates  other than  compensation  for board service or benefits under a tax-qualified retirement plan;

         o     A  director  being  a  member  of  the  immediate  family  of  an individual  who is, or has been in any of the past  three  years, employed  by the  corporation  or any  of  its  affiliates  as an executive officer;

         o     A director being a partner in, or a controlling shareholder or an executive  officer of, any for-profit  business  organisation  to which  the  corporation  made,  or  from  which  the  corporation received,  payments  that  are or have  been  significant  to the corporation  or  business  organisation  in any of the past three years;

         o     A director  being  employed as an  executive  of another  company
               where  any  of  the   corporation's   executive  serves  on  that
               company's, compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting  practices,  and at least one member of the Committee  shall have accounting or related financial management expertise.

--------------------------------------------------------------------------------

STATEMENT OF POLICY

The audit  committee  shall  provide  assistance  to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting,  reporting practices of the company, and the quality and integrity of financial reports of the company.  In so doing, it is the  responsibility  of the  audit  committee  to  maintain  free and open communication between the directors,  the independent auditors and the financial management of the company.

RESPONSIBILITY

In carrying out its responsibilities,  the audit committee believes its policies and  procedures  should  remain  flexible,  in order to best  react to  changing conditions  and to ensure to the directors and  shareholders  that the corporate accounting  and reporting  practices of the company are in  accordance  with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

         o     Review and recommend to the directors the independent auditors to be selected to audit the financial  statements of the company and its divisions and subsidiaries;

         o     Review  the  nature  and  scope  of other  professional  services provided to the company by the independent  auditors and consider the relationship to the auditors' independence.

         o     Meet with the  independent  auditors and financial  management of the  Company  to review the scope of the  proposed  audit for the current  year  and  the  audit  procedures  to be  utilised,  the adequacy of the independent  auditor's  compensation,  and at the conclusion  thereof review such audit,  including any comments or recommendations of the independent auditors.

         o     Review with the independent auditors and financial and accounting personnel,  the adequacy and  effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed  controls or procedures are desirable.
               Particular  emphasis  should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed  illegal  or  otherwise  improper.  Further,  the committee periodically should review company policy statements to determine their adherence to the code of conduct.

                                      IV-2

Tece, Inc.                                                                2 of 4
Audit Committee
(o)

         o     Review the financial statements contained in the annual report to shareholders  with  management  and the  independent  auditors to determine  that the  independent  auditors are satisfied with the disclosure and content of the financial statement to be presented to the shareholders.  Any changes in accounting principles should be reviewed.

         o     Review with financial management and the independent auditors the
               results  of  their  timely  analysis  of  significant   financial
               reporting  issues  and  practices,   including   changes  in,  or
               adoptions of,  accounting  principles and  disclosure  practices.
               Also  review  with  financial   management  and  the  independent
               auditors their qualitative  judgement about the  appropriateness, not just  acceptability,  of accounting  principles and financial
               disclosure   practices   used  or  proposed   to  be  used,   and
               particularly, the degree of aggressiveness or conservatism of the organisation's accounting principles and underlying estimates.

         o     Provide  sufficient  opportunity for the independent  auditors to meet with the members of the audit  committee  without members of management  present.  Among  the items to be  discussed  in these
               meetings  are  the  independent   auditors'   evaluation  of  the
               company's financial,  accounting, and auditing personnel, and the co-operation  that the independent  auditors  received during the course of audit.

         o     Review  accounting and financial  human  resources and succession planning within the Company.

         o     Report the results of the annual audit to the board of directors.
               If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors'
               questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

         o     Submit the minutes of all meeting of the audit  committee  to, or discuss the matters  discussed at each committee meting with, the board of directors.

         o     Review filings with  Securities  Commissions  and other published documents  containing  the  company's  financial  statements  and consider whether the information  contained in these documents is consistent  with  the  information  contained  in  the  financial statements.

         o     Review policies and procedures with respect to officers'  expense accounts  and  perquisites,  including  their  use  of  corporate assets,  and consider the results of any review of these areas by the internal auditor or the independent accountant.

                                      IV-3

Tece, Inc.                                                                3 of 4
Audit Committee
(o)

         o     Review transaction (other than transactions which are reviewed by any  other  independent  committee  of the  Board  of  Directors)
               between the Company and (1) any  affiliates  (other than entities controlled by the Company); and (ii) any entity affiliated with a member of senior  management.  Such review will be  conducted  in order to ensure that such transactions are on a basis at least as
               favourable   to  the  Company  as  could  be  obtained   from  an
               unaffiliated third party.

         o     The audit  committee shall have the power to conduct or authorize investigations  into any matter within the  committee's  scope of responsibilities.  The  committee  shall be  empowered  to retain independent counsel,  accountants,  or others to assist it in the conduct of any investigation.

         o     The  committee  shall  meet at least  four times per year or more frequently  as  circumstances  require.  The  committee  may  ask members of management or others to attend the meeting and provide pertinent information as necessary.

                                      IV-4

Tece, Inc.                                                                4 of 4
Audit Committee
(o)

The Nasdaq Stock Market Listing Requirements

On December  14,  1999,  the SEC  approved  amendments  to Nasdaq's  independent director  and audit  committee  listing  standards,  which  Nasdaq  proposed  in
September  following  the  recommendations  of  The  Blue  Ribbon  Committee  on
Improving the Effectiveness of Corporate Audit Committees.

The  purpose  of these  rule  changes  is to  strengthen  the  independence  and effectiveness of corporate audit committees,  and to provide for  accountability among the company's audit committee,  outside directors,  and management.  These rules changes apply to companies  listed on the Nasdaq  National  Market and the
SmallCap Market. A summary of the new rules follows:

INDEPENDENT DIRECTORS
The new rules specify the  relationships  that  disqualify a director from being considered  "independent"  for  purposes  of serving as a member of an  issuer's audit committee. A director will not be considered "independent" if, among other things, he or she has:

o        been employed by the  corporation  or its  affiliates in the current or past three years;
o        accepted any  compensation  from the  corporation  or its affiliates in excess of $60,000  during the  previous  fiscal year  (except for board service, retirement plan benefits, or non- discretionary compensation);
o        an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;
o        been a partner,  controlling shareholder or an executive officer of any for-profit  business to which the  corporation  made,  or from which it
         received,   payments   (other  than  those  which  arise   solely  from
         investments in the  corporation's  securities) that exceed five percent of the  organization's  consolidated  gross  revenues for that year, or
         $200,000, whichever is more, in any of the past three years; or
o        been  employed  as an  executive  of  another  entity  where any of the company's executives serve on that entity's compensation committee.

AUDIT COMMITTEE - CHARTER REQUIREMENTS
Companies will be required to adopt a formal written  charter that specifies the scope of its  responsibilities  and the  means by which  it  carries  out  those responsibilities;  the outside  auditor's  accountability to the board and audit committee;  and the audit committee's  responsibility to ensure the independence of the outside auditor.

                                      IV-5

AUDIT COMMITTEE - STRUCTURE AND MEMBERSHIP REQUIREMENTS
The new rules require that audit  committees have a minimum of three members and be comprised of independent  directors  only. All directors must be able to read and understand  fundamental financial statements,  including a company's balance sheet,  income  statement,  and cash flow statement.  At least one director must have past employment experience in finance or accounting, requisite professional certification  in  accounting,  or other  comparable  experience or  background, including a current or past position as a chief  executive or financial  officer or  other  senior  officer  with  financial  oversight  responsibilities.  Under exceptional  and  limited  circumstances,  however,  the  new  rules  allow  ONE non-independent  director  to serve on the audit  committee,  provided  that the board  determines  it to be in the best  interests  of the  corporation  and its shareholders,  and the board discloses the reasons for the  determination in the company's next annual proxy statement.  Current employees or officers,  or their immediate family members,  however, are not able to serve on the audit committee under this exception.  Note: Companies which are small business filers under SEC rules are exempt from these structure and  composition  changes.  Instead,  such companies  are  required to maintain  an audit  committee  that is composed of a majority of independent directors.  Small business filers,  however, must comply with the new definition of "independent directors."

COMPLIANCE
Companies  listed on Nasdaq as of December 14, 1999,  and companies that applied for  listing on or before  that date,  will be  provided  until June 14, 2000 to adopt a formal written audit  committee  charter and until June 14, 2001 to meet the new audit  committee  structure and  membership  requirements.  In addition, issuers that transfer to Nasdaq from another  exchange will be afforded the same
grace  periods  they  would  have  received   under  their   previous   market's
implementation  schedule. All other companies must meet the new rules upon their listing on Nasdaq.

QUESTIONS
For more information on these rule changes, please contact your Nasdaq Director, or contact David Compton,  Listing  Qualifications  Regulatory  Policy, at (301)
978-8026,  or John Nachmann,  Office of General Counsel,  at (202) 728-8466.  To
view  the  complete  rule  filing,   approval,  and  related  materials,   visit
WWW.NASDAQNEWS.COM.  Under "Key Reports," click on "Improving the  Effectiveness of Corporate Audit Committees."

                                      IV-6

                                                                         Annex V

                                   TECE, INC.

                             2001 STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN.

                  This 2001 Stock  Option  Plan (the  "Plan") is  intended as an incentive, to retain in the employ of and as directors, consultants and advisors to TECE,  Inc., a Nevada  corporation  (the "Company") and any Subsidiary of the
Company,  within the  meaning of Section  424(f) of the United  States  Internal
Revenue Code of 1986, as amended (the "Code"),  persons of training,  experience and ability, to attract new employees, directors, consultants and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to  stimulate  the  active  interest  of such  persons  in the  development  and financial success of the Company and its Subsidiaries.

                  It is further  intended that certain options granted  pursuant to the Plan shall  constitute  incentive  stock  options  within the  meaning of
Section 422 of the Code (the  "Incentive  Options")  while certain other options
granted  pursuant  to  the  Plan  shall  be  nonqualified   stock  options  (the
"Nonqualified   Options").   Incentive  Options  and  Nonqualified  Options  are
hereinafter referred to collectively as "Options."

                  The Company  intends  that the Plan meet the  requirements  of
Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange  Act") and that  transactions of the type specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan be exempt from the  operation of Section 16(b)
of  the   Exchange   Act.   Further,   the  Plan  is  intended  to  satisfy  the
performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by  Section  162(m) of the Code.  In all  cases,  the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

         2.       ADMINISTRATION OF THE PLAN.

                  The Board of  Directors  of the Company  (the  "Board")  may
appoint and maintain as administrator of the Plan a Committee (the  "Committee")
consisting of two or more  directors who are  "Non-Employee  Directors" (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.
The  Committee,  subject to  Sections 3 and 5 hereof,  shall have full power and authority  to  designate  recipients  of  Options,  to  determine  the terms and conditions of respective  Option agreements (which need not be identical) and to interpret  the  provisions  and supervise the  administration  of the Plan.  The
Committee  shall have the  authority,  without  limitation,  to designate  which
Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified Options. To the extent

any Option  does not  qualify as an  Incentive  Option,  it shall  constitute  a separate Nonqualified Option.

                  Subject to the  provisions of the Plan,  the  Committee  shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other  determinations  necessary or advisable for the administration of the Plan and  shall  correct  any  defects  or  supply  any  omission  or  reconcile  any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the  Committee  deems  desirable to carry into effect the
Plan or any Options.  The act or  determination  of a majority of the  Committee shall be the act or  determination  of the Committee and any decision reduced to writing  and  signed  by all of the  members  of the  Committee  shall  be fully effective as if it had been made by a majority at a meeting  duly held.  Subject to the  provisions of the Plan,  any action taken or  determination  made by the
Committee  pursuant  to  this  and the  other  Sections  of the  Plan  shall  be conclusive on all parties.

                  In the event that for any reason  the  Committee  is unable to act or if the  Committee  at the time of any grant,  award or other  acquisition under the Plan of Options or Stock as  hereinafter  defined  does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan  shall be  administered  by the  Board,  and  references  herein to the
Committee  (except  in the  proviso  to this  sentence)  shall be  deemed  to be references to the Board, and any such grant,  award or other  acquisition may be approved or ratified in any other manner  contemplated  by  subparagraph  (d) of
Rule 16b-3;  provided,  however,  that options  granted to the  Company's  Chief
Executive Officer or to any of the Company's other four most highly  compensated officers that are intended to qualify as  performance-based  compensation  under
Section 162(m) of the Code may only be granted by the Committee.

         3.       DESIGNATION OF OPTIONEES.

                  The  persons  eligible  for   participation  in  the  Plan  as
recipients of Options (the "Optionees")  shall include  employees,  officers and directors of, and  consultants  and advisors to, the Company or any  Subsidiary;
provided that Incentive  Options may only be granted to employees of the Company and the Subsidiaries.  In selecting Optionees,  and in determining the number of shares to be covered by each Option  granted to  Optionees,  the  Committee  may consider  the  office  or  position  held  by the  Optionee  or  the  Optionee's relationship to the Company,  the Optionee's  degree of  responsibility  for and contribution  to the growth and  success of the Company or any  Subsidiary,  the
Optionee's length of service,  age, promotions,  potential and any other factors that the  Committee may consider  relevant.  An Optionee who has been granted an
Option  hereunder  may be  granted  an  additional  Option  or  Options,  if the
Committee shall so determine.

                                       V-2

         4.       STOCK RESERVED FOR THE PLAN.

                  Subject to adjustment as provided in Section 7 hereof, a total of 3,000,000 shares of the Company's Common Stock, $0.001 par value per share
(the "Stock"), shall be subject to the Plan. The maximum number of shares of
Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 1,250,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held in the Company's treasury, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the
Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any
Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

         5.       TERMS AND CONDITIONS OF OPTIONS.

                  Options  granted  under  the  Plan  shall  be  subject  to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) Option  Price.  The purchase  price of each share of Stock purchasable  under an Option shall be determined by the Committee at the time of grant,  but shall not be less than  100% of the Fair  Market  Value (as  defined below)  of such  share of Stock on the date the  Option  is  granted;  provided, however,  that with respect to an Optionee who, at the time an Incentive  Option is granted,  owns  (within the meaning of Section  424(d) of the Code) more than
10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary,  the purchase price per share of Stock  purchasable  under an
Incentive  Option  shall be at least 110% of the Fair Market  Value per share of
Stock on the date of grant.  The exercise price for each Option shall be subject to  adjustment  as provided in Section 7 below.  "Fair  Market  Value" means the closing price of publicly  traded  shares of Stock on the  principal  securities exchange  on which  shares of Stock are  listed  (if the  shares of Stock are so listed),  or on the Nasdaq  Stock  Market (if the shares of Stock are  regularly quoted on the Nasdaq Stock  Market),  or, if not so listed or regularly  quoted, the mean between the closing bid and asked prices of publicly  traded  shares of
Stock in the over-the-counter market, or, if such bid and asked prices shall not be  available,  as  reported  by any  nationally  recognized  quotation  service selected  by  the  Company,  or as  determined  by  the  Committee  in a  manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary  notwithstanding,  in no event shall the  purchase  price of a share of
Stock be less than the minimum price  permitted  under the rules and policies of any national securities exchange on which the shares of Stock are listed.

                                       V-3

                  (b) Option Term. The term of each Option shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

                  (c)  Exercisability.  Subject to Section 5(j) hereof,  Options shall be  exercisable  at such  time or times  and  subject  to such  terms  and conditions as shall be determined by the Committee at the time of grant.

                  The Committee  shall have the power to accelerate  the time at which any Option may first be  exercised  or the time during which any Option or any part  thereof will vest in  accordance  with the Plan,  notwithstanding  the provisions  in the Option  agreement  stating  the time at which it may first be exercised or the time during  which it will vest.  In its sole  discretion,  the
Committee  may also  determine  that,  in the event of a "Change of Control" (as hereinafter defined), each outstanding Option shall terminate within a specified number of days after notice to the Optionee  thereunder,  and each such Optionee shall  receive,  with  respect to each share of  Company  Stock  subject to such
Option,  an amount  equal to the excess of the Fair Market  Value of such shares immediately prior to such Change of Control over the exercise price per share of such  Option;  such  amount  shall be payable  in cash,  in one or more kinds of property  (including  the property,  if any,  payable in the  transaction)  or a combination thereof, as the Committee shall determine in its sole discretion.

                  For purposes of the Plan, a Change of Control  shall be deemed to have occurred if:

                           (i) a tender  offer  (or  series of  related  offers)
                  shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting  securities of the  surviving or resulting  corporation shall be owned in the  aggregate  by the  shareholders  of the
                  Company (as of the time immediately  prior to the commencement of such offer),  any  employee  benefit plan of the Company or its subsidiaries, and their affiliates;

                           (ii) the Company shall be merged or consolidated with
                  another  corporation,  unless  as a result  of such  merger or
                  consolidation   more  than  50%  of  the  outstanding   voting
                  securities of the surviving or resulting  corporation shall be owned in the aggregate by the  shareholders of the Company (as of the  time  immediately  prior  to  such  transaction),  any employee benefit plan of the Company or its subsidiaries,  and their affiliates;

                                       V-4

                           (iii) the Company shall sell substantially all of its
                  assets to another  corporation that is not wholly owned by the
                  Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the  shareholders of the  Company  (as  of  the  time  immediately  prior  to  such transaction),  any employee benefit plan of the Company or its subsidiaries and their affiliates; or

                           (iv) a Person (as defined below) shall acquire 50% or
                  more  of the  outstanding  voting  securities  of the  Company
                  (whether  directly,  indirectly,  beneficially  or of record), unless  as a result of such  acquisition  more than 50% of the outstanding  voting  securities  of the surviving or resulting
                  corporation   shall  be  owned   in  the   aggregate   by  the
                  shareholders of the Company (as of the time immediately  prior to the first  acquisition of such  securities by such Person), any employee benefit plan of the Company or its  subsidiaries, and their affiliates.

                           For  purposes  of this  Section  5(c),  ownership  of
voting  securities  shall  take into  account  and shall  include  ownership  as determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date  hereof)  under the  Exchange  Act.  In  addition,  for such  purposes,
"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof;  however,  a Person shall not include (A) the Company or any of its  subsidiaries;  (B) a trustee or other fiduciary  holding  securities  under an employee benefit plan of the Company or any of its  subsidiaries;  (C) an  underwriter  temporarily  holding  securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly,  by the  shareholders  of the Company in  substantially  the same proportion as their ownership of stock of the Company.

                  (d) Method of Exercise. Options to the extent then exercisable may be  exercised in whole or in part at any time during the option  period,  by giving written notice to the Company specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check or such other  instrument  as may be acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is  exercised)  that is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect

                                       V-5

to  shares of Stock  purchased  upon  exercise  of an Option at such time as the
Optionee  has given  written  notice of  exercise  and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                  (e)   Non-transferability   of   Options.   Options   are  not
transferable  and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and  distribution.  The Committee,  in its sole discretion,  may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the
Optionee or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit).  Any attempt to transfer,  assign,  pledge or otherwise dispose of, or to subject  to  execution,  attachment  or  similar  process,  any Option contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

                  (f) Termination by Death.  Unless otherwise  determined by the
Committee at grant, if any Optionee's  employment with or service to the Company or any  Subsidiary  terminates by reason of death,  the Option may thereafter be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one year after the date of such death or until the  expiration  of the stated  term of such  Option as  provided  under the Plan,  whichever  period is shorter.

                  (g)  Termination  by Reason of  Disability.  Unless  otherwise determined  by the  Committee at grant,  if any  Optionee's  employment  with or service  to the  Company  or any  Subsidiary  terminates  by reason of total and permanent  disability,  any  Option  held by such  Optionee  may  thereafter  be exercised,  to the extent it was  exercisable at the time of termination  due to
Disability (or on such accelerated  basis as the Committee shall determine at or after  grant),  but may not be  exercised  after one year after the date of such termination  of  employment  or service or the  expiration of the stated term of such  Option,  whichever  period is shorter;  provided,  however,  that,  if the
Optionee dies within such one year period,  any unexercised  Option held by such
Optionee  shall  thereafter  be  exercisable  to  the  extent  to  which  it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                  (h)  Termination  by Reason of  Retirement.  Unless  otherwise determined  by the  Committee at grant,  if any  Optionee's  employment  with or service to the Company or any Subsidiary terminates by reason of Normal or Early
Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such
Retirement (or on such accelerated  basis as the Committee shall determine at or after grant), but may not be exercised after three months after the date of such termination  of  employment  or service or the  expiration of the stated term of such  Option,  whichever  period is shorter;  provided,  however,  that,  if the
Optionee dies within such  three-month  period,  any unexercised  Option held by such Optionee  shall  thereafter be  exercisable,  to the extent to which it was exercisable at the time of death,

                                       V-6

for a period of one year after the date of such death or for the stated  term of such Option, whichever period is shorter.

                  For purposes of this paragraph (h), "Normal  Retirement" shall mean retirement from active  employment with the Company or any Subsidiary on or after  the  normal  retirement  date  specified  in the  applicable  Company  or
Subsidiary  pension  plan  or if no  such  pension  plan,  age  65,  and  "Early
Retirement" shall mean retirement from active employment with the Company or any
Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                  (i) Other  Termination.  Unless  otherwise  determined  by the
Committee at grant, if any Optionee's  employment with or service to the Company or any  Subsidiary  terminates  for any reason other than death,  Disability  or
Normal or Early Retirement,  the Option shall thereupon  terminate,  except that the portion of any Option that was  exercisable on the date of such  termination of  employment  or service may be exercised for the lesser of three months after the date of  termination  or the balance of such Option's term if the Optionee's employment  or service with the Company or any  Subsidiary  is terminated by the
Company  or such  Subsidiary  without  cause  (the  determination  as to whether termination  was for cause to be made by the  Committee).  In the event  that an
Optionee's  employment is terminated for cause,  such  Optionee's  Options shall immediately terminate. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a  Subsidiary,  or vice versa,  or from one Subsidiary to another,  shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

                  (j) Limit on Value of Incentive  Option.  The  aggregate  Fair
Market  Value,  determined as of the date the  Incentive  Option is granted,  of
Stock for which  Incentive  Options  are  exercisable  for the first time by any
Optionee  during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                  (k)  Transfer of  Incentive  Option  Shares.  The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a  disposition,  within the meaning of Section 424(c)
of the Code and regulations  promulgated  thereunder,  of any share or shares of
Stock issued to him upon exercise of an Incentive  Option granted under the Plan within the two-year period  commencing on the day after the date of the grant of such Incentive  Option or within a one-year  period  commencing on the day after the date of transfer of the share or shares to him  pursuant to the  exercise of such Incentive Option, he shall,  within 10 days after such disposition,  notify the Company thereof and immediately  deliver to the Company any amount of United
States federal, state and local income tax withholding required by law.

         6.       TERM OF PLAN.

                  No Option  shall be granted  pursuant  to the Plan on or after
January __, 2010, but Options theretofore granted may extend beyond that date.

                                       V-7

         7.       CAPITAL CHANGE OF THE COMPANY.

         (A)   CAPITALIZATION   ADJUSTMENTS.   In  the  event  of  any   merger,
reorganization, consolidation, recapitalization, stock dividend, or other change in  corporate  structure  affecting  the  Stock,  the  Committee  shall  make an appropriate  and equitable  adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding  Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

         (B)  DISSOLUTION  OR  LIQUIDATION.  In the  event of a  dissolution  or liquidation  of the  Company,  then  all  outstanding  Options  shall  terminate immediately prior to such event.

         (C) CHANGE OF CONTROL.  In the event of a Change of  Control,  then any
surviving   corporation  or  acquiring  corporation  shall  assume  any  Options outstanding  under the Plan or shall  substitute  similar Options  (including an award to acquire the same  consideration paid to the stockholders of the Company in the  transaction  for those  outstanding  under the  Plan).  In the event any surviving corporation or acquiring corporation refuses to assume such Options or to substitute  similar Options for those  outstanding  under the Plan, then with respect to Options held by employees whose  employment has not been  terminated, the vesting of such  Options  (and,  if  applicable,  the time during which such
Options may be exercised)  shall be  accelerated  in full, and the Options shall terminate if not exercised (if applicable) at or prior to the Change of Control.
With respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised (if applicable) prior to the Change of Control.

         8.       PURCHASE FOR INVESTMENT.

                  Unless the  Options  and shares  covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

                                       V-8

         9.       TAXES.

                  The  Company  may  make  such   provisions   as  it  may  deem
appropriate,  consistent  with  applicable  law, in connection  with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

         10.      EFFECTIVE DATE OF PLAN.

                  The Plan shall be effective on January ____,  2001,  provided, however,  that the Plan shall  subsequently  be approved by majority vote of the
Company's stockholders not later than January __, 2002.

         11.      AMENDMENT AND TERMINATION.

                  The Board may amend,  suspend,  or terminate the Plan,  except that no  amendment  shall be made that would  impair the rights of any  Optionee under any Option theretofore granted without the Optionee's consent,  and except that no amendment shall be made which,  without the approval of the stockholders of the Company would:

                  (a)  materially  increase  the  number of  shares  that may be issued under the Plan, except as is provided in Section 7;

                  (b) materially increase the benefits accruing to the Optionees under the Plan;

                  (c) materially  modify the  requirements as to eligibility for participation in the Plan;

                  (d) decrease the exercise price of an Incentive Option to less than  100% of the  Fair  Market  Value  per  share of Stock on the date of grant thereof or the exercise price of a  Nonqualified  Option to less than 80% of the
Fair Market Value per share of Stock on the date of grant thereof; or

                  (e) extend the term of any Option  beyond that provided for in
Section 5(b).

                  The  Committee  may amend the terms of any Option  theretofore granted, prospectively or retroactively,  but no such amendment shall impair the rights of any Optionee  without the Optionee's  consent.  The Committee may also substitute new Options for previously granted Options, including options granted under other plans  applicable to the participant and previously  granted Options having  higher  option  prices,  upon  such  terms  as the  Committee  may  deem appropriate.

                                       V-9

         12.      GOVERNMENT REGULATIONS.

                  The Plan, and the grant and exercise of Options hereunder, and the  obligation  of the Company to sell and deliver  shares under such  Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

         13.      GENERAL PROVISIONS.

                  (a)  Certificates.   All  certificates  for  shares  of  Stock
delivered under the Plan shall be subject to such stop transfer orders and other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

                  (b)  Employment  Matters.  The  adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued
employment or, in the case of an Optionee who is a director,  continued  service as a director,  with the Company or a Subsidiary,  as the case may be, nor shall it  interfere  in any way with the right of the  Company  or any  Subsidiary  to terminate  the  employment  of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

                  (c)  Limitation  of  Liability.  No member of the Board or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination or interpretation  taken or made in good faith with respect to the Plan, and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf shall,  to the fullest  extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

                  (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or are,  in the  opinion of counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate restrictive legend restricting the

                                      V-10

transfer or pledge of the Stock represented  thereby, and the Committee may also give  appropriate stop transfer  instructions  with respect to such Stock to the
Company's transfer agent.

         14.      GOVERNING LAW

                  The law of the  State of Nevada  shall  govern  all  questions concerning the construction,  validity and  interpretation of this Plan, without regard to such state's conflict of laws rules.

                                                     TECE, Inc.
                                                     January __, 2001

                                      V-11